               AETNA IMMEDIATE ANNUITY PROSPECTUS -- MAY 1, 2001
--------------------------------------------------------------------------------
[SIDE NOTE]
THE FUNDS
- Aetna Ascent VP
- Aetna Balanced VP, Inc.
- Aetna Income Shares d/b/a Aetna Bond VP
- Aetna Crossroads VP
- Aetna Growth VP
- Aetna Variable Fund d/b/a Aetna Growth and Income VP
- Aetna Index Plus Large Cap VP
- Aetna International VP
- Aetna Legacy VP
- Aetna Variable Encore Fund d/b/a Aetna Money Market
VP
- Aetna Small Company VP
- AIM V.I. Capital Appreciation Fund
- AIM V.I. Growth Fund
- AIM V.I. Growth and Income Fund
- AIM V.I. Value Fund
- Fidelity Variable Insurance Products Fund (VIP) High
Income Portfolio
- Janus Aspen Growth Portfolio
- Janus Aspen Worldwide Growth Portfolio
- Oppenheimer Aggressive Growth Fund/VA
- Oppenheimer Main Street Growth & Income Fund/VA
- Oppenheimer Strategic Bond Fund/VA
- Portfolio Partners, Inc. (PPI) MFS Capital
Opportunities Portfolio
- Portfolio Partners, Inc. (PPI) MFS Emerging Equities
Portfolio

- Portfolio Partners, Inc. (PPI) Scudder International
Growth Portfolio

- Portfolio Partners, Inc. (PPI) T. Rowe Price Growth
Equity Portfolio

[END SIDE NOTE]
THE CONTRACT. The contract described in this prospectus is a fixed or variable, group or individual immediate annuity contract issued by Aetna Life Insurance and Annuity Company (the Company, we, us, our). It is issued to you, the contract holder as either a nonqualified contract, or as a qualified contract for use with a traditional Individual Retirement Annuity
(IRA) under section 408(b) of the Internal Revenue Code of 1986, as amended (Tax Code) or with retirement plans qualifying under Tax Code sections 401, 403(b) or 457.
Contracts sold in New York are not available for 457 plans.
WHY READING THIS PROSPECTUS IS IMPORTANT. This prospectus contains facts about the contract and its investment options that you should know before purchasing. The information will help you decide if the contract is right for you. Please read this prospectus carefully.
 TABLE OF CONTENTS . . . PAGE 3
INVESTMENT OPTIONS. The contract offers variable investment options and a fixed dollar option. When you purchase the contract, your purchase payment will be applied to the investment options you select. Some investment options may be unavailable through your contract, your plan or in your state.
VARIABLE INCOME PAYMENTS. If you select variable income payments, the amount of your income payments will vary based on the performance of the variable investment options that you select. These options are called subaccounts. The subaccounts are within Variable
Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds (funds) listed on this page.
Subaccount performance will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

RISKS ASSOCIATED WITH INVESTING IN THE
FUNDS. Information about the risks of investing in the funds is located in the "Investment Options" section on page 18, in Appendix II--Description of Underlying
Funds, and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

GETTING ADDITIONAL INFORMATION. You may obtain the
May 1, 2001, Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling us at 1-800-238-6273.
You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account may be obtained by accessing the Securities and Exchange Commission's
(SEC) website, www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by contacting the SEC Public Reference Room.
Information on the operation of the Public Reference
Room may be obtained by calling 1-202-942-8090 or 1-800-SEC-0330, e-mailing publicinfo@sec.gov or by writing to SEC Public Reference Room, 450 Fifth Street,
N.W., Washington, D.C. 20549. The SAI table of contents is listed on page 38 of this prospectus. The SAI is incorporated into this prospectus by reference.

ADDITIONAL DISCLOSURE INFORMATION. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.
FIXED INCOME PAYMENTS. If you select fixed payments, your purchase payment will be applied to the fixed dollar option and your payment amount will not vary.
Except as specifically mentioned, this prospectus describes only the variable investment options.
However, we describe the fixed dollar option in Appendix I of this prospectus.

    (This page has been left blank intentionally.)

                               TABLE OF CONTENTS

   CONTRACT OVERVIEW..............................   4
   Contract Design
   Who's Who
   Contract Rights
   The Contract and Retirement Plan
   Contract Facts
   Questions: Contacting the Company (sidebar)
   Sending Forms and Written Requests in Good
   Order (sidebar)

 FEE TABLE........................................   5

 CONDENSED FINANCIAL INFORMATION..................  10

 PURCHASE.........................................  10

 RIGHT TO CANCEL..................................  11

 INCOME PAYMENTS..................................  11

 CALCULATING VARIABLE INCOME PAYMENTS.............  17

 INVESTMENT OPTIONS...............................  18

 FEES.............................................  21

 DEATH BENEFIT....................................  24

 WITHDRAWALS......................................  25

 TAXATION.........................................  26

 OTHER TOPICS.....................................  33

 The Company -- Variable Annuity Account B -- Contract
 Distribution -- Payment Delay or Suspension --
 Performance Reporting -- Voting Rights -- Contract
 Modifications -- Transfer of Ownership -- Legal
 Matters and Proceedings -- Financial Statements

 CONTENTS OF THE STATEMENT OF ADDITIONAL
 INFORMATION......................................  38

 APPENDIX I FIXED DOLLAR OPTION...................  39

 APPENDIX II DESCRIPTION OF UNDERLYING FUNDS......  42

 APPENDIX III CONDENSED FINANCIAL INFORMATION.....  58

[SIDE NOTE]
QUESTIONS: CONTACTING THE COMPANY
To answer your questions, contact your sales representative or write or call our Home Office at:
ING Aetna Financial Services
Attention: AFS Settlements
151 Farmington Avenue
Hartford, CT 06156
1-800-238-6273
SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER
If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your sales representative or write or call us to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.

[END SIDE NOTE]

CONTRACT OVERVIEW
----------------------------------------------

The following is intended as a summary. Please read each section of this prospectus for additional detail.

                                CONTRACT DESIGN
-------------------------------------------------------------------

The contract described in this prospectus is a fixed or variable, group or individual immediate annuity contract. It is designed for individuals who would like regular income payments from an annuity contract. The term "contract" in this prospectus refers to individual contracts and to certificates issued under group contracts.

                                   WHO'S WHO
-------------------------------------------------------------------

CONTRACT HOLDER (YOU/YOUR): The person to whom we issue an individually owned contract or the participant under a group contract.

PARTICIPANT: The individual who participates in a group contract, generally in connection with a retirement plan.

THE COMPANY (WE, US, OUR): Aetna Life Insurance and Annuity Company. We issue the contract.

                                CONTRACT RIGHTS
-------------------------------------------------------------------

Contract holders hold the rights under the contract. Generally, the contract holder is either an individual to whom we issue an individual contract or a participant under a group contract. For contracts issued in connection with 457 plans, the plan sponsor is the contract holder and holds the rights under the contract. Section 457 plan sponsors may allow their participants to exercise certain limited contract rights. For example, the section 457 plan sponsor has the right to make investment selections, but may permit their individual participants to exercise that right.

                       THE CONTRACT AND RETIREMENT PLANS
-------------------------------------------------------------------

We may offer this contract to employees or other individuals in connection with a retirement plan.

PLAN TYPE. We refer to a retirement plan by the Tax Code section under which it qualifies. For example: a "457 plan" is a plan that qualifies for tax treatment under Tax Code section 457. We are not a party to the plan, so the terms and the conditions of the contract and the plan may differ.

                                 CONTRACT FACTS
-------------------------------------------------------------------

INCOME PAYMENT OPTIONS. You may select from a number of features for your payments including but not limited to: duration, number of payees, payments to beneficiaries, guaranteed minimum payment amount, and variable or fixed payments. Some features require payment of additional fees. See "Income Payments."

FREE LOOK/RIGHT TO CANCEL. You may cancel the contract no later than ten days of receipt (some states require more than ten days). Participants in 403(b) plans and some 401 plans may cancel their participation in the contract no later than ten days after they receive evidence of participation in the contract. See "Right to Cancel."

DEATH BENEFIT. If any guaranteed income payments remain to be paid at the time of the death of the annuitant or both annuitants, if applicable, they may be paid to your beneficiary. See "Death Benefit."

WITHDRAWALS. Some income payment options allow you to withdraw a portion or all of any remaining guaranteed payments. An early withdrawal charge may apply. See "Withdrawals."

FEES. Certain fees associated with the contract will reduce income payments. See "Fee Table" and "Fees."

TAXATION. The Tax Code has certain rules that apply to amounts distributed under the contract. Tax penalties may apply if rules are not followed. See "Taxation."

[SIDE NOTE]
IN THIS SECTION:
-- Maximum Transaction Fees
-- Maximum Fees Deducted from the Subaccounts
-- Fees Deducted by the Funds
-- Hypothetical Examples
ALSO SEE THE "FEES" FOR:
-- How, When and Why Fees are Deducted
-- Premium and Other Taxes
-- Reduction or Elimination of Certain Fees
[END SIDE NOTE]

FEE TABLE
----------------------------------------------

The tables and examples in this section show the fees that may affect the amount of variable income payments. For fees applicable to fixed income payments, see Appendix I. See "Fees" for additional information. The fees shown below do not reflect any premium tax that may apply.

MAXIMUM TRANSACTION FEES

EARLY WITHDRAWAL CHARGE

(As a percentage of the present value of remaining guaranteed income payments withdrawn.(1))

                   MAXIMUM EARLY WITHDRAWAL CHARGE SCHEDULE*

                                                                        Early
                     Number of Years from                               Withdrawal
                    Contract Effective Date**                           Charge
                    --------------------------------------------------  ---
                    Fewer than 1                                        7%
                    1 or more but fewer than 2                          6%
                    2 or more but fewer than 3                          5%
                    3 or more but fewer than 4                          4%
                    4 or more but fewer than 5                          3%
                    5 or more but fewer than 6                          2%
                    6 or more but fewer than 7                          1%
                    7 or more                                           0%



(*)Not all contracts permit withdrawals. Under certain contracts withdrawals are not allowed during the first year. See "Withdrawals."



(**)For participants under a group contract, the early withdrawal charge will be calculated based upon the number of years from the certificate effective date.


MAXIMUM FEES DEDUCTED FROM THE SUBACCOUNTS

(Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

 For Contracts Without the Guaranteed Minimum
 Income Feature:
     MORTALITY AND EXPENSE RISK CHARGE                        1.25%
     ADMINISTRATIVE EXPENSE CHARGE                      0.00%-0.25%(2)
                                                      ------------
     TOTAL SEPARATE ACCOUNT EXPENSES                    1.25%-1.50%
                                                      ============

 For Contracts With the Guaranteed Minimum Income
 Feature:
     MORTALITY AND EXPENSE RISK CHARGE                        1.25%
     ADMINISTRATIVE EXPENSE CHARGE                      0.00%-0.25%(2)
     GUARANTEED MINIMUM INCOME CHARGE                         1.00%(3)
                                                      ------------
     TOTAL SEPARATE ACCOUNT EXPENSES                    2.25%-2.50%
                                                      ============

(1) Although the maximum early withdrawal charge is 7% of the remaining guaranteed income payments withdrawn, the total early withdrawal charge deducted will not exceed 8.5% of your purchase payment to the contract. See "Fees-Early Withdrawal Charge."

(2) We currently do not impose an administrative expense charge; however, we reserve the right to impose this charge for new contracts and to deduct a daily charge from the subaccounts equivalent to not more than 0.25% annually.

(3) This charge terminates after five years if the Five Year Guaranteed Minimum Income Feature is elected. Otherwise, it will continue for the life of the contract.

FEES DEDUCTED BY THE FUNDS AND FUND EXPENSE TABLE

USING THIS INFORMATION. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors impacting the share value, refer to the fund prospectus.

HOW FEES ARE DEDUCTED. Fund fees are not deducted directly from your income payments. When a subaccount purchases shares of a fund, the fees are reflected in that purchase price, so income payments based on investments in that subaccount will be impacted indirectly by the fund fees. The following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 2000, unless otherwise noted.


                                 FUND EXPENSE TABLE(1)
                                                 Total Fund                 Net Fund
                                                   Annual                    Annual
                                                  Expenses                  Expenses
                           Investment             Without       Total         After
                            Advisory    Other    Waivers or  Waivers and     Waivers
Fund Name                     Fees     Expenses  Reductions  Reductions   or Reductions
---------                     ----     --------  ----------  ----------   -------------
Aetna Ascent VP(2)             0.60%     0.15%       0.75%       0.00%          0.75%
Aetna Balanced VP, Inc.        0.50%     0.09%       0.59%         --           0.59%
Aetna Bond VP                  0.40%     0.10%       0.50%         --           0.50%
Aetna Crossroads VP(3)         0.60%     0.15%       0.75%       0.05%          0.70%
Aetna Growth VP(2)             0.60%     0.10%       0.70%       0.00%          0.70%
Aetna Growth and Income
  VP                           0.50%     0.08%       0.58%         --           0.58%
Aetna Index Plus Large
  Cap VP(2)                    0.35%     0.09%       0.44%       0.00%          0.44%
Aetna International VP(3)      0.85%     0.49%       1.34%       0.19%          1.15%
Aetna Legacy VP(3)             0.60%     0.16%       0.76%       0.11%          0.65%
Aetna Money Market VP          0.25%     0.09%       0.34%         --           0.34%
Aetna Small Company VP(2)      0.75%     0.12%       0.87%       0.00%          0.87%
AIM V.I. Capital
  Appreciation Fund            0.61%     0.21%       0.82%         --           0.82%
AIM V.I. Growth Fund           0.61%     0.22%       0.83%         --           0.83%
AIM V.I. Growth and
  Income Fund                  0.60%     0.24%       0.84%         --           0.84%
AIM V.I. Value Fund            0.61%     0.23%       0.84%         --           0.84%
Fidelity VIP High Income
  Portfolio                    0.58%     0.10%       0.68%         --           0.68%
Janus Aspen Growth
  Portfolio(4)                 0.65%     0.02%       0.67%       0.00%          0.67%
Janus Aspen Worldwide
  Growth Portfolio(4)          0.65%     0.04%       0.69%       0.00%          0.69%
Oppenheimer Aggressive
  Growth Fund/VA               0.62%     0.02%       0.64%         --           0.64%
Oppenheimer Main Street
  Growth & Income Fund/VA      0.70%     0.03%       0.73%         --           0.73%
Oppenheimer Strategic
  Bond Fund/VA                 0.74%     0.05%       0.79%         --           0.79%
PPI MFS Capital
  Opportunities
  Portfolio(5)                 0.65%     0.25%       0.90%       0.00%          0.90%
PPI MFS Emerging Equities
  Portfolio(5)                 0.66%     0.13%       0.79%       0.00%          0.79%
PPI Scudder International
  Growth Portfolio(5)          0.80%     0.20%       1.00%       0.00%          1.00%
PPI T. Rowe Price Growth
  Equity Portfolio(5)          0.60%     0.15%       0.75%       0.00%          0.75%


FOOTNOTES TO THE "FUND EXPENSE TABLE"

(1) Certain of the fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements generally are separate from the expenses shown above and do not affect, directly or indirectly, the expenses paid by investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds' assets are included in the "Other Expenses" column.
(2) The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for these funds for the period ended December 31, 2000 were at or below contractual limits.
(3) The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund's total fund annual expenses do not exceed the percentage reflected under "Net Fund Annual Expenses After Waivers or Reductions."
(4) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
(5) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2002, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.

HYPOTHETICAL EXAMPLES (For contracts WITHOUT the guaranteed minimum income feature)

FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees that you would pay if you invested $1,000 in a subaccount, assuming the subaccount earned a 5% annual return. For the purpose of these examples, we deducted total annual fund expenses and the maximum charges under the contract (i.e., a maximum mortality and expense risk charge of 1.25% annually and an administrative expense charge of 0.25% annually) and assume you have selected the "nonlifetime-guaranteed payments" income payment option for a 15 year period with a 3 1/2 % assumed annual net return rate. The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples        EXAMPLE A                               EXAMPLE B
    are purely            If you withdraw your remaining          If you do not withdraw your
    hypothetical.         guaranteed payments at the end of       remaining guaranteed payments, you
 -- They should not       the periods shown, you would pay        would pay the following fees at
    be considered a       the following fees, including any       the end of the periods shown (no
    representation        applicable early withdrawal             early withdrawal charge is
    of past or            charge:                                 reflected):
    future expenses
    or expected
    returns.
 -- Actual expenses
    and/or returns
    may be more or
    less than those
    shown in these
   examples.

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Ascent VP             $78     $ 94     $110      $156     $22      $62     $ 96      $156
Aetna Balanced VP, Inc.     $77     $ 90     $103      $145     $20      $57     $ 89      $145
Aetna Bond VP               $76     $ 88     $100      $140     $19      $55     $ 86      $140
Aetna Crossroads VP         $78     $ 94     $110      $156     $22      $62     $ 96      $156
Aetna Growth VP             $78     $ 93     $108      $152     $21      $60     $ 94      $152
Aetna Growth and Income
  VP                        $77     $ 90     $103      $145     $20      $57     $ 89      $145
Aetna Index Plus Large
  Cap VP                    $76     $ 86     $ 97      $136     $19      $53     $ 83      $136
Aetna International VP      $84     $109     $133      $192     $27      $77     $119      $192
Aetna Legacy VP             $78     $ 95     $110      $156     $22      $62     $ 96      $156
Aetna Money Market VP       $75     $ 84     $ 93      $129     $18      $51     $ 79      $129
Aetna Small Company VP      $79     $ 97     $114      $163     $23      $65     $100      $163
AIM V.I. Capital
  Appreciation Fund         $79     $ 96     $112      $160     $23      $63     $ 98      $160
AIM V.I. Growth Fund        $79     $ 96     $113      $161     $23      $64     $ 99      $161
AIM V.I. Growth and
  Income Fund               $79     $ 97     $113      $161     $23      $64     $ 99      $161
AIM V.I. Value Fund         $79     $ 97     $113      $161     $23      $64     $ 99      $161
Fidelity VIP High Income
  Portfolio                 $78     $ 93     $107      $151     $21      $60     $ 93      $151
Janus Aspen Growth
  Portfolio                 $78     $ 92     $106      $151     $21      $59     $ 92      $151
Janus Aspen Worldwide
  Growth Portfolio          $78     $ 93     $107      $152     $21      $60     $ 93      $152
Oppenheimer Aggressive
  Growth Fund/VA            $77     $ 92     $105      $149     $21      $59     $ 91      $149
Oppenheimer Main Street
  Growth & Income Fund/VA   $78     $ 94     $109      $154     $22      $61     $ 95      $154
Oppenheimer Strategic
  Bond Fund/VA              $79     $ 95     $111      $158     $22      $63     $ 97      $158
PPI MFS Capital
  Opportunities Portfolio   $80     $ 98     $116      $165     $23      $65     $102      $165
PPI MFS Emerging Equities
  Portfolio                 $79     $ 95     $111      $158     $22      $63     $ 97      $158
PPI Scudder International
  Growth Portfolio          $81     $101     $119      $171     $24      $68     $106      $171
PPI T. Rowe Price Growth
  Equity Portfolio          $78     $ 94     $110      $156     $22      $62     $ 96      $156

HYPOTHETICAL EXAMPLES (For contracts WITH the Lifetime Guaranteed Minimum Income Feature)

FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees that you would pay if you invested $1,000 in a subaccount, assuming the subaccount earned a 5% annual return. For the purpose of these examples, we deducted total annual fund expenses and the maximum charges under the contract (i.e., a maximum mortality and expense risk charge of 1.25% annually, an administrative expense charge of 0.25% annually, and the guaranteed minimum income charge of 1.00% annually) and assume you are a 65 year old male and have selected the "life income--guaranteed payments" income payment option with payments guaranteed for 15 years and a 3 1/2% assumed annual net return rate. The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely             EXAMPLE A                             EXAMPLE B
    hypothetical.                         If you withdraw your remaining        If you do not withdraw your
 -- They should not be considered a       guaranteed payments at the end of     remaining guaranteed payments you
    representation of past or future      the periods shown, you would pay the  would pay the following fees at the
    fees or expected returns.             following fees, including any         end of the periods shown (no early
 -- Actual expenses and/or returns may    applicable early withdrawal charge:   withdrawal charge is reflected):
    be more or less than those shown in
    these examples.

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS    1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------  -------  -------  --------    ------  -------  -------  --------
Aetna Index Plus Large Cap VP             Not Applicable. Withdrawals are        $29      $83      $133     $237
                                          not allowed if you elected the
                                          Lifetime Guaranteed Minimum Income
                                          Feature.

HYPOTHETICAL EXAMPLES (For contracts WITH the Five Year Guaranteed Minimum Income Feature)


FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees that you would pay if you invested $1,000 in a subaccount, assuming the subaccount earned a 5% annual return. For the purpose of these examples, we deducted total annual fund expenses and the maximum charges under the contract (i.e., a maximum mortality and expense risk charge of 1.25% annually, an administrative expense charge of 0.25% annually, and the guaranteed minimum income charge of 1.00% annually for the first five years) and assume you have selected the "nonlifetime--guaranteed payments" income payment option for a 15 year period with a 3 1/2% assumed annual net return rate. The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely             EXAMPLE A                             EXAMPLE B
    hypothetical.                         If you withdraw your remaining        If you do not withdraw your
 -- They should not be considered a       guaranteed payments at the end of     remaining guaranteed payments you
    representation of past or future      the periods shown, you would pay the  would pay the following fees at the
    fees or expected returns.             following fees, including any         end of the periods shown (no early
 -- Actual expenses and/or returns may    applicable early withdrawal charge:   withdrawal charge is reflected):
    be more or less than those shown in
    these examples.


                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS    1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------  -------  -------  --------    ------  -------  -------  --------
Aetna Ascent VP                            $87      $119     $148     $192       $31      $88      $135     $192
Aetna Balanced VP, Inc.                    $86      $116     $142     $182       $30      $83      $129     $182
Aetna Bond VP                              $85      $113     $139     $177       $29      $81      $125     $177
Aetna Crossroads VP                        $87      $119     $148     $192       $31      $88      $135     $192
Aetna Growth and Income VP                 $86      $115     $142     $182       $30      $83      $128     $182
Aetna Index Plus Large Cap VP              $85      $112     $136     $173       $28      $80      $123     $173
Aetna Legacy VP                            $87      $120     $149     $193       $31      $88      $135     $193
Aetna Money Market VP                      $84      $109     $133     $167       $27      $77      $119     $167
AIM V.I. Growth and Income Portfolio       $88      $122     $152     $197       $32      $90      $139     $197
Fidelity VIP High Income Portfolio         $87      $118     $146     $188       $31      $86      $132     $188
Oppenheimer Main Street Growth & Income
  Fund/VA                                  $87      $119     $148     $191       $31      $87      $134     $191
Oppenheimer Strategic Bond Fund/VA         $88      $120     $150     $195       $32      $89      $137     $195

CONDENSED FINANCIAL INFORMATION
----------------------------------------------

UNDERSTANDING CONDENSED FINANCIAL INFORMATION. In Appendix III of this prospectus, we provide condensed financial information about the Variable Annuity Account B (the Separate Account) subaccounts you may invest in through the contract. The numbers show the year-end unit values of the subaccounts from the time purchase payments were first received in the subaccounts under the contract.

PURCHASE
----------------------------------------------

CONTRACTS AVAILABLE FOR PURCHASE. The contract is designed for persons who would like to receive regular income payments from an annuity contract. It is available as either a nonqualified contract or as a qualified contract for use with a traditional IRA under section 408(b) of the Tax Code or with retirement plans qualifying under Tax Code sections 401, 403(b) or 457. Contracts sold in New York are not available for 457 plans. Availability as a group contract is subject to state approval. We reserve the right to limit purchase of an individual contract to natural persons.

ERISA NOTIFICATION. We must be notified by the employer or plan trustee if the contract is offered in connection with a 403(b) or 401 plan that is subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

HOW TO PURCHASE. You may purchase the contract by submitting your purchase payment and the required application or enrollment forms to us.

PURCHASE PAYMENT AMOUNT. To purchase a contract you must make one payment of at least $10,000. After your initial payment, no additional purchase payments may be made. We reserve the right to lower the minimum required payment, to establish a maximum payment amount and to reject any payment exceeding the maximum.

ACCEPTANCE OR REJECTION. We must accept or reject your application or enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying purchase payment for five business days pending completion. In all cases, we may hold a purchase payment for longer periods with your permission and if we deposit the payment in the Aetna Money Market VP subaccount until the forms are completed (or for a maximum of 105 days). If we reject your application or enrollment, we will return the forms and any purchase payment.

AGE REQUIREMENTS. The maximum issue age is between 75 and 90, depending upon the income payment option and features selected. We reserve the right to modify the maximum issue age.

ALLOCATION OF YOUR PURCHASE PAYMENT TO THE INVESTMENT OPTIONS. We will allocate your purchase payment, less any applicable premium taxes, among the investment options you select. You may select up to four of the available variable investment options at any one time. You may also select the fixed dollar option and allocate all or a portion of your purchase payment to the general account. See "Investment Options." Allocations must be in whole percentages. Any purchase payment received before we accept the application or enrollment materials will be invested as of the day we do accept them.

RIGHT TO CANCEL
----------------------------------------------

WHEN AND HOW TO CANCEL. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it, or the document showing your participation under a group contract, to our Home Office along with a written notice of cancellation. For contracts issued in connection with 457 plans, the contract holder may follow these procedures on behalf of the participant.

REFUNDS. On the day we receive the request for cancellation in good order, we will calculate your contract value. Your refund will equal that value and will reflect deduction of any income payments made. This amount may be more or less than your purchase payment. In certain states (or if you have purchased the contract as an IRA), we may be required to return your entire purchase payment. We will issue your refund within seven days of our receipt of your request in good order.

INCOME PAYMENTS
----------------------------------------------
[SIDE NOTE]
TERMS TO UNDERSTAND:
ANNUITANT(S): The person(s) whose life or life expectancy(ies) determines the amount or continuation of lifetime income payments or whose death results in payment of death benefits.
BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.
[END SIDE NOTE]

Under the contract, we will make regular income payments to you or to a payee you designate in writing.

INITIATING PAYMENTS. To initiate income payments, you must make the following selections on your application or enrollment form:
- Payment start date;
- Payment frequency (i.e., monthly, quarterly, semi-annually or annually);
- Income payment option and any special features, such as a right to withdraw or a Guaranteed Minimum Income Feature;
- Fixed, variable or a combination of both fixed and variable payments;
- The subaccounts to allocate your purchase payment among (only if variable payments are elected); and
- An assumed annual net return rate (only if variable payments are elected).

Your sales representative can help you consider what selections may be appropriate for your financial goals. Generally, your selections may not be changed after the contract is issued. Some changes, such as transfers among subaccounts, may be allowed. Payments need to conform to minimum distribution requirements if applicable. See "Taxation."

WHAT AFFECTS INCOME PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income payments include your age, gender, the amount of your purchase payment, the income payment option selected, the number of guaranteed income payments selected (if any), whether you select fixed, variable or a combination of both fixed and variable payments, and, for variable payments, the assumed annual net return rate selected.

PAYMENT DUE DATES. You will generally receive your first income payment on the last day of the selected payment period. For example, if you elect to receive one payment a year, we will make the payment on the day before the anniversary of the contract effective date. An alternative first payment date may be elected subject to our approval and in compliance with IRS regulations.

MINIMUM PAYMENT AMOUNTS. For all payment options, the initial income payment must be at least $50 per month, or total yearly payments of at least $250.

ASSUMED ANNUAL NET RETURN RATE. If you select variable income payments, you must also select an assumed annual net return rate of either 5% or 3 1/2%.

If you select a 5% rate, your first income payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income payment will be lower, but subsequent payments will increase more rapidly and decline more slowly depending upon the investment performance of the subaccounts you selected.

For more information about selecting an assumed annual net return rate, call us for a copy of the SAI. See "Contract Overview--Questions: Contacting the Company."

 GUARANTEED MINIMUM INCOME FEATURES

 LIFETIME GUARANTEED MINIMUM INCOME FEATURE. This feature is unavailable under contracts issued on or after May 1, 2001. If you selected this feature, we guarantee that your variable payment will never be less than the guaranteed minimum payment amount shown in your contract. The guaranteed minimum payment amount equals 90% of your estimated initial payment.

 ESTIMATED INITIAL PAYMENT AMOUNT. On the date we issued your contract we estimated the amount of your initial payment based on the value of the annuity units your payment purchased on that date. See "Calculating Variable Income Payments--Annuity Units." Your guaranteed minimum payment amount equals 90% of this estimated amount. This feature required that you select at issue:

 - A lifetime payment option
 - 100% variable payments
 - Aetna Index Plus Large Cap VP as the only subaccount into which your purchase payment is allocated
 - 3.5% assumed annual net return rate

 In addition to other contract charges, if you selected this feature the guaranteed minimum income charge will apply for the life of the contract. See "Fees." There is no right to withdraw and no right to transfer if you selected this feature.

 FIVE YEAR GUARANTEED MINIMUM INCOME FEATURE. This feature is available only under contracts issued on or after May 1, 2001. If you select this feature, we guarantee that during the first five contract years your variable payment will never be less than the guaranteed minimum payment amount shown in your contract. The guaranteed minimum payment amount equals 90% of your estimated initial payment.

 ESTIMATED INITIAL PAYMENT AMOUNT. On the date we issue your contract we estimate the amount of your initial payment based on the value of the annuity units your payment purchase on that date. See "Calculating Variable Income Payments--Annuity Units." Your guaranteed minimum payment amount equals 90% of this estimated amount. This feature requires that you select at issue:

 - A lifetime payment option or a nonlifetime payment option of 15 years or more
 - The ability to make withdrawals
 - 100% variable payments
 - Funds from the following list:
     Aetna Ascent VP
     Aetna Balanced VP, Inc.
     Aetna Bond VP
     Aetna Crossroads VP
     Aetna Growth and Income VP
     Aetna Index Plus Large Cap VP
     Aetna Legacy VP
     Aetna Money Market VP
     AIM V.I. Growth and Income Fund
     Fidelity VIP High Income Portfolio
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Strategic Bond Fund/VA
 - If you select this feature you may transfer only between these available funds
 - 3.5% assumed annual net return rate
 - Certain age restricitions may also apply

 If you select this feature, any withdrawal during the first five contract years will result in a proportionate reduction in your guaranteed minimum payment amount.

 In addition to other contract charges, if you select this feature, the guaranteed minimum income charge will apply for the first five contract years. See "Fees."

START DATE. The contract is designed to be viewed as an immediate annuity contract under the Tax Code. For nonqualified contracts you may elect to delay your income payment start date for up to 12 months following purchase of the contract. See "Taxation" for rules applicable where death occurs before the annuity starting date under a nonqualified annuity. Consult a tax adviser before electing a delay. Annuity payments under a qualified contract must meet the required beginning date applicable to your qualified plan.

TAXATION. The Tax Code has rules regarding income payments. For example, for qualified contracts, guaranteed payments may not extend beyond (a) the estimated life expectancy of the annuitant or (b) the joint life expectancies of the annuitant and beneficiary. Payments must comply with the minimum distribution requirements of Tax Code section 401(a)(9). In some cases tax penalties will apply if rules are not followed. For tax rules that may apply to the contract see "Taxation."

PAYMENT OPTIONS

The following table lists the income payment options and their accompanying death benefits and rights to withdraw. See "Death Benefit," "Withdrawals," and Appendix I for additional detail. We may offer additional income payment options under the contract from time to time.
                            LIFETIME PAYMENT OPTIONS

 ------------------------------------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as the annuitant lives. It is possible that no payment will be made if the annuitant dies prior to the first payment's due date.
  Life Income      DEATH BENEFIT--NONE: All payments end upon the annuitant's death.
                   RIGHT TO WITHDRAW--NONE.
  -----------------------------------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as the annuitant lives, with payments guaranteed for your choice of 5--30 years (or other periods we may make available at the time you select this
  Life Income--    option).
  Guaranteed       DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we have made all
  Payments         the guaranteed payments, payments will continue to the beneficiary.
                   RIGHT TO WITHDRAW: At the time of purchase, you may elect the right to withdraw all or a portion of any remaining guaranteed payments (some restrictions apply, see "Withdrawals").
  -----------------------------------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as either annuitant lives. It is possible that no payment will be made if both the annuitant and joint annuitant die before the first payment's due date.
                   CONTINUING PAYMENTS: When you select this option you will also choose either:
                   (a) Full or reduced payments to continue to the surviving annuitant after the first annuitant's death; or
  Life Income--    (b) 100% of the payment to continue to the annuitant on the joint annuitant's death, and a
  Two Lives            reduced payment to continue to the joint annuitant on the annuitant's death.
                   In either case, payments cease upon the death of the surviving annuitant.
                   Any reduction in payment will result in a corresponding reduction to the amount of the guaranteed minimum income payment, if applicable.
                   DEATH BENEFIT--NONE: All payments end upon the death of both annuitants.
                   RIGHT TO WITHDRAW--NONE.
  -----------------------------------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as either annuitant lives, with payments guaranteed for your choice of 5--30 years (or other periods we may make available at the time you select this option.)
  Life Income--    CONTINUING PAYMENTS: 100% of the payment will continue to the surviving annuitant after
  Two Lives--      the first annuitant's death.
  Guaranteed       DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If both annuitants die before the guaranteed
  Payments         payments have all been paid, payments will continue to the beneficiary.
                   RIGHT TO WITHDRAW: At the time of purchase, you may elect the right to withdraw all or a portion of any remaining guaranteed payments (some restrictions apply, see "Withdrawals").
  -----------------------------------------------------------------------------------------------------------
                                          NONLIFETIME PAYMENT OPTION
  -----------------------------------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: Payments will continue for your choice of 5--50 years (or other periods we may make available at the time you select this option).
                   DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we make all the guaranteed payments, payments will continue to the beneficiary.
  Nonlifetime--    RIGHT TO WITHDRAW:
  Guaranteed       (a) If you are receiving variable income payments you may withdraw all or a portion of any
  Payments             remaining guaranteed payments at any time.
                   (b) If you elect to receive fixed income payments at the time of purchase, you may elect the right to withdraw all or a portion of any remaining guaranteed payments (some restrictions apply, see "Withdrawals").
  -----------------------------------------------------------------------------------------------------------

RIGHT TO CHANGE GUARANTEED PAYMENT PERIOD

If you are receiving payments under a nonlifetime payment option, you may shorten or lengthen the period for which the guaranteed payments will be made or change to a lifetime payment option, subject to the following:

(a) You may make the change on any contract anniversary beginning on the second contract anniversary;

(b) Any change request must be in writing and received by us in good order within 30 days prior to the contract anniversary:
(c) A guaranteed payment period may be shortened to a period not less than 10 years from the contract effective date;
(d) For nonqualified contracts, a guaranteed payment period may be lengthened to a period not greater than 50 years from the contract effective date or age 100, whichever is earlier;
(e) For qualified contracts, a guaranteed payment period may not extend beyond your life expectancy or age 100, whichever is earlier; and
(f) The withdrawal value on the contract anniversary of the change will be used to determine the amount of the new annuity payments. See "Withdrawals--Withdrawal Value."

For variable payments, the right to change a payment period is available on contracts issued on or after October 1, 2000. For fixed payments, the right to change a payment period is available on contracts issued on or after May 1, 2001. The right to change a payment period may not be available in all states. Certain other conditions and restrictions may apply.

A change to a lifetime payment option and any change in the guaranteed payment period may have an impact on the amount of each payment and the amount of each payment that is taxable. For advice about how any such change will affect your taxes, consult your tax adviser.

CALCULATING VARIABLE INCOME PAYMENTS
----------------------------------------------

The amount of any variable income payment is determined by multiplying the number of annuity units that you hold by an annuity unit value (AUV) for each unit.

ANNUITY UNITS. When you select variable income payments, your initial purchase payment purchases annuity units of the Variable Annuity Account B subaccounts corresponding to the funds you select. The number of units purchased is based on your purchase payment amount and the value of each unit on the day the purchase payment is invested. Generally, the number of units will not vary over the life of the contract, but the value of each unit will vary daily based on the performance of the underlying fund and deduction of fees. Some events may result in a change in the number of units, including withdrawals, death of an annuitant if a reduction in payment to a surviving annuitant was selected, transfers among subaccounts, or a change in a guaranteed payment period. While the number of units may change if you transfer among subaccounts or make a change in a guaranteed payment period, the current value of your contract will not change as a result of either of these events.

ANNUITY UNIT VALUE (AUV). The value of each annuity unit in a subaccount is called the annuity unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects daily deductions for fund fees and expenses, the mortality and expense risk charge, the administrative expense charge (if any) and the guaranteed minimum income charge (if applicable). We discuss these deductions in more detail in "Fee Table" and "Fees."

VALUATION. We determine the AUV every normal business day after the close of the New York Stock Exchange. At that time we calculate the current AUV by multiplying the AUV last calculated by the net return factor of the subaccount, and by a factor to reflect the assumed annual net return rate. The net return factor measures the investment performance of the subaccount from one valuation to the next. The assumed annual net return rate will be either 3 1/2% or 5% as you selected.

                 Current AUV = Prior AUV x Net Return Factor x
                     Assumed Annual Net Return Rate Factor

NET RETURN FACTOR. The net return factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net return rate.

The net return rate is computed according to a formula that is equivalent to the following:

-- The net assets of the fund held by the subaccount as of the current valuation; minus

-- The net assets of the fund held by the subaccount at the preceding valuation;
   plus or minus

-- Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

-- The total value of the subaccount's units at the preceding valuation; minus

-- A daily deduction for the mortality and expense risk charge, the administrative expense charge (if any) and the guaranteed minimum income charge (if applicable). See "Fees."

The net return rate may be either positive or negative.

INVESTMENT OPTIONS
----------------------------------------------

When you purchase the contract, your purchase payment (less any applicable premium tax) will be applied to the investment options you select. If you select variable investment options, you will receive variable income payments. If you select the fixed dollar option, you will receive fixed income payments. If you select one or more variable investment options and the fixed dollar option, a portion of your payment will vary and a portion will remain fixed.

VARIABLE INCOME PAYMENTS. If you select variable income payments, the amount of your income payments will vary based on the performance of the variable investment options that you select. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in a specific mutual fund (fund). You do not invest directly in or hold shares of the funds.

MUTUAL FUND (FUND) DESCRIPTIONS. We provide brief descriptions of the funds in Appendix II. Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified as defined under the Investment Company Act of 1940. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and telephone number listed in "Contract Overview--Questions: Contacting the Company," by accessing the SEC's website or by contacting the SEC Public Reference Room.

FIXED INCOME PAYMENTS. If you select fixed payments, your purchase payment will be applied to the fixed dollar option and the amount of your payments will not vary. Except where noted, this prospectus describes only the variable investment options. The fixed dollar option is described in Appendix I.

NUMBER OF OPTIONS YOU MAY SELECT. You may select up to four subaccounts and/or the fixed dollar option at any one time.

 SELECTING INVESTMENT OPTIONS

 - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.
 - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
 - BE INFORMED. Read this prospectus, the fund prospectuses and the Fixed Dollar Option appendix in this prospectus.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS (MIXED AND SHARED FUNDING)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

-- Shared--bought by more than one company.

-- Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's board of directors or trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

LIMITS ON AVAILABILITY OF OPTIONS. Some funds may be unavailable through your contract or plan or in some states. We may add, withdraw or substitute funds, subject to the conditions in your contract and in compliance with regulatory requirements.

LIMITS IMPOSED BY THE UNDERLYING FUND. Orders for the purchase of fund shares may be subject to acceptance or rejection by the fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS. You may transfer amounts among the available subaccounts. The Company reserves the right to limit such transfers to 12 in any calendar year and to establish a minimum transfer amount. Transfers are not allowed into or out of the fixed dollar option.

TRANSFER REQUESTS. Requests may be made, after the contract is issued, in writing, by telephone or, where applicable, electronically.

LIMITS ON FREQUENT TRANSFERS. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

TELEPHONE AND ELECTRONIC TRANSACTIONS: SECURITY MEASURES. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

[SIDE NOTE]
TYPES OF FEES
There are four types of fees and deductions associated with the contract that may affect the amount of your variable income payments. For fees applicable to fixed payments see Appendix I.
-- TRANSACTION FEE
   - Early Withdrawal Charge
-- FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT
   - Mortality and Expense Risk Charge
   - Administrative Expense Charge
   - Guaranteed Minimum Income Charge
-- FEES DEDUCTED BY THE FUNDS

-- PREMIUM AND OTHER TAXES

[END SIDE NOTE]

FEES
----------------------------------------------

The following repeats and adds to information provided under "Fee Table." Please review both sections for information on fees.

TRANSACTION FEE

EARLY WITHDRAWAL CHARGE

Withdrawals of all or a portion of the present value of remaining guaranteed income payments may be subject to an early withdrawal charge. Not all contracts permit withdrawals. See "Withdrawals."

AMOUNT: The charge is a percentage of the present value of any remaining guaranteed payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule applicable to your contract. Although the maximum early withdrawal charge is 7% of the remaining guaranteed payments withdrawn, the total early withdrawal charge will never be more than 8 1/2% of your purchase payment to the contract.

EARLY WITHDRAWAL CHARGE SCHEDULES

SCHEDULE A: Subject to state approval, Schedule A applies to contracts issued on or after May 3, 1999.
                                   SCHEDULE A

                                                                        Early
                    Number of Years from                                Withdrawal
                    Contract Effective Date*                            Charge
                    --------------------------------------------------  ---
                    Fewer than 1**                                      7%
                    1 or more but fewer than 2                          6%
                    2 or more but fewer than 3                          5%
                    3 or more but fewer than 4                          4%
                    4 or more but fewer than 5                          3%
                    5 or more but fewer than 6                          2%
                    6 or more but fewer than 7                          1%
                    7 or more                                           0%

SCHEDULE B: Schedule B applies to contracts issued prior to May 3, 1999. It also applies to contracts issued on or after May 3, 1999 in states where Schedule A is not approved as of the contract effective date.
                                   SCHEDULE B

                                                                        Early
                    Number of Years from                                Withdrawal
                    Contract Effective Date*                            Charge
                    --------------------------------------------------  ---
                    Fewer than 1**                                      5%
                    1 or more, but fewer than 2                         5%
                    2 or more, but fewer than 3                         4%
                    3 or more, but fewer than 4                         4%
                    4 or more, but fewer than 5                         3%
                    5 or more, but fewer than 6                         2%
                    6 or more, but fewer than 7                         1%
                    7 or more                                           0%

* For participants under a group contract, the early withdrawal charge will be calculated based on the number of years from the certificate effective date.
**   Certain contracts do not allow withdrawals during the first contract year.

WHEN/HOW. At the time of withdrawal we deduct this charge from the amount withdrawn.

PURPOSE. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

MAXIMUM AMOUNT:  1.25% annually of values invested in the subaccounts.

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select.

PURPOSE. This charge compensates us for the mortality and expense risks we assume under the contract.

-- The mortality risks are those risks associated with our promise to make lifetime income payments based on annuity rates specified in the contract.

-- The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this charge is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this charge.

ADMINISTRATIVE EXPENSE CHARGE

MAXIMUM AMOUNT: We currently do not charge an administrative expense charge. We reserve, however, the right to charge up to 0.25% annually of values invested in the subaccounts.

WHEN/HOW. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select.

PURPOSE. This charge helps defray our administrative expenses. This charge is not intended to exceed the average expected cost of administering the contract. We do not expect to make a profit from this charge.

GUARANTEED MINIMUM INCOME CHARGE

This is assessed only if you select one of the guaranteed minimum income features.

MAXIMUM AMOUNT:  1.00% annually of values invested in the subaccounts.

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. If the Lifetime Guaranteed Minimum Income Feature is selected, this charge will be assessed for the life of the contract. If the Five Year Guaranteed Minimum Income Feature is selected, this charge will be assessed only during the first five contract years.

PURPOSE. This charge compensates us for the additional mortality and expense risks we assume by guaranteeing minimum income payments. For additional information regarding those risks, see "Mortality and Expense Risk Charge-- Purpose" in this section.

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administration expenses, we may reduce or eliminate the early withdrawal charge or mortality and expense risk charge. Our decision to reduce or eliminate either of these charges will be based on one or more of the following:

-- The size and type of group of individuals to whom the contract is issued;

-- A prior or existing relationship with the Company, such as being an employee or former employee of the Company or one of its affiliates, receiving distributions or making transfers from other contracts issued by us or one of our affiliates, or transferring amounts held under qualified plans sponsored by the Company or an affiliate; or

-- The type and frequency of administrative and sales services to be provided.

The reduction or elimination of any of these charges will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these charges may be subject to state approval.

FEES DEDUCTED BY THE FUNDS

MAXIMUM AMOUNT. Each fund's advisory fees and expenses are different. They are set forth in the "Fees Deducted by the Funds" table (see "Fee Table") and are described in more detail in each fund prospectus.

WHEN/HOW. Fund fees and expenses are reflected in the daily value of fund shares. These values affect the daily value of the subaccounts.

PURPOSE. These fees and expenses help to pay the fund's investment adviser and operating expenses.

PREMIUM AND OTHER TAXES

MAXIMUM AMOUNT. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.


WHEN/HOW. Our current practice is to reflect the cost of premium taxes in our income payment rates. We reserve the right, however, to deduct a charge for premium taxes from your purchase payment on the contract effective date. We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See "Taxation."

DEATH BENEFIT
----------------------------------------------

The following describes the death benefit applicable to variable income payments. These are also outlined under "Income Payments--Payment Options." For information on the death benefit applicable to the fixed dollar option, refer to Appendix I.

See "Income Payments" for a definition of annuitant and beneficiary as used in this section.

PAYMENT OF DEATH BENEFIT. Upon the death of the annuitant and any surviving joint annuitant, if applicable, a death benefit may be payable if your contract is issued under any of the following income payment options:

1. Life Income--Guaranteed Payments;

2. Life Income--Two Lives--Guaranteed Payments; or

3. Nonlifetime--Guaranteed Payments.

Any death benefit will be paid in the form specified in the contract and will be distributed at least as rapidly as under the method of distribution in effect upon the date of death. See "Taxation" for rules where you have elected to delay your payment start date under a nonqualified annuity and you die before the income payment start date. Under payment options 1 and 2 above, a lump-sum payment of the present value of any death benefit may be requested within six months following the date of death. A lump-sum payment may be requested at any time (even after the six month period) if you had elected the right to withdraw. Under payment option 3 above, a lump-sum payment of the present value of any death benefit may be requested at any time. If a lump-sum payment is requested, no early withdrawal charge is applied and payment will be sent within seven days following our receipt of your request in good order.

CALCULATION OF LUMP-SUM PAYMENT OF THE DEATH BENEFIT. The value of the lump-sum payment of the death benefit will equal the present value of any remaining guaranteed income payments, calculated using the same rate we used to calculate the income payments (i.e., the 3 1/2% or 5% assumed annual net return rate used for variable payments). We will calculate this value on the next valuation date following our receipt of proof of death acceptable to us and payment request in good order. Such value will reflect any payments made after the date of death. See Appendix I--Fixed Dollar Option for information on calculation of a lump-sum payment of the death benefit applicable to the fixed dollar option.

WHO RECEIVES DEATH BENEFIT PROCEEDS? The beneficiary is the person entitled to receive any death benefit proceeds. We will pay any death benefit proceeds based on the last written beneficiary designation on file at our Home Office as of the date of death.

CHANGES IN BENEFICIARY DESIGNATIONS. The designated beneficiary may be changed at any time during the lifetime of the annuitant and the joint annuitant (if applicable). Such change must be submitted to us in writing, and except for contracts issued in New York, will become effective as of the date written notice of the change is received and recorded by us. For contracts issued in New York, the change will become effective as of the date the notice is signed. However, our obligation to pay death benefits will be fully discharged upon payment to the beneficiary named in the written notice of beneficiary designation that we last received as of the date of such payment.

Some restrictions may apply to beneficiary changes under qualified contracts.

WITHDRAWALS
----------------------------------------------

WITHDRAWALS OF VARIABLE INCOME PAYMENTS

You may make partial or full withdrawals of the present value of any remaining guaranteed variable income payments if you are receiving payments under either one of the following:

-- A lifetime payment option with guaranteed payments and you elected a right to make withdrawals. In this circumstance withdrawals are allowed once each year, beginning after the first contract year (subject to state approval).

-- The nonlifetime payment option.

Partial withdrawals are allowed only if each remaining guaranteed payment will be at least $50. If you selected the Lifetime Guaranteed Minimum Income Feature, you may not make any withdrawals.

WITHDRAWALS OF FIXED INCOME PAYMENTS
(FOR ADDITIONAL DETAIL SEE APPENDIX I--FIXED DOLLAR OPTION.)

You may make partial or full withdrawals of the present value of any remaining fixed income payments if you are receiving payments under either one of the following:

-- A lifetime payment option with guaranteed payments and you elected a right to make withdrawals. In this circumstance withdrawals are allowed once each year, beginning after the first contract year (subject to state approval).

-- The nonlifetime payment option and you elected a right to make withdrawals.
   In this circumstance withdrawals are allowed once each year, beginning after the first contract year.

Partial withdrawals are allowed only if each remaining guaranteed payment will be at least $50.

WITHDRAWAL VALUE

VARIABLE INCOME PAYMENTS. For any withdrawal of remaining variable guaranteed income payments, the amount available for withdrawal is equal to the present value of any remaining guaranteed variable payments (less any applicable early withdrawal charge) calculated using the same rate we used to calculate the income payments (i.e., the 3 1/2% or 5% assumed annual net return rate stated in your contract). Withdrawal values are determined as of the valuation date following our receipt of your written request in good order at our Home Office.

FIXED INCOME PAYMENTS. See Appendix I for details regarding the withdrawal value of fixed payments.

EARLY WITHDRAWAL CHARGE

Withdrawals may be subject to an early withdrawal charge as described in "Fees--Early Withdrawal Charge."

REDUCTION OF REMAINING PAYMENTS

Any withdrawal will result in a proportionate reduction of any remaining guaranteed payments and any applicable guaranteed minimum payment amount. Additionally, the withdrawal amount will be taken from the subaccounts proportionately, unless you designate otherwise. For lifetime income payment options, any payments to be made beyond the guaranteed payment period will be unaffected by any withdrawals.

[SIDE NOTE]
IN THIS SECTION:
INTRODUCTION
CONTRACT TYPE
WITHDRAWALS AND OTHER DISTRIBUTIONS
   - 10% Penalty Tax
   - Withholding for Federal Income Tax Liability
   - Rules Specific to Certain Plans
   - Nonqualified Contracts
   - Diversification
   - Assignment of Right to Payments
   - Delay of Start Date
TAXATION OF THE COMPANY
When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.
[END SIDE NOTE]

TAXATION
----------------------------------------------

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:
-- Your tax position (or the tax position of the beneficiary, as applicable)
   determines federal taxation of amounts held or paid out under the contract; -- Tax laws change. It is possible that a change in the future could affect contracts issued in the past;
-- This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;
-- We do not make any guarantee about the tax treatment of the contract or a transaction involving the contract; and
-- Contract holder means the person to whom we issue an individually owned contract or the participant under a group contract.

 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser.

CONTRACT TYPE

The contract is designed for use on a non-tax qualified basis as a nonqualified contract, or as a qualified contract under certain retirement arrangements under Tax Code sections 401, 403(b), 408(b) or 457.

TAX RULES. The tax rules vary according to whether the contract is a nonqualified contract or qualified contract used with a qualified retirement arrangement. If used under a qualified retirement arrangement, you need to know the Tax Code section under which your arrangement qualifies. Contact your plan sponsor, sales representative or the Company to learn which Tax Code section applies to your arrangement.

THE CONTRACT. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

WITHDRAWALS AND OTHER DISTRIBUTIONS

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including income payments, full or partial withdrawals of the value of remaining payments (if permitted under the contract), rollovers, exchanges and death benefit proceeds.

We report the taxable portion of all distributions to the Internal Revenue Service (IRS).

NONQUALIFIED CONTRACTS. A full withdrawal of the present value of any remaining guaranteed payments under a nonqualified contract is taxable to the extent that the amount received exceeds any remaining investment in the contract.

If a partial withdrawal of the present value of any remaining payments is made and the continuing payments you receive are reduced because of the partial withdrawal, a part of the withdrawal may not be taxable. The part that is not taxable is equal to any remaining investment in the contract multiplied by a fraction. The numerator (top part of the fraction) is the reduction in each payment because of the partial withdrawal. The denominator (bottom part of the fraction) is the full amount of each payment originally provided.

For income payments, a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.

For fixed income payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(c). The entire annuity payment will be taxable once the recipient has recovered the investment in the contract.

For variable income payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire payment will be taxable once the recipient has recovered the investment in the contract.

401 AND 403(b) PLANS. All distributions from these plans are taxed as received unless either of the following is true:

-- The distribution is an eligible rollover distribution and is rolled over to another plan of the same type or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code; or

-- You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

A payment can be an eligible rollover distribution only if it is both of the following:

-- Made under a nonlifetime payment option with a period of less than ten years;
   and

-- Only to the extent it is not attributable to after-tax contributions and/or is not a required minimum distribution under Tax Code section 401(a)(9). The minimum distribution rules are subject to change as a result of new regulations proposed by the IRS on January 17, 2001.

408(b) IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

-- The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k), or 403(b) plan, the distribution is transferred to another plan of the same type; or

-- You made after-tax contributions to the plan. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

A payment can be rolled over only if it is:

-- Not attributable to after-tax contributions; and

-- Not a required minimum distribution under Tax Code section 401(a)(9). The minimum distribution rules are subject to change as a result of new regulations proposed by the IRS on January 17, 2001.

There are limitations on the number of rollovers that may be made in any one year period. You should consult a tax adviser prior to making a rollover.

TAXATION OF DEATH BENEFIT PROCEEDS. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

457 PLANS. All amounts received under a 457(b) plan are includible in taxable income when paid or otherwise made available to you or your beneficiary.

10% PENALTY TAX

Under certain circumstances, the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 401, 403(b) or 408(b) arrangement. The 10% penalty tax does not apply to a distribution from a 457 plan.

NONQUALIFIED CONTRACTS. There is an exception to the 10% penalty tax if payment is made under an immediate annuity contract. An immediate annuity is defined as a contract to which all of the following apply:

-- Is purchased with a single premium;

-- Has an annuity starting date, as defined by the Tax Code, no later than one year from date of purchase; and

-- Provides for a series of substantially equal periodic payments to be made no less frequently than annually.

For purposes of determining whether the contract qualifies as an immediate annuity, the IRS has ruled that where an immediate annuity is received in exchange for a deferred annuity contract in a Tax Code section 1035 exchange, the purchase date of the contract will be deemed to be the date the deferred annuity was purchased. This might cause the contract to fail to qualify as an immediate annuity and the contract will be subject to the 10% penalty tax unless one of the other exceptions to the penalty applies.

In addition to the immediate annuity exception, the 10% penalty tax does not apply to the taxable portion of distributions made under certain exceptions, including one or more of the following:

-- You have attained age 59 1/2;

-- You have become disabled as defined in the Tax Code;

-- You have died; or

-- The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary. Modification of the series of payments prior to the later of age 59 1/2 or five years may result in an additional tax in the year of modification equal to the penalty which would have been imposed, plus interest, if the exception had not applied.

In addition, if you select an increasing annuity or an early withdrawal of the value of remaining income payments, the payment or distribution may be subject to the 10% penalty tax unless one of the other exceptions applies. You should consult with a tax adviser to determine how this will affect your tax liability.

401 AND 403(b) PLANS. The 10% penalty tax applies to the taxable portion of a distribution from a 401 or a 403(b) plan, unless certain exceptions, including one or more of the following have occurred:

-- You have attained age 59 1/2;

-- You have become disabled as defined in the Tax Code;

-- You have died;

-- You have separated from service with the plan sponsor at or after age 55;

-- The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;

-- You have separated from service with the plan sponsor and the distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary;

-- The distribution is equal to unreimbursed medical expenses that qualify for a deduction as specified in the Tax Code; or

-- The distribution is due to an IRS levy upon your account.


408(b) IRAS. In general, except for the exception relating to separation from service with the plan sponsor at or after age 55, the exceptions listed above for 401 and 403(b) plans also apply to distributions from an IRA. The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for a qualified first-time home purchase or for qualified higher education expenses.


WITHHOLDING FOR FEDERAL INCOME TAX LIABILITY

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

NONQUALIFIED CONTRACTS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

401 AND 403(b) PLANS. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

408(b) IRAS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

457 PLANS. All distributions from a 457 plan, except death benefit proceeds, are subject to mandatory federal income tax withholding as wages. No withholding is required on payments to beneficiaries.

NON-RESIDENT ALIENS. If you or a beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

RULES SPECIFIC TO CERTAIN PLANS

401 PLANS. Tax Code section 401(a) permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans.

-- Assignment or Transfer of Contracts. Adverse tax consequences to the 401(a) plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than:

    - A plan participant as a means to provide benefit payments;

    - An alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p); or

    - To the Company as collateral for a loan.

-- Exclusion From Gross Income. The Tax Code imposes a maximum limit on annual payments to your 401(a) account(s) that may be excluded from gross income. The employer must calculate this limit under the plan in accordance with Tax Code section 415. This limit is generally the lesser of 25% of your compensation or $35,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includable in gross income under Tax Code sections 125 or 457. The limit applies to your contributions as well as any contributions made by your employer on your behalf. In addition, payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

403(b) PLANS. Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

-- Assignment or Transfer of Contracts. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p).

-- Restrictions on Distributions. Tax Code section 403(b)(11) restricts the distribution under 403(b) contracts of the following:

    - Salary reduction contributions made after December 31, 1988;

    - Earnings on those contributions; and

    - Earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59 1/2, separation from service, disability, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

408(b) IRAS. Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee.

-- Assignment or Transfer of Contracts. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

-- Rollovers and Transfers. Rollovers and direct transfers are permitted from a 401, 403(a), a 403(b) arrangement, or another traditional IRA to a traditional IRA.

457(b) PLANS. Tax Code section 457(b) provides for certain deferred compensation plans. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and non-government tax exempt entities. The plan may permit participants to specify the form of investment for their deferred compensation account.

-- Trust Requirement. 457(b) plans maintained by state or local governments, their political subdivisions, agencies, instrumentalities and certain affiliates are required to hold all assets and income of the plan in trust for the exclusive benefit of plan participants and their beneficiaries. For purposes of meeting this requirement, custodial accounts and annuity contracts are treated as trusts.

-- Contributions Excluded from Gross Income. If your employer's plan is a 457(b) plan, the Tax Code imposes a maximum limit on annual contributions to your account(s) that may be excluded from your gross income. For section 457(b) plan participants, such limit is generally the lesser of $8,500, as adjusted to reflect changes in the cost of living, or 33 1/3% of your includable compensation (25% of gross compensation).

-- Restrictions on Distributions. Under a 457(b) plan, amounts may not be made available to you earlier than (1) the calendar year you attain age 70 1/2,
   (2) when you separate from service with the employer or (3) when you are faced with an unforeseeable emergency. A 457(b) plan may permit a one-time in-service distribution if the total amount payable to the participant does not exceed $5,000 and no amounts have been deferred by the participant during the 2-year period ending on the date of distribution.

NONQUALIFIED CONTRACTS

NON-NATURAL HOLDERS OF A NONQUALIFIED CONTRACT. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. This rule does not apply to an immediate annuity which is defined in the same way as for penalty tax purposes (see "10% Penalty Tax--Nonqualified Contracts" in this section) or to contracts held by a trust or other entity as agent for a natural person. Therefore, if you elect an increasing annuity or elect to receive an early withdrawal of all or a portion of the value of any remaining payments, you should consult with a tax adviser to determine how this will affect your tax liability. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax.

DIVERSIFICATION

Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with

Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

Additionally, the Internal Revenue Service (IRS) has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

ASSIGNMENT OF RIGHT TO PAYMENTS

A transfer of a contract, the transfer of the right to payments under a nonqualified contract or the exchange of a contract may have tax consequences. Anyone contemplating any such assignment or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

DELAY OF START DATE

If you have elected to delay your annuity starting date, as defined below, and you die before the annuity starting date, specific rules for payment of any death benefit apply.

The annuity starting date is defined by the Tax Code to mean the first day of the period (month, quarter, half year, year depending upon whether payments will be made monthly, quarterly, semi-annually or annually) which ends on the date of the first annuity payment.

A delayed annuity starting date occurs any time a monthly payment begins later than one month, a quarterly payment begins later than three months or a semi-annual payment begins later than six months from date of purchase. For example, if you purchase the contract on June 1 with monthly payments to begin October 1, your annuity starting date is September 1, and would be considered a delayed annuity starting date.

For nonqualified contracts, if you die before a delayed annuity starting date, the entire interest in the account must be paid within five years of the date of death, or payments may be made over the life or over a period not extending beyond the life expectancy of the beneficiary or payee, as applicable, provided such payments begin not later than one year after the date of death. This rule does not apply if the beneficiary or payee is your spouse.

For qualified contracts, generally if your death occurs before the required beginning date, your interest in the account must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. For details regarding rules specific to your retirement plan, consult your tax adviser.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

OTHER TOPICS
----------------------------------------------

THE COMPANY

We issue the contract described in this prospectus and are responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities.

Our principal executive offices are located at:

              151 Farmington Avenue
              Hartford Connecticut 06156

VARIABLE ANNUITY ACCOUNT B

We established Variable Annuity Account B (the separate account) under Connecticut Law in 1976 as a continuation of the separate account established in 1974 under Arkansas Law by Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940. It also meets the definition of separate account under the federal securities laws.

The separate account is divided into subaccounts. These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

CONTRACT DISTRIBUTION

Our subsidiary, Aetna Investment Services, LLC (AIS), serves as the principal underwriter for the contracts. AIS, a Delaware limited liability company, is registered as a broker-dealer with the SEC. AIS is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The contracts are offered to the public by individuals who are registered representatives of AIS or other broker-dealers which have entered into a selling arrangement with AIS. We refer to AIS and the other broker-dealers selling the contracts as "distributors."

All registered representatives selling the contracts must also be licensed as insurance agents for the Company.

Compensation will be paid to distributors who sell the contract. Distributors will be paid commissions up to an amount currently equal to 7.0% of purchase payment to a contract or as a combination of a certain percentage amount of the purchase payment to a contract at time of sale and a trail commission as a percentage of assets. Under the latter arrangement, commission payments may exceed 7.0% of purchase payment to the contract over the life of the contract. In limited circumstances, certain of these distributors may also receive compensation, overrides or reimbursement for expenses associated with the distribution of the contract. At times certain distributors may be offered an enhanced commission for a limited period of time. In addition, some sales personnel may receive various types of non-cash compensation such as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. The total compensation package for sales, supervisory and management personnel of affiliated or related broker-dealers may be positively impacted if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time.

We pay these commissions, fees and related distribution expenses out of any early withdrawal charges assessed or out of our general assets, including investment income and any profit from investment advisory fees and mortality and expense risk charges. No additional deductions or charges are imposed for commissions and related expenses.

The names of the broker-dealer and the registered representative responsible for your contract are set forth on your application. Commissions and sales related expenses are paid by the Company and are not deducted from your payment to the contract.

PAYMENT DELAY OR SUSPENSION

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances:

-- On any valuation date when the New York Stock Exchange is closed (except customary holidays or weekends or when trading on the New York Stock Exchange is restricted;

-- When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to determine the value of the subaccount's assets; or

-- During any other periods the SEC permits for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

PERFORMANCE REPORTING

We may illustrate the hypothetical values of income payments made from each of the subaccounts over certain periods of time based on historical net asset values of the funds. These numbers will reflect the mortality and expense risk charge, the administrative expense charge (if any), any applicable guaranteed minimum income charge and the advisory fees and other expenses of the funds.

We may also advertise different types of historical performance for the subaccounts including:

-- Standardized average annual total returns; and

-- Non-standardized average annual total returns.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate standardized average annual total returns according to a formula prescribed by the SEC.

This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual returns reflect deduction of all recurring charges during each period (e.g., mortality and expense risk charges, administrative expense charges (if any), any applicable guaranteed minimum income charges and any applicable early withdrawal charges).

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charges. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, request an SAI at the number listed in "Contract Overview--Questions: Contacting the Company."

VOTING RIGHTS

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts. The number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

CONTRACT MODIFICATION

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

TRANSFER OF OWNERSHIP

Ownership of the contract may be changed to the extent permitted by law. You should immediately notify the Company, in writing, of any change in ownership. No such ownership change will be binding until such notification is received and recorded at our Home Office. We reserve the right to reject transfer of ownership to a non-natural person. A transfer of ownership may have tax consequences and you should consult with a qualified tax adviser before transferring ownership of the contract.

LEGAL MATTERS AND PROCEEDINGS

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

In recent years, a number of companies have been named as defendants in class action lawsuits relating to life insurance. The Company is a defendant in one such lawsuit, a purported class action which was filed against the Company in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron, and Alan Eckert (the "Reese Complaint"). The Reese Complaint claims that the Company engaged in unlawful sales practices in marketing life insurance policies. The Company intends to defend this action vigorously.

The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company and the financial statements of the separate account have been included in the Statement of Additional Information (SAI). Request an SAI at the number listed in "Contract Overview--Questions: Contacting the Company."

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

 General Information and History..................    2
 Variable Annuity Account B.......................    2
 Offering and Purchase of Contracts...............    3
 Performance Data.................................    3
 Income Payments..................................    7
 Sales Material and Advertising...................    8
 Independent Auditors.............................    8
 Financial Statements of the Separate Account.....  S-1
 Financial Statements of Aetna Life Insurance and
 Annuity Company and Subsidiaries.................  F-1

You may request an SAI by calling the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

                                   APPENDIX I
                              FIXED DOLLAR OPTION
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The following summarizes material information concerning the fixed dollar option. You may choose to allocate all or a portion of your purchase payment to the fixed dollar option. If you choose the fixed dollar option, your income payments will generally remain fixed as specified in your contract over the term of the contract. Your fixed payment may vary due to factors including your selection of an increasing annuity or your election and use of a right to withdraw. In certain cases, you may elect a right to withdraw any remaining guaranteed payments, (see Withdrawals in this appendix). Amounts allocated to the fixed dollar option are held in the Company's general account that supports general insurance and annuity obligations.

Interests in the fixed dollar option have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the fixed dollar option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this appendix regarding the fixed dollar option has not been reviewed by the SEC.

PAYMENT OPTIONS

All of the payment options described under "Income Payments" in this prospectus are available for the fixed dollar option. If you allocate all of your purchase payment to the fixed dollar option, you may also elect one of the following features in connection with your fixed income payments:

(a) A CASH REFUND FEATURE. (Only available if you select 100% fixed payments.) With this feature, if the annuitant or both annuitants (as applicable) die, then the beneficiary will receive a lump-sum payment equal to the purchase payment allocated to the fixed dollar option less any premium tax and less the total amount of fixed income payments paid prior to such death. The cash refund feature may be elected only with a "life income" or "life income-two lives" payment option that has no reduction in payment to the survivor, see "Income Payments--Payment Options". You may not elect a right to withdraw or elect an increasing annuity with this feature.

(b) AN INCREASING ANNUITY. (Only available if you select 100% fixed payments.) With this feature you may elect for your payments to increase by either one, two, or three percent, compounded annually. The higher your percentage, the lower your initial payment will be. This is available with any payment option, except for those with a reduction in payment to the survivor, see "Income Payments--Payment Options". You may not elect a right to withdraw or elect the cash refund feature with an increasing annuity. This feature is not available under contracts purchased in conjunction with
     Section 457 deferred compensation plans.

FIXED INCOME PAYMENT AMOUNTS

The amount of each payment depends upon (1) the purchase payment that you allocate to the fixed dollar option, less any premium tax, and (2) the payment option and features chosen.

WITHDRAWALS

WITHDRAWAL VALUE--LIFETIME PAYMENT OPTIONS. If you select a lifetime payment option with guaranteed payments and elect the right to make withdrawals, the withdrawal amount available from any fixed portion of remaining guaranteed payments is equal to the present value of the remaining fixed portion of guaranteed payments calculated using the contract rate adjusted by the change in the constant maturity ten year Treasury note rate from your contract effective date to the date we calculate the withdrawal value. Any applicable early withdrawal charge will be deducted.

WITHDRAWAL VALUE--NONLIFETIME PAYMENT OPTIONS. If you select a nonlifetime payment option and elect the right to make withdrawals, the withdrawal amount available from any fixed portion of remaining guaranteed payments is equal to the present value of the remaining fixed portion of guaranteed payments calculated using the adjusted contract rate. The calculation is presented below. Any applicable early withdrawal charge will be deducted.

The adjusted contract rate equals (Rate of Return) + WY - IY, where:

RATE OF RETURN is the fixed annuity present value interest rate shown in your contract
WY is the withdrawal yield
IY is the issue yield
WY is determined as follows:
(1) WY is the average of the yields, as published in the Wall Street Journal on the Friday before the date of the withdrawal, of noncallable, noninflation adjusted Treasury Notes or Bonds maturing on or closest to the withdrawal duration date.
(2) The withdrawal duration date is the date (month and year) obtained when the withdrawal duration is added to the date of the withdrawal.
(3) Withdrawal duration equals 1 plus the number of whole years from the date of the withdrawal until the final guaranteed payment is due, divided by 2. Any resulting fraction will be rounded up to the next whole number.

IY is determined as follows:
(1) IY is the average of the yields, as published in the Wall Street Journal on the Friday before the later of the contract effective date or the benefit change date shown in your contract, of noncallable, noninflation adjusted Treasury Notes or Bonds maturing on or closest to the issue duration date.
(2) The issue duration date (month and year) is obtained when the issue duration is added to the later of the contract effective date or the benefit change date.
(3) Issue duration equals 1 plus the number of whole years from the later of the contract effective date or the benefit change date until the final payment is due, divided by 2. Any resulting fraction will be rounded up to the next whole number.
(4) Benefit change date is the date of the most recent change, if any, of the guaranteed payment period.

EARLY WITHDRAWAL CHARGE

Withdrawals may be subject to an early withdrawal charge. The charge is a percentage of the amount that you withdraw. The percentage will be determined by the early withdrawal charge schedule applicable to your contract:

SCHEDULE A: Subject to state approval, Schedule A applies to contracts issued on or after May 3, 1999.

                              SCHEDULE A
NUMBER OF YEARS FROM
CONTRACT EFFECTIVE DATE*                        EARLY WITHDRAWAL CHARGE
1 or more, but fewer than 2                                6%
2 or more, but fewer than 3                                5%
3 or more, but fewer than 4                                4%
4 or more, but fewer than 5                                3%
5 or more, but fewer than 6                                2%
6 or more, but fewer than 7                                1%
7 or more                                                  0%

SCHEDULE B applies to contracts issued prior to May 3, 1999. It also applies to contracts issued on or after May 3, 1999 in states where Schedule A is not approved as of the contract effective date.

                              SCHEDULE B
NUMBER OF YEARS FROM
CONTRACT EFFECTIVE DATE*                        EARLY WITHDRAWAL CHARGE
1 or more, but fewer than 2                               5%
2 or more, but fewer than 3                               4%
3 or more, but fewer than 4                               4%
4 or more, but fewer than 5                               3%
5 or more, but fewer than 6                               2%
6 or more, but fewer than 7                               1%
7 or more                                                 0%

*For participants under a group contract, the early withdrawal charge will be calculated based on the number of years from the certificate effective date.

The early withdrawal charge, in effect, is a deferred sales charge imposed to reimburse the Company for unrecovered acquisition and distribution costs.

REDUCTION OR ELIMINATION OF THE EARLY WITHDRAWAL CHARGE. We may reduce or eliminate the early withdrawal charge when sales of the contract are made to individuals or a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the early withdrawal charge will be based on one or more of the following criteria:
(a)  The size and type of group of individuals to whom the contract is offered;
(b)  The type and frequency of administrative and sales services to be provided;
     or
(c) Whether there is a prior or existing relationship with the Company such as being an employee or former employee of the Company or one of its affiliate; receiving distributions or making internal transfers from other contracts issued by the Company or one of its affiliates; or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the early withdrawal charge will not be unfairly discriminatory against any person.

DEATH BENEFIT

If the annuitant or both annuitants, as applicable, die before all guaranteed payments are paid, payments will continue to the beneficiary in the manner stated in your contract.

PAYMENT OF DEATH BENEFIT. Any death benefit will be paid in the form specified in the contract and will be distributed at least as rapidly as under the method of distribution in effect upon the date of death. See "Taxation" for rules that apply if you have elected to delay your payment start date under a nonqualified annuity and you die before the annuity starting date. A lump-sum payment of any death benefit may be requested within six months following the date of death. If a lump-sum payment is requested, no early withdrawal charge is applied and payment will be sent within seven days following our receipt of request in good order. A lump-sum payment may be requested at anytime (even after the six month period) if you had elected the right to withdraw. If a cash refund feature was elected, the death benefit will be paid in one lump sum to the beneficiary.

If the contract holder who is not the annuitant dies, income payments will continue to be paid to the payee in the form specified in the contract. If no payee survives the death of the contract holder, income payments will be made to the annuitant. Such payments will be paid at least as rapidly as under the method of distribution then in effect.

DEATH BENEFIT AMOUNT. If you elect a right to withdraw, the death benefit value will be determined as described under "Withdrawal Amount" in this appendix. No early withdrawal charge will apply. If the contract is issued with guaranteed payments and with no right to withdraw, the rate used to determine the value of the remaining guaranteed payments will be the fixed annuity present value interest rate shown in the contract.

The value of the death benefit will be determined as of the next valuation following the Company's receipt at its Home Office of proof of death acceptable to us and a request for payment in good order.

                                  APPENDIX II
                        DESCRIPTION OF UNDERLYING FUNDS
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THE INVESTMENT RESULTS OF THE MUTUAL FUNDS (FUNDS) ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

AETNA BALANCED VP, INC.

INVESTMENT OBJECTIVE

Seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

POLICIES


Under normal market conditions, allocates assets among the following asset classes: equities such as common and preferred stocks; and debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities, and money market instruments. Typically maintains approximately 60% of total assets in equities and approximately 40% of total assets in debt (including money market instruments), although those percentages may vary from time to time. In making asset allocation decisions, the investment adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market, using quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. May also invest in foreign debt securities.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the investment adviser's skill in allocating fund assets between equities and debt and in choosing investments within those categories. Because the fund's assets are allocated between equities and fixed income securities, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. High yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA INCOME SHARES d/b/a AETNA BOND VP

INVESTMENT OBJECTIVE

Seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

POLICIES


Under normal market conditions, invests at least 65% of total assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. High-grade securities are rated at least A by Standard & Poor's Corporation (S&P) or Moody's Investor Services, Inc. (Moody's), or if unrated, considered by the investment adviser to be of comparable quality. May also invest up to 15% of total assets in high-yield bonds, and up to 25% of total assets in foreign debt securities. High yield bonds are fixed income securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the investment adviser to be of comparable quality. May invest in zero coupon securities.



PRINCIPAL RISKS



Principal risks are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE FUND d/b/a AETNA GROWTH AND INCOME VP

INVESTMENT OBJECTIVE

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

POLICIES


Under normal market conditions, invests at least 65% of total assets in common stocks that the investment adviser believes have significant potential for capital appreciation or income growth. May invest principally in common stocks having significant potential for capital appreciation, income growth, or both. Tends to emphasize stocks of larger companies. May also invest assets in stocks of small and medium-sized companies, and stocks of foreign issuers, depending upon market conditions. Combines internally developed quantitative computer models with a qualitative overlay to determine the relative attractiveness of each asset class and to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Although the investment adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE ENCORE FUND d/b/a AETNA MONEY MARKET VP

INVESTMENT OBJECTIVE

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

POLICIES


Invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the investment adviser to be of comparable quality. Maintains a dollar-weighted average portfolio maturity of 90 days or less.



PRINCIPAL RISKS



It is possible to lose money by investing in the fund. There is no guaranty the fund will achieve its investment objective. Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the fund's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA GENERATION PORTFOLIOS, INC.--AETNA ASCENT VP

INVESTMENT OBJECTIVE

Seeks to provide capital appreciation.

POLICIES


Managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities and money market instruments. May invest up to 15% of total assets in high-yield, high-risk bonds (high yield bonds). The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Among the criteria that the investment adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements.


The benchmark portfolio is 80% equities and 20% fixed income under neutral market conditions.

PRINCIPAL RISKS



The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Risks associated with real estate securities include periodic declines in the value of real estate, generally, and declines in the rents and other income generated by real estate caused by such factors as over-building. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside of the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA GENERATION PORTFOLIOS, INC.--AETNA CROSSROADS VP

INVESTMENT OBJECTIVE

Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

POLICIES


Managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding ten years and who have a moderate level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities and money market instruments. May invest up to 15% of total assets in high-yield, high-risk bonds (high yield bonds). The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Among the criteria that the investment adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements.


The benchmark portfolio is 60% equities and 40% fixed income under neutral market conditions.


PRINCIPAL RISKS



The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Risks associated with real estate securities include periodic declines in the value of real estate, generally, and declines in the rents and other income generated by real estate caused by such factors as over-building. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside of the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA GENERATION PORTFOLIOS, INC.--AETNA LEGACY VP

INVESTMENT OBJECTIVE

Seeks to provide total return consistent with preservation of capital.

POLICIES


Managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding five years and who have a low level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities and money market instruments. May invest up to 15% of total assets in high-yield, high-risk bonds (high yield bonds). The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Among the criteria that the investment adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements.


The benchmark portfolio is 40% equities and 60% fixed income under neutral market conditions.


PRINCIPAL RISKS



The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Risks associated with real estate securities include periodic declines in the value of real estate, generally, and declines in the rents and other income generated by real estate caused by such factors as over-building. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside of the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA GROWTH VP

INVESTMENT OBJECTIVE

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

POLICIES


Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock. Emphasizes stocks of larger companies, although may invest in companies of any size. Uses internally developed quantitative computer models to evaluate the financial characteristics of approximately 1,000 companies. The investment adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price. Focuses on companies that the investment adviser believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.



PRINCIPAL RISKS


Principal risks are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INDEX PLUS LARGE CAP VP

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

POLICIES


Invests at least 80% of net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 500 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the investment adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the fund's portfolio generally includes approximately 400 of the stocks included in the S&P
500. Although the fund will not hold all the stocks in the S&P 500, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 500 in both rising and falling markets.



PRINCIPAL RISKS


Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INTERNATIONAL VP

INVESTMENT OBJECTIVE

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The fund will not target any given level of current income.

POLICIES


Under normal market conditions, invests at least 65% of total assets in securities principally traded in three or more countries outside of the United States. These securities may include common stocks as well as securities convertible into common stock. Invests in a mix of stocks that the investment adviser believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value. Allocates assets among several geographic regions and individual countries, investing primarily in those areas that the investment adviser believes have the greatest potential for growth as well as stable exchange rates. Invests primarily in established foreign securities markets, although may invest in emerging markets as well. Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. The investment adviser analyzes cash flows, earnings and dividends of each company in an attempt to select companies with long-term sustainable growth characteristics. Employs currency hedging to protect the portfolio from adverse effects on the U.S. dollar.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable. Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)


AETNA VARIABLE PORTFOLIOS, INC.--AETNA SMALL COMPANY VP

INVESTMENT OBJECTIVE

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

POLICIES

Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as: the 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization); all companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index; and companies with market capitalizations lower than any companies included in the first two categories. For purposes of the 65% policy, the largest company in which the fund intends to invest currently has a market capitalization of approximately $1.5 billion. Invests in stocks that the investment adviser believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value. Uses internally developed quantitative computer models to evaluate financial characteristics of over 2,000 companies in an attempt to identify companies whose perceived value is not reflected in the stock price. Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.


PRINCIPAL RISKS


Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in small cap stocks are substantially less than of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. When selling a large quantity of a particular stock, the fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AIM V.I. CAPITAL APPRECIATION FUND

INVESTMENT OBJECTIVE

Seeks growth of capital.

POLICIES


Seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. May also invest up to 25% of total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GROWTH FUND

INVESTMENT OBJECTIVE


Seeks growth of capital.


POLICIES


Seeks to meet its investment objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. May invest up to 25% of its assets in foreign securities. Portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. May engage in active and frequent trading of portfolio securities to achieve its investment objectives which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. May engage in active and frequent trading of portfolio securities to achieve its investment objective which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

Seeks growth of capital with a secondary objective of current income.

POLICIES


Seeks to meet its objectives by investing at least 65% of total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. Portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. May also invest up to 25% of total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. VALUE FUND

INVESTMENT OBJECTIVE


Seeks to achieve long-term growth of capital with a secondary objective of income.


POLICIES


Seeks to meet its objectives by investing primarily in equity securities judged by the fund's investment adviser to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Also may invest in preferred stocks and debt instruments that have prospects for growth of capital. Also may invest up to 25% of total assets in foreign securities. Portfolio managers focus on undervalued equity securities of
(1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters;
(3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and
(4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. Portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS--HIGH INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks a high level of current income while also considering growth of capital.

POLICIES


Normally invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. May invest in non-income producing securities, including defaulted securities and common stocks and companies in troubled or uncertain financial condition. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.



PRINCIPAL RISKS



Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.


INVESTMENT ADVISER:  Fidelity Management & Research Company


SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.


JANUS ASPEN SERIES--GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

POLICIES


Invests primarily in common stocks selected for their growth potential. Although it can invest in companies of any size, it generally invests in larger, more established companies. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.



PRINCIPAL RISKS



Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--WORLDWIDE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

POLICIES


Invests primarily in common stocks of companies of any size throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.



PRINCIPAL RISKS



Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. The Portfolio may have significant exposure to foreign markets and may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


INVESTMENT ADVISER:  Janus Capital Corporation

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

INVESTMENT OBJECTIVE


Seeks capital appreciation by investing in "growth-type" companies.


POLICIES


Invests mainly in equity securities, such as common stocks and can invest in other securities, such as preferred stocks and convertible securities. Emphasizes investments in companies believed by the investment adviser to have significant growth potential. Growth companies can include established companies entering a growth cycle in their business, as well as newer companies. Can invest in securities of issuers of all market capitalizations, but currently focuses on stocks of "mid-cap" issuers (currently those issuers between $2.5 billion and $11.5 billion). Can invest in domestic and foreign companies, although most investments are in stocks of U.S. companies. In selecting securities, the portfolio manager looks for high-growth companies using a "bottom-up" stock selection process which focuses on fundamental analysis of individual issuers before considering overall economic, market or industry trends.



PRINCIPAL RISKS



Stocks fluctuate in price, and their sort-term volatility at times may be great. At times the fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies.


INVESTMENT ADVISER:  OppenheimerFunds, Inc.

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA

INVESTMENT OBJECTIVE

Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

POLICIES


Invests mainly in common stocks of U.S. companies, and can also invest in other equity securities such as preferred stocks and convertible securities. Currently emphasizes the stocks of large-capitalization companies in the fund's portfolio. At times, may increase the relative emphasis of its investments in small-cap and mid-cap stocks. Can buy foreign securities and debt securities such as bonds and notes, but currently does not emphasize those investments. Can also use hedging instruments and certain derivative investments to try to manage investment risks. In selecting securities, portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.



PRINCIPAL RISKS



Stocks fluctuate in price, and their short-term volatility at times may be great. Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. Because the Fund currently focuses its investments in stocks of U.S. issuers, it will be affected primarily by changes in the U.S. Stock Market. Changes in interest rates can also affect bond prices.


INVESTMENT ADVISER:  OppenheimerFunds, Inc.

OPPENHEIMER STRATEGIC BOND FUND/VA

INVESTMENT OBJECTIVE


Seeks a high level of current income principally derived from interest on debt securities.

POLICIES


Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. Government securities, and lower-grade high-yield securities of U.S. and foreign companies. Can invest up to 100% of its assets in any one sector at any time, if the investment adviser believes that in doing so the fund can achieve its objective without undue risk. Can invest in securities having short, medium or long-term maturities and may invest without limit in lower-grade high-yield debt obligations, also called "junk bonds." Foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. Can also use hedging instruments and certain derivative investments to try to enhance income or to try to manage investment risks. In selecting securities, the portfolio managers analyze the overall investment opportunities and risks in individual national economies with an overall strategy of building a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities.



PRINCIPAL RISKS



Debt securities are subject to credit risk which refers to the risk that if the issuer fails to pay interest, or if the issuer fails to repay principal, the value of that security and of the fund's shares might be reduced. Credit risks of lower-grade securities are greater than those of investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities of issuers in emerging and developing markets may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. The fund is also subject to interest rate risk and prepayment risk. The investment adviser's expectations about the relative performance of the three principal sectors in which the fund invests may be inaccurate, and the fund's returns might be less than other funds using similar strategies. Investing in derivative investments carries the risk that if the issuer of the derivative does not pay the amount due, the fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the investment adviser expected it to perform.


INVESTMENT ADVISER:  OppenheimerFunds, Inc.


PORTFOLIO PARTNERS, INC. (PPI) MFS CAPITAL OPPORTUNITIES PORTFOLIO


INVESTMENT OBJECTIVE

Seeks capital appreciation.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

May engage in active and frequent trading to achieve its principal investment strategies.


PRINCIPAL RISKS

- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company

SUBADVISER:  Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) MFS EMERGING EQUITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies believed to be early in their life cycle and that have the potential to become major enterprises, or major enterprises whose rates of earnings growth are expected to accelerate. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May also invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

May engage in active and frequent trading to achieve its principal investment strategies.


PRINCIPAL RISKS

- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.
- EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.
- FOREIGN MARKETS RISK: Investment in foreign securities involves risks related to political, social and economic developments abroad. These risks result from differences between the regulations to which U.S. and foreign issuers and markets are subject.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.
- EMERGING MARKETS RISK: Investments in emerging market securities involve all the risks of investment in foreign markets. Additionally, markets of emerging market countries have been more volatile, and involve greater risks, than the markets of developed countries with more mature economies.

- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company

SUBADVISER:  Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) SCUDDER INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily (at least 65% of total assets) in the equity securities of foreign companies believed to have high growth potential. Normally invests in securities of at least three different countries other than the U.S. Will invest in securities in both developed and developing markets. Seeks to invest in those companies believed to be best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly developing business franchises, strong financial positions, and high quality management capable of defining and implementing strategies to take advantage of local, regional or global markets.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.


PRINCIPAL RISKS

- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.
- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
- EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
- INTEREST RATE RISK: Investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.
- CREDIT RISK: Investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company


SUBADVISER:  Zurich Scudder Investments, Inc.


PORTFOLIO PARTNERS, INC. (PPI) T. ROWE PRICE GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term capital growth, and secondarily, increasing dividend income.

POLICIES

Invests primarily (at least 65% of total assets) in the common stocks of a diversified group of growth companies. Seeks companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are above average. Also seeks companies with a lucrative niche in the economy that will give them the ability to sustain earnings momentum even during times of slow economic growth.

May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.


PRINCIPAL RISKS

- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
- GROWTH STOCK RISK: Growth stock companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

INVESTMENT ADVISER: Aetna Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates, Inc.

SUBADVISER: T. Rowe Price Associates, Inc.

                                  APPENDIX III

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE I
                    ASSUMED ANNUAL NET RETURN RATE OF 5.00%
 (SELECTED DATA FOR ANNUITY AND ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE FOUR-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM ACCUMULATION UNIT VALUES INCLUDED IN THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION. THE UNAUDITED ANNUITY UNIT VALUES SHOWN BELOW ARE DERIVED FROM THE AUDITED ACCUMULATION UNIT VALUES AND REFLECT THE APPLICATION OF A FACTOR CORRESPONDING TO THE ASSUMED ANNUAL NET RETURN RATE OF 5.00%. SEE "CALCULATING VARIABLE INCOME PAYMENTS" FOR MORE INFORMATION. ONLY THOSE SUBACCOUNTS WITH ANNUITY UNITS OUTSTANDING AT THE END OF THE PERIOD ARE LISTED BELOW.



                                                     (UNAUDITED)
                                    ----------------------------------------------
                                     2000         1999         1998         1997
                                     ----         ----         ----         ----
AETNA BALANCED VP, INC.
Value at beginning of period        $17.390      $16.276      $14.800      $13.209(1)
Value at end of period              $16.269      $17.390      $16.276      $14.800
AETNA BOND VP
Value at beginning of period        $10.460      $11.205      $11.017      $10.990(2)
Value at end of period              $10.790      $10.460      $11.205      $11.017
AETNA CROSSROADS VP
Value at beginning of period        $10.555      $10.182      $10.223      $10.032(3)
Value at end of period               $9.971      $10.555      $10.182      $10.223
AETNA GROWTH VP
Value at beginning of period        $21.391      $16.827      $13.015      $13.538(3)
Value at end of period              $17.719      $21.391      $16.827      $13.015
AETNA GROWTH AND INCOME VP
Value at beginning of period        $20.937      $18.959      $17.607      $15.123(1)
Value at end of period              $17.537      $20.937      $18.959      $17.607
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period        $17.763      $15.195      $12.277      $10.848(4)
Value at end of period              $15.139      $17.763      $15.195      $12.277
AETNA INTERNATIONAL VP
Value at beginning of period        $15.145      $11.664(1)
Value at end of period              $11.352      $15.145
AETNA LEGACY VP
Value at beginning of period        $11.160      $11.080      $11.017      $10.264(1)
Value at end of period              $11.004      $11.160      $11.080      $11.017
AETNA MONEY MARKET VP
Value at beginning of period         $9.793       $9.910       $9.991       $9.995(3)
Value at end of period               $9.801       $9.793       $9.910       $9.991
AETNA SMALL COMPANY VP
Value at beginning of period        $15.571      $12.654      $13.308      $13.322(3)
Value at end of period              $15.634      $15.571      $12.654      $13.308
AIM V.I. CAPITAL APPRECIATION
FUND
Value at beginning of period        $15.541      $12.190(2)
Value at end of period              $13.026      $15.541
AIM V.I. GROWTH FUND
Value at beginning of period        $14.726      $12.229(2)
Value at end of period              $11.015      $14.726
AIM V.I. GROWTH AND INCOME
FUND
Value at beginning of period        $14.516      $12.546(2)
Value at end of period              $11.669      $14.516
AIM V.I. VALUE FUND
Value at beginning of period        $13.942      $12.716(2)
Value at end of period              $10.873      $13.942
FIDELITY VIP HIGH INCOME
PORTFOLIO
Value at beginning of period         $9.207       $9.052      $10.060      $10.058(3)
Value at end of period               $6.715       $9.207       $9.052      $10.060
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period        $20.008      $14.775      $11.580      $10.433(5)
Value at end of period              $16.084      $20.008      $14.775      $11.580
JANUS ASPEN WORLDWIDE GROWTH
PORTFOLIO
Value at beginning of period        $22.117      $14.300      $11.794      $10.638(1)
Value at end of period              $17.547      $22.117      $14.300      $11.794
OPPENHEIMER AGGRESSIVE GROWTH
FUND / VA
Value at beginning of period        $14.519      $10.119(1)
Value at end of period              $11.744      $14.519

------------------------------------------------------------------

                                                     (UNAUDITED)
                                    ----------------------------------------------
                                     2000         1999         1998         1997
                                     ----         ----         ----         ----
OPPENHEIMER MAIN STREET GROWTH
& INCOME FUND / VA
Value at beginning of period        $10.232       $9.661(3)
Value at end of period               $8.782      $10.232
OPPENHEIMER STRATEGIC BOND
FUND / VA
Value at beginning of period         $9.428       $9.749      $10.152(1)
Value at end of period               $9.103       $9.428       $9.749
PPI MFS CAPITAL OPPORTUNITIES
PORTFOLIO
Value at beginning of period        $20.438      $14.605      $12.253      $12.132(6)
Value at end of period              $18.128      $20.438      $14.605      $12.253
PPI MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period        $16.818      $11.852       $9.719       $9.885(6)
Value at end of period              $11.268      $16.818      $11.852       $9.719
PPI SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period        $17.263      $11.587      $11.992(2)
Value at end of period              $13.058      $17.263      $11.587
PPI T. ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period        $13.325      $11.582      $11.014(3)
Value at end of period              $12.531      $13.325      $11.582


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1)  Funds were first received in this option during August 1999.
(2)  Funds were first received in this option during May 1999.
(3) Funds were first received in this option during September 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during February 1998.
(2)  Funds were first received in this option during May 1998.
(3) Funds were first received in this option during July 1998. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1997:
(1)  Funds were first received in this option during January 1997.
(2)  Funds were first received in this option during October 1997.
(3)  Funds were first received in this option during December 1997.
(4)  Funds were first received in this option during May 1997.
(5)  Funds were first received in this option during March 1997.
(6)  Funds were first received in this option during November 1997.

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE II
                    ASSUMED ANNUAL NET RETURN RATE OF 3.50%
 (SELECTED DATA FOR ANNUITY AND ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE FOUR-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM ACCUMULATION UNIT VALUES INCLUDED IN THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION. THE UNAUDITED ANNUITY UNIT VALUES SHOWN BELOW ARE DERIVED FROM THE AUDITED ACCUMULATION UNIT VALUES AND REFLECT THE APPLICATION OF A FACTOR CORRESPONDING TO THE ASSUMED ANNUAL NET RETURN RATE OF 3.50%. SEE "CALCULATING VARIABLE INCOME PAYMENTS" FOR MORE INFORMATION. ONLY THOSE SUBACCOUNTS WITH ANNUITY UNITS OUTSTANDING AT THE END OF THE PERIOD ARE LISTED BELOW.



                                                     (UNAUDITED)
                                    ----------------------------------------------
                                     2000         1999         1998         1997
                                     ----         ----         ----         ----
AETNA ASCENT VP
Value at beginning of period        $11.298(1)
Value at end of period              $11.085
AETNA BALANCED VP, INC.
Value at beginning of period        $18.730      $17.280      $15.488      $13.448(1)
Value at end of period              $17.774      $18.730      $17.280      $15.488
AETNA BOND VP
Value at beginning of period        $11.266      $11.896      $11.529      $11.087(1)
Value at end of period              $11.788      $11.266      $11.896      $11.529
AETNA CROSSROADS VP
Value at beginning of period        $10.883      $10.350      $10.242      $10.108(2)
Value at end of period              $10.429      $10.883      $10.350      $10.242
AETNA GROWTH VP
Value at beginning of period        $22.240      $17.245      $14.972(1)
Value at end of period              $18.688      $22.240      $17.245
AETNA GROWTH AND INCOME VP
Value at beginning of period        $22.550      $20.128      $18.426      $15.431(3)
Value at end of period              $19.160      $22.550      $20.128      $18.426
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period        $18.467      $15.572      $12.402      $11.263(4)
Value at end of period              $15.967      $18.467      $15.572      $12.402
AETNA INTERNATIONAL VP
Value at beginning of period        $15.565      $10.780      $10.413(2)
Value at end of period              $11.835      $15.565      $10.780
AETNA LEGACY VP
Value at beginning of period        $11.678      $11.429      $11.201      $10.372(5)
Value at end of period              $11.681      $11.678      $11.429      $11.201
AETNA MONEY MARKET VP
Value at beginning of period        $10.098      $10.073      $10.044(3)
Value at end of period              $10.252      $10.098      $10.073
AETNA SMALL COMPANY VP
Value at beginning of period        $16.189      $12.968      $13.444      $12.930(6)
Value at end of period              $16.488      $16.189      $12.968      $13.444
AIM V.I. CAPITAL APPRECIATION
FUND
Value at beginning of period        $18.828(2)
Value at end of period              $13.438
AIM V.I. GROWTH FUND
Value at beginning of period        $14.976      $12.703(1)
Value at end of period              $11.364      $14.976
AIM V.I. GROWTH AND INCOME
FUND
Value at beginning of period        $14.763      $11.979(2)
Value at end of period              $12.038      $14.763
AIM V.I. VALUE FUND
Value at beginning of period        $14.178      $12.215(3)
Value at end of period              $11.217      $14.178
FIDELITY VIP HIGH INCOME
PORTFOLIO
Value at beginning of period         $9.494       $9.201      $10.483(1)
Value at end of period               $7.024       $9.494       $9.201
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period        $20.968      $15.260      $11.789      $10.481(1)
Value at end of period              $17.095      $20.968      $15.260      $11.789
JANUS ASPEN WORLDWIDE GROWTH
PORTFOLIO
Value at beginning of period        $23.174      $14.769      $12.007      $10.576(3)
Value at end of period              $18.650      $23.174      $14.769      $12.007
OPPENHEIMER AGGRESSIVE GROWTH
FUND / VA
Value at beginning of period        $14.612       $9.670(4)
Value at end of period              $11.990      $14.612

------------------------------------------------------------------

                                                     (UNAUDITED)
                                    ----------------------------------------------
                                     2000         1999         1998         1997
                                     ----         ----         ----         ----
OPPENHEIMER MAIN STREET GROWTH
& INCOME FUND / VA
Value at beginning of period        $10.298       $9.250(5)
Value at end of period               $8.966      $10.298
OPPENHEIMER STRATEGIC BOND
FUND / VA
Value at beginning of period         $9.722       $9.909      $10.180(1)
Value at end of period               $9.522       $9.722       $9.909
PPI MFS CAPITAL OPPORTUNITIES
PORTFOLIO
Value at beginning of period        $21.414      $15.084      $12.474      $12.335(7)
Value at end of period              $19.267      $21.414      $15.084      $12.474
PPI MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period        $17.621      $12.241       $9.894      $10.050(7)
Value at end of period              $11.976      $17.621      $12.241       $9.894
PPI SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period        $17.801      $11.777      $11.433(2)
Value at end of period              $13.659      $17.801      $11.777
PPI T. ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period        $13.694      $11.733      $11.154(4)
Value at end of period              $13.064      $13.694      $11.733


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during July 2000.
(2) Funds were first received in this option during March 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1)  Funds were first received in this option during May 1999.
(2)  Funds were first received in this option during April 1999.
(3)  Funds were first received in this option during June 1999.
(4)  Funds were first received in this option during October 1999.
(5) Funds were first received in this option during September 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during March 1998.
(2)  Funds were first received in this option during November 1998.
(3)  Funds were first received in this option during July 1998.
(4) Funds were first received in this option during December 1998. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1997:
(1)  Funds were first received in this option during March 1997.
(2)  Funds were first received in this option during December 1997.
(3)  Funds were first received in this option during January 1997.
(4)  Funds were first received in this option during October 1997.
(5)  Funds were first received in this option during February 1997.
(6)  Funds were first received in this option during August 1997.
(7)  Funds were first received in this option during November 1997.

                          FOR MASTER APPLICATIONS ONLY
------------------------------------------------------------------

I HEREBY ACKNOWLEDGE RECEIPT OF AN ACCOUNT B AETNA IMMEDIATE ANNUITY PROSPECTUS DATED MAY 1, 2001.

---- PLEASE SEND AN ACCOUNT B STATEMENT OF ADDITIONAL INFORMATION (FORM NO. SAI.09515-01) DATED MAY 1, 2001.

--------------------------------------------------------------------------------
                          CONTRACT HOLDER'S SIGNATURE

--------------------------------------------------------------------------------
                                      DATE

PRO.09515-01

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001

                             Aetna Immediate Annuity
             A Fixed and Variable, Single Premium, Group or Individual,
                            Immediate Annuity Contract

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the separate account) dated May 1, 2001.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                          ING Aetna Financial Services
                              Attn: AFS Settlements
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-0005
                                 1-800-238-6273

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                                TABLE OF CONTENTS

                                                                                   Page
General Information and History....................................................   2
Variable Annuity Account B.........................................................   2
Offering and Purchase of Contract..................................................   3
Performance Data...................................................................   3
    General........................................................................   3
    Average Annual Total Return Quotations.........................................   4
Income Payments....................................................................   7
Sales Material and Advertising.....................................................   8
Independent Auditors...............................................................   8
Financial Statements of the Separate Account.......................................   S-1
Financial Statements of Aetna Life Insurance and Annuity Company and Subsidiaries..   F-1

                         GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the Company, we, us, our) issues the contract described in the prospectus and is responsible for providing each contract's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Our Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

As of December 31, 2000, the Company and its subsidiary life company had $51 billion invested through their products, including $37 billion in their separate accounts (of which the Company or its subsidiary Aeltus Investment Management, Inc. oversees the management of $23 billion). The Company is ranked among the top 1% of all U.S. life insurance companies rated by A.M. Best Company based on assets as of December 31, 1999.

In addition to serving as the depositor for the separate account, the Company is a registered investment adviser under the Investment Advisers Act of 1940. We provide investment advice to several of the registered management investment companies offered as variable investment options under the contracts funded by the separate account (see "Variable Annuity Account B" below).

Other than the mortality and expense risk charge, the administrative expense charge and the guaranteed minimum income charge described in the prospectus, all expenses incurred in the operations of the separate account are borne by the Company. See "Fees" in the prospectus. We receive reimbursement for certain administrative costs from some advisers of the funds used as funding options under the contract. These fees generally range up to 0.425%.

The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term "contract(s)" refers only to those offered through the prospectus.

                           VARIABLE ANNUITY ACCOUNT B

Variable Annuity Account B is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The separate account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds listed below. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds may be available in all jurisdictions or under all contracts.

The funds currently available under the contract are as follows:

AETNA ASCENT VP                                                 AIM V.I. VALUE FUND
AETNA BALANCED VP, INC.                                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) HIGH
Aetna Income Shares d/b/a AETNA BOND VP                           INCOME PORTFOLIO
AETNA CROSSROADS VP                                             JANUS ASPEN GROWTH PORTFOLIO
AETNA GROWTH VP                                                 JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Aetna Variable Fund d/b/a AETNA GROWTH AND INCOME VP            OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
AETNA INDEX PLUS LARGE CAP VP                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
AETNA INTERNATIONAL VP                                          OPPENHEIMER STRATEGIC BOND FUND/VA
AETNA LEGACY VP                                                 PORTFOLIO PARTNERS, INC. (PPI) MFS CAPITAL OPPORTUNITIES PORTFOLIO
Aetna Variable Encore Fund d/b/a AETNA MONEY MARKET VP          PORTFOLIO PARTNERS, INC. (PPI) MFS EMERGING EQUITIES PORTFOLIO
AETNA SMALL COMPANY VP                                          PORTFOLIO PARTNERS, INC. (PPI) SCUDDER INTERNATIONAL GROWTH
AIM V.I. CAPITAL APPRECIATION FUND                                PORTFOLIO
AIM V.I. GROWTH FUND                                            PORTFOLIO PARTNERS, INC. (PPI) T. ROWE PRICE GROWTH EQUITY
AIM V.I. GROWTH AND INCOME FUND                                   PORTFOLIO

Complete descriptions of each of the funds, including their investment objectives, policies, risks, fees and expenses, are contained in the prospectuses and statements of additional information for each of the funds.

                        OFFERING AND PURCHASE OF CONTRACT

The Company's subsidiary, Aetna Investment Services, LLC (AIS) serves as the principal underwriter for the contracts. AIS, a Delaware limited liability company, is registered as a broker-dealer with the SEC. AIS is also a member of the National Association of Securities Dealers, Inc., and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. The contracts are distributed through life insurance agents licensed to sell variable annuities who are registered representatives of AIS or of other registered broker-dealers who have entered into sales arrangements with AIS. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the section entitled "Purchase."

                                PERFORMANCE DATA

GENERAL
From time to time, we may advertise different types of historical performance for the subaccounts of the separate account available under the contract. We may advertise the "standardized average annual total returns," calculated in a manner prescribed by the SEC (the "standardized returns"), as well as "non-standardized returns," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial payment of $1,000 is applied to the various subaccounts available under the contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the fund since the date contributions were first received in the fund under the separate account, adjusted to reflect the deduction of the maximum recurring charges under the contract during each period (e.g., 1.25% mortality and expense risk charges, 1.00% guaranteed minimum income charge, as applicable, and an early withdrawal charge of 7% grading down to 0% after seven years). These charges will be deducted on a pro rata basis in the case of fractional periods.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable early withdrawal charge. The deduction of the early withdrawal charge would decrease the level of performance shown if reflected in these calculations. The non-standardized figures may also include monthly, quarterly, year-to-date and three year periods, and may include returns calculated from the fund's inception date and/or the date contributions were first received in the fund under the separate account. The non-standardized returns shown in the tables below reflect the deduction of the maximum recurring charges under the contract except the early withdrawal charge.

Investment results of the funds will fluctuate over time, and any presentation of the subaccounts' total return quotations for any prior period should not be considered as a representation of how the subaccounts will perform in any future period.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - STANDARDIZED AND NON-STANDARDIZED
The tables below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 2000 for the subaccounts under the contract. The standardized returns assume the maximum charges under the contract as described under "General" above. The non-standardized returns assume the same charges but do not include the early withdrawal charges. Also reflected in both tables is the guaranteed minimum income charge as it applies to Aetna Index Plus Large Cap VP. As reflected in the tables, this charge only applies when the guaranteed minimum income feature is selected.

For the subaccounts funded by the Portfolio Partners, Inc. (PPI) portfolios, two sets of performance returns are shown for each subaccount: one showing performance based solely on the performance of the PPI portfolio from November 28, 1997 the date the portfolio commenced operations, and one quotation based on
(a) performance through November 26, 1997 of the fund it replaced under many contracts and (b) after November 26, 1997 based on the performance of the PPI portfolio.

For those subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows average annual return since the date contributions were first received in the fund under the separate account. For non-standardized performance, the "Since Inception" column shows average annual total return since the fund's inception date.

                                                                --------------------------------------------------------------------

                                                                                                                         DATE
                                                                                                                     CONTRIBUTIONS
                                                                                      STANDARDIZED                  FIRST RECEIVED
                                                                                                                       UNDER THE
                                                                                                                   SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         SINCE
                             SUBACCOUNT                          1 YEAR       5 YEAR       10 YEAR     INCEPTION*
------------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                 (7.79%)       10.07%                     10.48%       08/31/1995
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.(1)                                      (7.69%)       11.39%       11.18%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                                 1.78%        3.98%         6.43%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                             (6.79%)       8.55%                      8.95%        08/31/1995
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                 (18.27%)                                 17.80%       05/30/1997
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                   (17.35%)      12.23%       12.40%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                   (15.90%)                                 16.87%       10/31/1996
------------------------------------------------------------------------------------------------------------------------------------
Aetna International VP                                          (26.04%)                                 2.75%        05/05/1998
------------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                 (2.71%)       7.63%                      8.06%        08/31/1995
------------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                     (1.25%)       3.81%         3.81%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                          (0.93%)                                  13.49%       05/30/1997
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                              (17.30%)                                 21.30%       10/02/1998
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                            (26.19%)                                 13.18%       10/02/1998
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                                 (20.68%)                                 15.55%       10/02/1998
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                             (20.77%)                                 14.12%       10/02/1998
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio                              (28.03%)     (0.19%)                     1.07%        06/30/1995
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                    (20.68%)      17.44%                     18.18%       07/29/1994
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                          (21.72%)      21.00%                     22.77%       04/28/1995
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund/VA                           (17.60%)                                 18.87%       05/30/1997
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income Fund/VA                 (15.32%)                                 7.02%        05/30/1997
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                              (4.72%)                                  1.59%        05/30/1997
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PPI MFS Capital Opportunities Portfolio                         (12.48%)                                 17.99%       11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/PPI MFS Capital Opportunities(3)    (12.48%)      17.67%                     14.63%       11/30/1992
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PPI MFS Emerging Equities Portfolio                             (33.89%)                                 8.10%        11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/PPI MFS Emerging Equities(3)           (33.89%)      7.85%                      10.37%       09/30/1993
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio                      (25.36%)                                 12.02%       11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Scudder VLIF International/PPI Scudder International Growth(3)  (25.36%)      11.80%                     11.47%       08/31/1992
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio                       (7.20%)                                  13.33%       11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/PPI T. Rowe Price Growth Equity(3)        (7.20%)       15.86%                     18.54%       02/28/1995
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.
* Reflects performance from the date contributions were first received in the fund under the separate account.
(1) These funds have been available through the separate account for more than ten years.
(2) The current yield for the subaccount for the seven-day period ended December 31, 2000 (on an annualized basis) was 5.11%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above except the maximum 7% early withdrawal charge.
(3) The fund first listed was replaced with the applicable PPI Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable PPI Portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced fund. If no date is shown, contributions were first received in the replaced fund under the separate account more than ten years ago.


                                                               --------------------------------------------------------------------
                                                                                                                            FUND
                                                                                 NON-STANDARDIZED                        INCEPTION
                                                                                                                           DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SINCE
                            SUBACCOUNT                          1 YEAR     3 YEARS   5 YEARS    10 YEARS   INCEPTION**
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                 (1.90%)     4.50%     10.52%                  11.41%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.(1)                                      (1.80%)     8.36%     11.84%     11.18%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                                 8.28%      4.26%     4.40%       6.43%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                             (0.84%)     4.12%     8.99%                   9.80%      07/05/1995
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                (13.05%)    16.37%                             20.12%     12/13/1996
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                  (12.08%)     4.85%     12.69%     12.40%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                  (10.53%)    12.59%                             18.37%     09/16/1996
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP(2)                               (11.41%)    11.48%                             17.21%     09/16/1996
-----------------------------------------------------------------------------------------------------------------------------------
Aetna International VP                                         (21.32%)    11.36%                             12.23%     12/22/1997
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                  3.51%      4.95%     8.07%                   8.77%      07/05/1995
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(3)                                      5.06%      4.32%     4.23%       3.81%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                           5.39%     10.78%                             16.22%     12/27/1996
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                             (12.02%)    13.97%     14.02%                  15.92%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                           (21.48%)    11.58%     15.22%                  14.69%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                                (15.62%)    12.16%     15.72%                  16.20%     05/02/1994
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                            (15.71%)    12.24%     14.43%                  15.88%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio(1)                          (23.44%)    (8.24%)    0.22%       8.49%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                   (15.62%)    17.14%     17.91%                  16.59%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                         (16.72%)    19.86%     21.49%                  20.76%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund/VA(1)                       (12.34%)    20.82%     18.22%     19.48%
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income Fund/VA                 (9.91%)     3.84%     13.89%                  17.16%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                               1.36%      1.51%     4.44%                   4.39%      05/03/1993
-----------------------------------------------------------------------------------------------------------------------------------
PPI MFS Capital Opportunities Portfolio                         (6.89%)    19.64%                             19.51%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/PPI MFS Capital Opportunities(4)    (6.89%)    19.64%     18.15%     15.18%
-----------------------------------------------------------------------------------------------------------------------------------
PPI MFS Emerging Equities Portfolio                            (29.67%)    10.30%                             9.54%      11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/PPI MFS Emerging Equities(4)          (29.67%)    10.30%     8.29%      13.57%
-----------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio                     (20.60%)    13.47%                             13.58%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VLIF International/PPI Scudder International Growth(4) (20.60%)    13.47%     12.25%     10.63%
-----------------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio                       (1.28%)    14.54%                             14.79%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/PPI T. Rowe Price Growth Equity(4)        (1.28%)    14.54%     16.33%     18.26%
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.
**   Reflects performance from the fund's inception date.
(1)  These funds have been in operation for more than ten years.
(2) The non-standardized returns in this row reflect deduction of applicable charges including the guaranteed minimum income charge of 1%. The numbers are only applicable if the guaranteed minimum income feature was elected.
(3) The current yield for the subaccount for the seven-day period ended December 31, 2000 (on an annualized basis) was 5.11%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above. As in the table above, the maximum 7% early withdrawal charge is not reflected.
(4) The fund first listed was replaced with the applicable PPI Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable PPI Portfolio after that date. The replaced fund may not have been available under all contracts. The "Fund Inception Date" refers to the applicable date for the replaced fund. If no date is shown, the replaced fund has been in operation for more than ten years.

                                 INCOME PAYMENTS

Your variable income payments will fluctuate as the annuity unit value(s) fluctuates with the investment experience of the selected subaccount(s). The first income payment and subsequent income payments also vary depending upon the assumed annual net return rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first income payment, but payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Income payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first income payment, but subsequent income payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

A fixed number of annuity units is determined in each of the designated subaccounts on the contract effective date. The number of annuity units, which generally does not change thereafter, is calculated by dividing (a) by (b), where (a) is the amount of the income payment as if the payment was calculated as of the contract effective date, and (b) is the annuity unit value for that investment option on the contract effective date. The first payment will be calculated as of the tenth valuation before the payment due date, which depends upon the payment frequency you have selected. As noted above, annuity unit values fluctuate from one valuation to the next (see "Calculating Variable Income Payments" in the prospectus); such fluctuations reflect changes in the net investment factor for the applicable subaccount(s) (with a ten valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed annual net return rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for each subaccount selected.

EXAMPLE:

Assume that you purchase a single premium immediate annuity contract with a $50,000 premium. The payment option that you select has a payment factor of $6.68 per $1,000 of value applied. Also assume that no premium tax charge is payable.

If a payment was determined as of the contract effective date, that payment would be calculated by multiplying $6.68 per $1,000 by 50.000. This would produce an initial payment of $334.00.

Assume that the value of the annuity unit on the contract effective date is
13.400000. The payment calculated as of the contract effective date is divided by the annuity unit value to determine the number of annuity units (that is, $334.00/13.400000 = 24.925 annuity units). The number of annuity units will generally remain constant over the term of your contract as determined by the income payment option you select. The value of each payment will be determined on the tenth valuation before the payment due date by multiplying the number of annuity units by that date's annuity unit value.

Payments will subsequently fluctuate depending upon the net investment performance that occurs between payment valuation dates less a factor that represents the assumed annual net return rate. This offsets the assumed annual net return rate built into the number of annuity units determined above.

Annuity unit values are calculated on a daily basis by multiplying the annuity unit value by the daily net return factor and by a factor to reflect the daily assumed annual net return rate. The factor for a 3.5% assumed annual net return rate is 0.9999058 and for 5.0% is 0.9998663. The new payment is calculated by multiplying the number of annuity units by the new annuity unit value.

                         SALES MATERIAL AND ADVERTISING

We may illustrate the hypothetical values of income payments made from each of the subaccounts over certain time periods based on the historical net asset values of the funds. We may also advertise returns based on other fee schedules that apply to a particular contract holder. These fee schedules may result in higher returns than those shown.

We may also include hypothetical illustrations in our sales literature that explain the mathematical principles of compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and savings or investment products such as personal savings accounts and certificates of deposit.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may categorize funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money Magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials, information on various topics of interest to current and prospective contract holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103, are the independent auditors for the separate account and for the Company for the year ended December 31, 2000. The independent auditors provide services to the separate account that include primarily the audit of the separate account's financial statements and the review of filings made with the SEC.

                              FINANCIAL STATEMENTS
                           VARIABLE ANNUITY ACCOUNT B
                                     INDEX

                                                    Page
                                                    ----
Statement of Assets and Liabilities...............  S-2

Statement of Operations...........................  S-8

Statements of Changes in Net Assets...............  S-8

Condensed Financial Information...................  S-9

Notes to Financial Statements.....................  S-21

Independent Auditors' Report......................  S-44

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000
ASSETS:
Investments, at net asset value: (Note 1)

                                                                             Net
                                          Shares            Cost          Assets
                                          ------            ----          ------
  Aetna Ascent VP                      1,195,910  $   17,431,812  $   17,520,083
  Aetna Balanced VP, Inc.             14,908,048     226,439,839     199,767,841
  Aetna Bond VP                        7,889,777      99,197,285      99,490,083
  Aetna Crossroads VP                  1,553,033      20,993,340      21,090,188
  Aetna GET Fund, Series C               641,164       7,190,435       5,898,705
  Aetna GET Fund, Series D            13,392,734     135,281,878     129,775,588
  Aetna GET Fund, Series E            33,891,672     349,982,592     333,832,965
  Aetna GET Fund, Series G            19,005,569     190,537,561     186,444,632
  Aetna GET Fund, Series H            14,148,073     145,222,862     141,763,690
  Aetna GET Fund, Series I             9,424,840      94,768,141      92,928,925
  Aetna GET Fund, Series J             8,200,371      82,634,541      79,871,616
  Aetna GET Fund, Series K             9,323,044      94,727,370      93,789,821
  Aetna GET Fund, Series L                58,455         584,652         584,846
  Aetna Growth and Income VP          38,482,989   1,169,534,747     928,209,700
  Aetna Growth VP                      5,670,592      96,300,960      85,002,177
  Aetna Index Plus Large Cap VP       15,648,239     299,129,117     261,795,046
  Aetna Index Plus Mid Cap VP            458,983       6,655,287       6,733,274
  Aetna Index Plus Small Cap VP           91,719       1,028,370       1,097,872
  Aetna International VP                 934,344      11,562,816       9,707,836
  Aetna Legacy VP                      2,039,814      25,717,339      26,191,216
  Aetna Money Market VP               15,564,778     209,806,639     211,808,608
  Aetna Small Company VP               2,839,063      46,042,265      47,270,402
  Aetna Technology VP                  1,672,211      13,609,902       9,832,599
  Aetna Value Opportunity VP           1,284,849      19,325,739      19,709,584
  AIM V.I. Funds:
    Capital Appreciation Fund            842,644      31,752,262      25,987,131
    Government Securities Fund            26,426         295,171         294,912
    Growth and Income Fund             1,902,373      58,362,233      49,823,138
    Growth Fund                        1,501,085      46,300,700      37,256,929
    Value Fund                         2,685,829      81,084,098      73,349,994
  Alger American Funds:
    Balanced Portfolio                   354,964       5,047,533       4,887,859
    Income & Growth Portfolio          1,250,830      17,136,329      16,586,009
    Leveraged AllCap Portfolio           401,107      18,469,505      15,562,934
  Alliance Funds:
    Growth and Income Portfolio           38,778         863,406         897,717
    Premier Growth Portfolio              83,852       2,793,232       2,687,461
    Quasar Portfolio                       6,965          80,240          82,470
  American Century VP Funds:
    Balanced Fund                        369,255       2,728,708       2,684,483
    International Fund                   479,440       4,880,699       4,904,674
  Calvert Social Balanced Portfolio    1,255,611       2,731,338       2,513,732
  Federated Insurance Series:
    American Leaders Fund II           4,999,320      91,839,300     102,586,049
    Equity Income Fund II              1,694,431      22,131,264      24,264,247
    Growth Strategies Fund II          1,460,440      29,472,095      33,809,187

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

                                                                             Net
                                          Shares            Cost          Assets
                                          ------            ----          ------
    High Income Bond Fund II           3,126,026  $   31,192,444  $   26,446,176
    International Equity Fund II       1,084,766      17,618,207      20,057,326
    Prime Money Fund II                8,703,425       8,703,425       8,703,425
    U.S. Government Securities Fund
      II                               1,002,107      10,791,546      11,133,403
    Utility Fund II                    1,555,514      20,210,960      19,350,590
  Fidelity Variable Insurance
    Products Fund:
    Equity-Income Portfolio            7,367,750     175,907,002     188,024,984
    Growth Portfolio                   4,802,061     231,469,733     209,609,983
    High Income Portfolio              5,563,794      50,818,205      45,511,833
    Overseas Portfolio                   722,922      14,898,935      14,451,215
  Fidelity Variable Insurance
    Products Fund II:
    Asset Manager Portfolio            1,113,810      18,087,858      17,820,958
    Contrafund Portfolio               9,139,147     221,111,759     216,963,354
    Index 500 Portfolio                  889,782     138,055,912     133,049,029
    Investment Grade Bond Portfolio      293,881       3,564,784       3,699,966
  Janus Aspen Series:
    Aggressive Growth Portfolio        7,560,938     362,389,358     274,462,060
    Balanced Portfolio                10,038,825     248,812,100     244,144,219
    Flexible Income Portfolio          1,634,341      18,507,673      18,729,553
    Growth Portfolio                  10,107,741     307,411,599     267,652,979
    Worldwide Growth Portfolio        13,084,441     541,167,659     483,862,628
  Lexington funds:
    Emerging Markets Fund, Inc.          164,501       1,373,579       1,255,139
    Natural Resources Trust Fund         189,866       2,559,795       2,800,522
  MFS Funds:
    Global Government Series             153,576       1,478,686       1,537,291
    Total Return Series                3,236,248      59,303,108      63,398,107
  Mitchell Hutchins Series Trust:
    Growth & Income Portfolio             65,534         919,627         950,238
    Small Cap Portfolio                   15,160         240,390         208,747
    Tactical Allocation Portfolio        792,730      12,757,117      12,509,283
  Oppenheimer Funds:
    Aggressive Growth Fund/VA            806,161      74,075,644      57,052,022
    Global Securities Fund/VA            569,059      17,092,440      17,259,574
    Main Street Growth & Income
      Fund/VA                          3,182,146      71,537,150      67,652,421
    Strategic Bond Fund/VA             4,975,381      23,189,053      23,334,535
  Portfolio Partners, Inc. (PPI):
    PPI MFS Capital Opportunities
      Portfolio                        1,761,616      88,396,416      78,233,370
    PPI MFS Emerging Equities
      Portfolio                        2,342,095     160,197,053     136,684,647
    PPI MFS Research Growth
      Portfolio                        7,485,495     106,529,650      97,910,276
    PPI Scudder International
      Growth Portfolio                 2,075,904      37,599,167      38,279,673
    PPI T. Rowe Price Growth Equity
      Portfolio                        1,873,426     117,079,464     113,229,886
                                                  --------------  --------------
NET ASSETS                                        $6,974,721,100  $6,324,265,635
                                                  ==============  ==============

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

NET ASSETS REPRESENTED BY:

Reserves for annuity contracts in accumulation and payment period: (Notes 1 and
6)

Aetna Ascent VP
    Annuity contracts in accumulation.............  $   17,494,584
    Annuity contracts in payment period...........          25,499
Aetna Balanced VP, Inc.
    Annuity contracts in accumulation.............     170,506,936
    Annuity contracts in payment period...........      29,260,905
Aetna Bond VP
    Annuity contracts in accumulation.............      93,669,011
    Annuity contracts in payment period...........       5,821,072
Aetna Crossroads VP
    Annuity contracts in accumulation.............      19,642,538
    Annuity contracts in payment period...........       1,447,650
Aetna GET Fund, Series C
    Annuity contracts in accumulation.............       5,898,705
Aetna GET Fund, Series D
    Annuity contracts in accumulation.............     129,775,588
Aetna GET Fund, Series E
    Annuity contracts in accumulation.............     333,832,965
Aetna GET Fund, Series G
    Annuity contracts in accumulation.............     186,444,632
Aetna GET Fund, Series H
    Annuity contracts in accumulation.............     141,763,690
Aetna GET Fund, Series I
    Annuity contracts in accumulation.............      92,928,925
Aetna GET Fund, Series J
    Annuity contracts in accumulation.............      79,871,616
Aetna GET Fund, Series K
    Annuity contracts in accumulation.............      93,789,821
Aetna GET Fund, Series L
    Annuity contracts in accumulation.............         584,846
Aetna Growth and Income VP
    Annuity contracts in accumulation.............     765,261,567
    Annuity contracts in payment period...........     162,948,133
Aetna Growth VP
    Annuity contracts in accumulation.............      78,188,522
    Annuity contracts in payment period...........       6,813,655
Aetna Index Plus Large Cap VP
    Annuity contracts in accumulation.............     217,699,546
    Annuity contracts in payment period...........      44,095,500
Aetna Index Plus Mid Cap VP
    Annuity contracts in accumulation.............       6,733,274
Aetna Index Plus Small Cap VP
    Annuity contracts in accumulation.............       1,097,872
Aetna International VP
    Annuity contracts in accumulation.............       9,382,842
    Annuity contracts in payment period...........         324,994

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

Aetna Legacy VP
    Annuity contracts in accumulation.............  $   22,842,539
    Annuity contracts in payment period...........       3,348,677
Aetna Money Market VP
    Annuity contracts in accumulation.............     206,567,488
    Annuity contracts in payment period...........       5,241,120
Aetna Small Company VP
    Annuity contracts in accumulation.............      45,163,536
    Annuity contracts in payment period...........       2,106,866
Aetna Technology VP
    Annuity contracts in accumulation.............       9,832,599
Aetna Value Opportunity VP
    Annuity contracts in accumulation.............      19,709,584
AIM V.I. Funds:
  Capital Appreciation Fund
    Annuity contracts in accumulation.............      25,248,912
    Annuity contracts in payment period...........         738,219
  Government Securities Fund
    Annuity contracts in accumulation.............         294,912
  Growth and Income Fund
    Annuity contracts in accumulation.............      46,632,179
    Annuity contracts in payment period...........       3,190,959
  Growth Fund
    Annuity contracts in accumulation.............      36,220,507
    Annuity contracts in payment period...........       1,036,422
  Value Fund
    Annuity contracts in accumulation.............      70,471,041
    Annuity contracts in payment period...........       2,878,953
Alger American Funds:
  Balanced Portfolio
    Annuity contracts in accumulation.............       4,887,859
  Income & Growth Portfolio
    Annuity contracts in accumulation.............      16,586,009
  Leveraged AllCap Portfolio
    Annuity contracts in accumulation.............      15,562,934
Alliance Funds:
  Growth and Income Portfolio
    Annuity contracts in accumulation.............         897,717
  Premier Growth Portfolio
    Annuity contracts in accumulation.............       2,687,461
  Quasar Portfolio
    Annuity contracts in accumulation.............          82,470
American Century VP Funds:
  Balanced Fund
    Annuity contracts in accumulation.............       2,684,483
  International Fund
    Annuity contracts in accumulation.............       4,904,674
Calvert Social Balanced Portfolio
    Annuity contracts in accumulation.............       2,513,732

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

Federated Insurance Series:
  American Leaders Fund II
    Annuity contracts in accumulation.............  $  102,497,426
    Annuity contracts in payment period...........          88,623
  Equity Income Fund II
    Annuity contracts in accumulation.............      24,223,008
    Annuity contracts in payment period...........          41,239
  Growth Strategies Fund II
    Annuity contracts in accumulation.............      33,809,187
  High Income Bond Fund II
    Annuity contracts in accumulation.............      26,434,464
    Annuity contracts in payment period...........          11,712
  International Equity Fund II
    Annuity contracts in accumulation.............      20,017,475
    Annuity contracts in payment period...........          39,851
  Prime Money Fund II
    Annuity contracts in accumulation.............       8,703,425
  U.S. Government Securities Fund II
    Annuity contracts in accumulation.............      11,133,403
  Utility Fund II
    Annuity contracts in accumulation.............      19,310,088
    Annuity contracts in payment period...........          40,502
Fidelity Variable Insurance Products Fund:
  Equity-Income Portfolio
    Annuity contracts in accumulation.............     188,024,984
  Growth Portfolio
    Annuity contracts in accumulation.............     209,609,983
  High Income Portfolio
    Annuity contracts in accumulation.............      44,851,961
    Annuity contracts in payment period...........         659,872
  Overseas Portfolio
    Annuity contracts in accumulation.............      14,451,215
Fidelity Variable Insurance Products Fund II:
  Asset Manager Portfolio
    Annuity contracts in accumulation.............      17,820,958
  Contrafund Portfolio
    Annuity contracts in accumulation.............     216,963,354
  Index 500 Portfolio
    Annuity contracts in accumulation.............     133,049,029
  Investment Grade Bond Portfolio
    Annuity contracts in accumulation.............       3,699,966
Janus Aspen Series:
  Aggressive Growth Portfolio
    Annuity contracts in accumulation.............     274,462,060
  Balanced Portfolio
    Annuity contracts in accumulation.............     244,144,219
  Flexible Income Portfolio
    Annuity contracts in accumulation.............      18,729,553
  Growth Portfolio
    Annuity contracts in accumulation.............     253,461,282
    Annuity contracts in payment period...........      14,191,697

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

  Worldwide Growth Portfolio
    Annuity contracts in accumulation.............  $  467,731,442
    Annuity contracts in payment period...........      16,131,186
Lexington Funds:
  Emerging Markets Fund, Inc.
    Annuity contracts in accumulation.............       1,255,139
  Natural Resources Trust Fund
    Annuity contracts in accumulation.............       2,800,522
MFS Funds:
  Global Government Series
    Annuity contracts in accumulation.............       1,537,291
  Total Return Series
    Annuity contracts in accumulation.............      63,398,107
Mitchell Hutchins Series Trust:
  Growth & Income Portfolio
    Annuity contracts in accumulation.............         950,238
  Small Cap Portfolio
    Annuity contracts in accumulation.............         208,747
  Tactical Allocation Portfolio
    Annuity contracts in accumulation.............      12,509,283
Oppenheimer Funds:
  Aggressive Growth Fund/VA
    Annuity contracts in accumulation.............      55,317,044
    Annuity contracts in payment period...........       1,734,978
  Global Securities Fund/VA
    Annuity contracts in accumulation.............      17,259,574
  Main Street Growth & Income Fund/VA
    Annuity contracts in accumulation.............      66,668,968
    Annuity contracts in payment period...........         983,453
  Strategic Bond Fund/VA
    Annuity contracts in accumulation.............      22,834,845
    Annuity contracts in payment period...........         499,690
Portfolio Partners, Inc. (PPI):
  PPI MFS Capital Opportunities Portfolio
    Annuity contracts in accumulation.............      74,490,975
    Annuity contracts in payment period...........       3,742,395
  PPI MFS Emerging Equities Portfolio
    Annuity contracts in accumulation.............     134,260,645
    Annuity contracts in payment period...........       2,424,002
  PPI MFS Research Growth Portfolio
    Annuity contracts in accumulation.............      97,910,276
  PPI Scudder International Growth Portfolio
    Annuity contracts in accumulation.............      37,459,265
    Annuity contracts in payment period...........         820,408
  PPI T. Rowe Price Growth Equity Portfolio
    Annuity contracts in accumulation.............     111,737,190
    Annuity contracts in payment period...........       1,492,696
                                                    --------------
                                                    $6,324,265,635
                                                    ==============

See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B

STATEMENT OF OPERATIONS

                                                        YEAR ENDED
                                                    DECEMBER 31, 2000
                                                    -----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
  Dividends.......................................   $   527,997,200
Expenses: (Notes 2 and 5)
  Valuation period deductions.....................       (84,578,915)
                                                     ---------------
Net investment income.............................   $   443,418,285
                                                     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments: (Notes 1, 4 and
  5)
  Proceeds from sales.............................   $ 6,595,668,326
  Cost of investments sold........................    (6,264,073,053)
                                                     ---------------
    Net realized gain on investments..............       331,595,273
                                                     ---------------
Net unrealized gain (loss) on investments: (Note
  5)
  Beginning of year...............................       860,262,998
  End of year.....................................      (650,455,465)
                                                     ---------------
    Net change in unrealized gain (loss) on
      investments.................................    (1,510,718,463)
                                                     ---------------
Net realized and unrealized loss on investments...    (1,179,123,190)
                                                     ---------------
Net decrease in net assets resulting from
  operations......................................   $  (735,704,905)
                                                     ===============

See Notes to Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR ENDED DECEMBER 31,
                                               2000             1999
                                               ----             ----
FROM OPERATIONS:
Net investment income...................  $   443,418,285  $  312,954,293
Net realized gain on investments........      331,595,273     243,088,761
Net change in unrealized (loss) gain on
  investments...........................   (1,510,718,463)    510,456,415
                                          ---------------  --------------
Net decrease in net assets resulting
  from operations.......................     (735,704,905)  1,066,499,469
                                          ---------------  --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase
  payments..............................      587,979,766     659,312,376
Transfers from the Company for mortality
  guarantee adjustments.................        1,823,656       2,250,831
Transfer from the Company's other
  variable annuity accounts.............      813,910,948     819,446,700
Redemptions by contract holders.........     (481,282,116)   (300,870,502)
Annuity payments........................      (40,923,357)    (30,374,265)
Other...................................        4,610,611       1,018,001
                                          ---------------  --------------
  Net increase in net assets from unit
    transactions (Note 6)...............      886,119,508   1,150,783,141
                                          ---------------  --------------
Change in net assets....................      150,414,603   2,217,282,610
NET ASSETS:
Beginning of year.......................    6,173,851,032   3,956,568,422
                                          ---------------  --------------
End of year.............................  $ 6,324,265,635  $6,173,851,032
                                          ===============  ==============

See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA ASCENT VP:
Non-Qualified V            $ 17.905   $ 17.566             (1.89%)                       79,351.7       $    1,393,892
Non-Qualified V (0.75)       18.253     17.996             (1.41%)                      118,219.7            2,127,481
Non-Qualified VII            17.779     17.415             (2.05%)                      664,701.5           11,575,776
Non-Qualified VIII           15.822     15.521             (1.90%)                      128,641.8            1,996,649
Non-Qualified IX             17.783     17.403             (2.14%)                          774.8               13,483
Non-Qualified X              18.066     17.786             (1.55%)                       21,775.7              387,303
Annuity contracts in
  payment period                                                                                                25,499
-------------------------------------------------------------------------------------------------------------------------
AETNA BALANCED VP, INC.:
Non-Qualified V              24.603     24.163             (1.79%)                    2,014,689.6           48,680,946
Non-Qualified V (0.75)       25.081     24.755             (1.30%)                    1,315,033.5           32,553,654
Non-Qualified VI             20.706     20.348             (1.73%)                       28,030.5              570,364
Non-Qualified VII            24.091     23.622             (1.95%)                    2,057,800.3           48,609,358
Non-Qualified VIII           17.066     16.759             (1.80%)                      452,341.6            7,580,793
Non-Qualified IX             24.436     23.939             (2.03%)                       16,800.1              402,177
Non-Qualified X              24.762     24.379             (1.55%)                      361,203.4            8,805,777
Non-Qualified XI             20.840     20.530             (1.49%)                        4,301.6               88,311
Non-Qualified XII            11.902     11.741             (1.35%)                        8,875.4              104,206
Non-Qualified XIII           11.632     11.457             (1.50%)                      788,862.7            9,038,000
Non-Qualified XIV            11.581     11.372             (1.80%)                      741,767.5            8,435,380
Non-Qualified XV             11.555     11.330             (1.95%)                      383,214.8            4,341,824
Non-Qualified XVI             9.867      9.532             (3.40%)           (8)         50,040.3              476,984
Non-Qualified XVIII           9.924      9.520             (4.07%)           (8)         29,542.6              281,246
Non-Qualified XIX            10.000      9.524             (4.76%)           (7)         56,480.1              537,916
Annuity contracts in
  payment period                                                                                            29,260,905
-------------------------------------------------------------------------------------------------------------------------
AETNA BOND VP:
Non-Qualified V              13.988     15.147              8.29%                       722,494.4           10,943,623
Non-Qualified V (0.75)       14.260     15.519              8.83%                     1,459,551.7           22,650,783
Non-Qualified VI             12.792     13.860              8.35%                        39,051.9              541,259
Non-Qualified VII            13.700     14.811              8.11%                     1,640,793.4           24,301,791
Non-Qualified VIII           11.674     12.640              8.27%                       429,644.9            5,430,711
Non-Qualified IX             13.893     15.007              8.02%                         7,623.0              114,399
Non-Qualified X              14.042     15.229              8.45%                       364,572.9            5,552,081
Non-Qualified XI             12.841     13.934              8.51%                         1,300.3               18,118
Non-Qualified XII            10.970     11.121              1.38%           (10)              8.1                   90
Non-Qualified XIII           10.145     11.018              8.61%                       722,144.6            7,956,589
Non-Qualified XIV            10.101     10.937              8.28%                     1,025,034.6           11,210,803
Non-Qualified XV             10.078     10.896              8.12%                       402,296.7            4,383,425
Non-Qualified XVI            10.042     10.472              4.28%            (8)         26,415.4              276,622
Non-Qualified XVIII          10.323     10.459              1.32%           (10)          2,717.2               28,419
Non-Qualified XIX            10.131     10.463              3.28%            (9)         24,878.0              260,298
Annuity contracts in
  payment period                                                                                             5,821,072
-------------------------------------------------------------------------------------------------------------------------
AETNA CROSSROADS VP:
Non-Qualified V              16.431     16.295             (0.83%)                       99,845.0            1,626,975
Non-Qualified V (0.75)       16.750     16.694             (0.33%)                      125,909.8            2,101,938
Non-Qualified VII            16.316     16.155             (0.99%)                      765,165.2           12,361,243
Non-Qualified VIII           14.789     14.665             (0.84%)                      228,739.4            3,354,464
Non-Qualified X              16.579     16.499             (0.48%)                        9,913.1              163,557
Non-Qualified XVII           16.474     16.387             (0.53%)                        2,096.8               34,361
Annuity contracts in
  payment period                                                                                             1,447,650
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES C:
Non-Qualified V              19.358     17.424             (9.99%)                       47,034.0              819,520
Non-Qualified V (0.75)       19.679     17.801             (9.54%)                      276,469.7            4,921,437
Non-Qualified IX             19.227     17.263            (10.21%)                        9,137.9              157,748
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES D:
Non-Qualified V              10.726     10.188             (5.02%)                    1,802,844.4           18,367,379
Non-Qualified V (0.75)       10.792     10.301             (4.55%)                    1,414,157.2           14,567,233
Non-Qualified VII            10.704     10.150             (5.18%)                    3,885,709.8           39,439,954
Non-Qualified VIII           10.739     10.199             (5.03%)                    1,836,502.6           18,730,490
Non-Qualified IX             10.693     10.131             (5.26%)                          308.5                3,125
Non-Qualified X              10.726     10.188             (5.02%)                      152,895.4            1,557,698

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES D: (continued):
Non-Qualified XII          $ 10.785   $ 10.290             (4.59%)                          986.9       $       10,155
Non-Qualified XIII           10.769     10.258             (4.75%)                    1,489,732.1           15,281,672
Non-Qualified XIV            10.730     10.190             (5.03%)                    1,653,798.6           16,852,208
Non-Qualified XV             10.710     10.156             (5.17%)                      488,939.9            4,965,674
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES E:
Non-Qualified V              10.760     10.139             (5.77%)                    1,778,814.3           18,035,398
Non-Qualified V (0.75)       10.789     10.218             (5.29%)                      217,163.5            2,218,977
Non-Qualified VII            10.743     10.081             (6.16%)                    3,656,013.2           36,856,269
Non-Qualified VIII           10.752     10.105             (6.02%)                      488,662.9            4,937,939
Non-Qualified X              10.766     10.145             (5.77%)                      139,139.5            1,411,570
Non-Qualified XIII           10.770     10.152             (5.74%)                    9,656,836.6           98,036,205
Non-Qualified XIV            10.752     10.105             (6.02%)                    9,028,434.3           91,232,329
Non-Qualified XV             10.743     10.081             (6.16%)                    8,045,261.2           81,104,278
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES G:
Non-Qualified V              10.370      9.914             (4.40%)                      232,618.4            2,306,179
Non-Qualified V (0.75)       10.386      9.978             (3.93%)                      176,707.5            1,763,187
Non-Qualified VII            10.363      9.866             (4.80%)                    2,459,972.9           24,270,093
Non-Qualified VIII           10.368      9.886             (4.65%)                      360,626.5            3,565,154
Non-Qualified X              10.377      9.920             (4.40%)                       12,410.5              123,112
Non-Qualified XIII           10.378      9.925             (4.37%)                    5,016,318.0           49,786,956
Non-Qualified XIV            10.368      9.886             (4.65%)                    6,915,820.8           68,369,804
Non-Qualified XV             10.363      9.866             (4.80%)                    3,675,263.2           36,260,147
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES H:
Non-Qualified V              10.020     10.069              0.49%                       111,809.3            1,125,808
Non-Qualified V (0.75)       10.059     10.121              0.62%            (2)         49,219.3              498,149
Non-Qualified VII            10.019     10.031              0.12%                     1,526,005.9           15,307,365
Non-Qualified VIII           10.020     10.047              0.27%                       104,933.0            1,054,262
Non-Qualified IX             10.040     10.043              0.03%            (1)            497.9                5,000
Non-Qualified X              10.106     10.075             (0.31%)           (3)            989.5                9,969
Non-Qualified XIII           10.021     10.079              0.58%                     4,728,531.1           47,658,865
Non-Qualified XIV            10.020     10.047              0.27%                     5,035,318.9           50,589,849
Non-Qualified XV             10.019     10.031              0.12%                     2,543,557.3           25,514,423
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES I:
Non-Qualified VII            10.001      9.850             (1.51%)           (3)        394,796.4            3,888,745
Non-Qualified VIII           10.020      9.862             (1.58%)           (3)         27,445.3              270,666
Non-Qualified XIII           10.000      9.886             (1.14%)           (3)      2,851,071.3           28,185,691
Non-Qualified XIV            10.000      9.862             (1.38%)           (3)      3,660,044.6           36,095,360
Non-Qualified XV             10.000      9.850             (1.50%)           (3)      2,486,138.4           24,488,463
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES J:
Non-Qualified VII             9.995      9.722             (2.73%)           (5)        225,025.0            2,187,693
Non-Qualified VIII            9.994      9.730             (2.64%)           (5)         37,844.4              368,226
Non-Qualified XIII            9.997      9.746             (2.51%)           (5)      2,259,504.4           22,021,130
Non-Qualified XIV             9.996      9.730             (2.66%)           (5)      3,671,394.2           35,722,666
Non-Qualified XV              9.997      9.722             (2.75%)           (5)      2,013,155.8           19,571,901
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES K:
Non-Qualified VII            10.038     10.036             (0.02%)           (7)         86,864.8              871,775
Non-Qualified VIII           10.025     10.040              0.15%            (7)          5,031.1               50,512
Non-Qualified XIII           10.026     10.049              0.23%            (7)      1,560,153.9           15,677,987
Non-Qualified XIV            10.007     10.040              0.33%            (7)      2,175,845.4           21,845,488
Non-Qualified XV             10.030     10.036              0.06%            (7)        957,780.1            9,612,281
Non-Qualified XVI            10.006     10.009              0.03%            (7)      1,787,033.1           17,886,414
Non-Qualified XVIII          10.014      9.997             (0.17%)           (7)      1,280,395.9           12,800,118
Non-Qualified XIX            10.051     10.001             (0.50%)           (7)      1,504,374.2           15,045,246
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES L:
Non-Qualified XIII           10.012     10.017              0.05%           (10)          1,020.4               10,221
Non-Qualified XIV             9.999     10.016              0.17%           (10)         12,485.8              125,058
Non-Qualified XV              9.997     10.015              0.18%           (10)          3,772.4               37,781
Non-Qualified XVI            10.010     10.015              0.05%           (10)         26,346.1              263,856
Non-Qualified XIX             9.998     10.013              0.15%           (10)         14,773.8              147,930
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA GROWTH AND INCOME VP:
Non-Qualified 1964         $310.020   $272.607            (12.07%)                          958.7       $      261,340
Non-Qualified V              28.883     25.397            (12.07%)                    6,188,910.3          157,179,755
Non-Qualified V (0.75)       29.444     26.020            (11.63%)                   10,227,817.0          266,127,799
Non-Qualified VI             27.061     23.810            (12.01%)                    1,445,701.4           34,422,151
Non-Qualified VII            28.758     25.247            (12.21%)                    6,649,057.4          167,868,752
Non-Qualified VIII           19.253     16.928            (12.08%)                    1,199,815.1           20,310,470
Non-Qualified IX             28.686     25.162            (12.28%)                       91,087.9            2,291,954
Non-Qualified X              29.069     25.624            (11.85%)                    2,862,933.3           73,359,804
Non-Qualified XI             27.236     24.023            (11.80%)                       42,051.9            1,010,212
Non-Qualified XII            11.882     10.495            (11.67%)                       34,376.1              360,777
Non-Qualified XIII           11.498     10.140            (11.81%)                    1,630,201.4           16,530,242
Non-Qualified XIV            11.447     10.065            (12.07%)                    1,840,246.4           18,522,080
Non-Qualified XV             11.422     10.028            (12.20%)                      609,963.6            6,116,715
Non-Qualified XVI             9.481      8.973             (5.36%)           (8)         37,513.0              336,604
Non-Qualified XVII          285.280    251.601            (11.81%)                          239.8               60,333
Non-Qualified XVIII           9.312      8.962             (3.76%)           (8)          6,538.7               58,600
Non-Qualified XIX            10.000      8.965            (10.35%)           (7)         49,523.6              443,979
Annuity contracts in
  payment period                                                                                           162,948,133
-------------------------------------------------------------------------------------------------------------------------
AETNA GROWTH VP:
Non-Qualified V              23.875     20.761            (13.04%)                      133,052.0            2,762,292
Non-Qualified V (0.75)       24.203     21.151            (12.61%)                      791,026.7           16,731,005
Non-Qualified VII            23.771     20.638            (13.18%)                    1,107,041.9           22,847,130
Non-Qualified VIII           23.870     20.755            (13.05%)                      419,749.0            8,711,891
Non-Qualified IX             23.713     20.569            (13.26%)                        9,672.4              198,952
Non-Qualified XII            15.094     13.184            (12.65%)                        6,154.9               81,146
Non-Qualified XIII           14.022     12.229            (12.79%)                    1,034,463.9           12,650,459
Non-Qualified XIV            13.961     12.139            (13.05%)                      901,462.4           10,942,852
Non-Qualified XV             13.930     12.094            (13.18%)                      205,559.0            2,486,031
Non-Qualified XVI             9.187      8.027            (12.63%)           (8)         44,665.8              358,532
Non-Qualified XVIII           9.280      8.017            (13.61%)           (8)          5,769.2               46,252
Non-Qualified XIX             9.727      8.021            (17.54%)           (7)         46,375.8              371,980
Annuity contracts in
  payment period                                                                                             6,813,655
-------------------------------------------------------------------------------------------------------------------------
AETNA INDEX PLUS LARGE CAP VP:
Non-Qualified V              23.044     20.618            (10.53%)                      331,180.7            6,828,284
Non-Qualified V (0.75)       23.427     21.065            (10.08%)                    1,133,417.5           23,875,439
Non-Qualified VII            22.923     20.478            (10.67%)                    2,629,360.6           53,844,046
Non-Qualified VIII           22.646     20.261            (10.53%)                      867,634.1           17,579,135
Non-Qualified IX             22.887     20.427            (10.75%)                       24,238.7              495,124
Non-Qualified XII            13.677     12.292            (10.13%)                       21,613.2              265,670
Non-Qualified XIII           13.193     11.839            (10.26%)                    4,191,119.1           49,618,659
Non-Qualified XIV            13.136     11.752            (10.54%)                    3,665,274.8           43,074,309
Non-Qualified XV             13.107     11.709            (10.67%)                    1,645,364.7           19,265,575
Non-Qualified XVI             9.846      9.002             (8.57%)           (8)         90,026.1              810,415
Non-Qualified XVII           22.657     20.701             (8.63%)           (2)            100.7                2,084
Non-Qualified XVIII          10.031      8.991            (10.37%)          (11)         12,684.6              114,047
Non-Qualified XIX            10.000      8.995            (10.05%)          (11)        214,203.3            1,926,759
Annuity contracts in
  payment period                                                                                            44,095,500
-------------------------------------------------------------------------------------------------------------------------
AETNA INDEX PLUS MID CAP VP:
Non-Qualified V              12.455     14.751             18.43%                        90,356.8            1,332,853
Non-Qualified V (0.75)       12.561     14.951             19.03%                       357,389.2            5,343,326
Non-Qualified XII            15.024     15.591              3.77%           (10)          2,190.4               34,150
Non-Qualified IX             12.403     14.653             18.14%                         1,565.9               22,945
-------------------------------------------------------------------------------------------------------------------------
AETNA INDEX PLUS SMALL CAP VP:
Non-Qualified V               9.645     10.461              8.46%                        28,764.1              300,901
Non-Qualified V (0.75)        9.727     10.602              9.00%                        74,216.3              786,841
Non-Qualified IX              9.604     10.391              8.19%                           963.9               10,016
Non-Qualified XII            10.485     11.423              8.95%                            10.0                  114
-------------------------------------------------------------------------------------------------------------------------
AETNA INTERNATIONAL VP:
Non-Qualified V              14.594     11.484            (21.31%)                       19,207.5              220,579
Non-Qualified V (0.75)       14.718     11.639            (20.92%)                       84,648.9              985,228

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA INTERNATIONAL VP: (continued):
Non-Qualified VII          $ 14.554   $ 11.434            (21.44%)                      101,229.7       $    1,157,460
Non-Qualified VIII           14.592     11.481            (21.32%)                       40,044.5              459,751
Non-Qualified XIII           13.715     10.824            (21.08%)                      274,728.4            2,973,660
Non-Qualified XIV            13.655     10.744            (21.32%)                      211,631.4            2,273,768
Non-Qualified XV             13.625     10.704            (21.44%)                       82,567.6              883,804
Non-Qualified XVI             9.183      8.741             (4.81%)           (8)         27,897.6              243,853
Non-Qualified XVIII           9.317      8.730             (6.30%)           (8)            899.1                7,849
Non-Qualified XIX            10.038      8.734            (12.99%)           (8)         20,253.0              176,890
Annuity contracts in
  payment period                                                                                               324,994
-------------------------------------------------------------------------------------------------------------------------
AETNA LEGACY VP:
Non-Qualified V              14.875     15.397              3.51%                        99,654.9            1,534,387
Non-Qualified V (0.75)       15.164     15.775              4.03%                        59,794.0              943,251
Non-Qualified VII            14.772     15.267              3.35%                       988,465.3           15,090,900
Non-Qualified VIII           13.787     14.271              3.51%                       368,911.1            5,264,730
Non-Qualified XII            10.713     11.139              3.98%                           832.3                9,271
Annuity contracts in
  payment period                                                                                             3,348,677
-------------------------------------------------------------------------------------------------------------------------
AETNA MONEY MARKET VP:
Non-Qualified V              12.894     13.547              5.06%                       894,023.5           12,111,336
Non-Qualified V (0.75)       13.145     13.879              5.58%                     2,718,809.7           37,734,360
Non-Qualified VI             12.597     13.243              5.13%                        55,988.2              741,452
Non-Qualified VII            12.766     13.392              4.90%                     5,982,730.1           80,120,721
Non-Qualified VIII           11.561     12.145              5.05%                       939,265.5           11,407,380
Non-Qualified IX             12.806     13.422              4.81%                         6,361.8               85,388
Non-Qualified X              12.894     13.547              5.06%                       424,945.6            5,756,738
Non-Qualified XI             12.597     13.243              5.13%                            49.6                  657
Non-Qualified XII            11.066     11.260              1.75%            (7)             45.6                  514
Non-Qualified XIII           10.615     11.186              5.38%                     2,214,734.2           24,774,017
Non-Qualified XIV            10.569     11.103              5.05%                     1,993,511.0           22,133,953
Non-Qualified XV             10.546     11.062              4.89%                       818,340.0            9,052,477
Non-Qualified XVI            10.044     10.143              0.99%            (8)        101,037.5            1,024,823
Non-Qualified XVIII          10.014     10.130              1.16%            (8)         92,189.3              933,878
Non-Qualified XIX            10.015     10.135              1.20%            (8)         68,060.6              689,794
Annuity contracts in
  payment period                                                                                             5,241,120
-------------------------------------------------------------------------------------------------------------------------
AETNA SMALL COMPANY VP:
Non-Qualified V              17.617     18.568              5.40%                        64,121.7            1,190,612
Non-Qualified V (0.75)       17.859     18.917              5.92%                       282,406.8            5,342,290
Non-Qualified VII            17.540     18.458              5.23%                       970,627.4           17,915,840
Non-Qualified VIII           17.613     18.563              5.39%                       297,717.2            5,526,525
Non-Qualified IX             17.497     18.396              5.14%                         1,842.8               33,901
Non-Qualified XII            12.352     13.077              5.87%                        35,990.3              470,645
Non-Qualified XIII           12.128     12.820              5.71%                       578,289.2            7,413,668
Non-Qualified XIV            12.074     12.726              5.40%                       419,833.9            5,342,806
Non-Qualified XV             12.048     12.679              5.24%                       119,262.6            1,512,130
Non-Qualified XVI             8.762      9.234              5.39%            (8)         19,541.5              180,446
Non-Qualified XVIII           9.222      9.223              0.01%            (9)          3,437.7               31,706
Non-Qualified XIX            10.169      9.226             (9.27%)           (7)         21,999.5              202,967
Annuity contracts in
  payment period                                                                                             2,106,866
-------------------------------------------------------------------------------------------------------------------------
AETNA TECHNOLOGY VP:
Non-Qualified V               9.558      5.831            (38.99%)           (4)        127,429.8              743,043
Non-Qualified V (0.75)        9.999      5.850            (41.49%)           (4)        319,734.5            1,870,447
Non-Qualified VII             9.738      5.824            (40.19%)           (4)        366,685.4            2,135,576
Non-Qualified VIII            9.999      5.830            (41.69%)           (4)         53,901.7              314,247
Non-Qualified IX             10.754      5.821            (45.87%)           (6)          8,565.2               49,858
Non-Qualified X               9.564      5.841            (38.93%)           (7)          7,134.6               41,673
Non-Qualified XII             7.729      5.848            (24.34%)           (8)          3,062.4               17,909
Non-Qualified XIII            9.999      5.842            (41.57%)           (4)        367,377.8            2,146,221
Non-Qualified XIV             9.999      5.830            (41.69%)           (4)        223,693.0            1,304,130
Non-Qualified XV              8.693      5.824            (33.00%)           (4)         74,723.7              435,191
Non-Qualified XVI             9.288      6.088            (34.45%)           (8)         27,854.1              169,576
Non-Qualified XVIII           8.131      6.080            (25.22%)           (8)         27,016.1              164,258
Non-Qualified XIX             9.300      6.083            (34.59%)           (7)         72,410.0              440,470
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA VALUE OPPORTUNITY VP:
Non-Qualified V            $ 18.930   $ 20.602              8.83%                        27,040.2       $      557,083
Non-Qualified V (0.75)       19.190     20.989              9.37%                       121,019.4            2,540,076
Non-Qualified VII            18.847     20.480              8.66%                       641,673.0           13,141,464
Non-Qualified VIII           18.926     20.596              8.82%                       157,762.1            3,249,269
Non-Qualified IX             18.801     20.412              8.57%                           761.5               15,543
Non-Qualified XII            13.007     14.220              9.33%                        14,497.1              206,149
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. FUNDS:
CAPITAL APPRECIATION FUND:
Non-Qualified V              13.753     12.101            (12.01%)                       16,497.6              199,638
Non-Qualified V (0.75)       13.801     12.204            (11.57%)                      134,675.4            1,643,579
Non-Qualified XIII           14.675     12.951            (11.75%)                      552,618.6            7,156,964
Non-Qualified XIV            14.611     12.855            (12.02%)                      701,843.8            9,022,202
Non-Qualified XV             14.579     12.808            (12.15%)                      392,207.0            5,023,387
Non-Qualified XVI             9.935      7.678            (22.72%)           (7)        100,308.8              770,171
Non-Qualified XVII           14.871     12.316            (17.18%)           (5)            166.1                2,046
Non-Qualified XVIII          10.097      7.669            (24.05%)           (7)         98,265.6              753,599
Non-Qualified XIX            10.077      7.672            (23.87%)           (7)         88,285.5              677,326
Annuity contracts in
  payment period                                                                                               738,219
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND:
Non-Qualified XIII           10.488     10.800              2.97%            (8)          8,235.2               88,940
Non-Qualified XV             10.743     10.767              0.22%           (10)         10,553.1              113,625
Non-Qualified XVI            10.090     10.392              2.99%            (9)            917.9                9,539
Non-Qualified XVIII          10.350     10.379              0.28%           (10)          2,946.9               30,586
Non-Qualified XIX            10.222     10.384              1.58%           (10)          5,029.1               52,222
-------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND:
Non-Qualified V              11.716      9.887            (15.61%)                       55,310.3              546,853
Non-Qualified V (0.75)       11.756      9.970            (15.19%)                      148,347.6            1,479,026
Non-Qualified XII            10.973      9.962             (9.21%)          (10)             55.9                  557
Non-Qualified XIII           14.179     12.001            (15.36%)                    1,098,096.0           13,178,250
Non-Qualified XIV            14.117     11.912            (15.62%)                    1,809,797.2           21,558,304
Non-Qualified XV             14.086     11.868            (15.75%)                      628,310.8            7,456,792
Non-Qualified XVI             9.846      8.214            (16.58%)           (8)         61,552.2              505,590
Non-Qualified XVIII           9.845      8.204            (16.67%)           (8)         69,883.3              573,323
Non-Qualified XIX            10.000      8.207            (17.93%)           (7)        162,481.3            1,333,484
Annuity contracts in
  payment period                                                                                             3,190,959
-------------------------------------------------------------------------------------------------------------------------
GROWTH FUND:
Non-Qualified V              12.069      9.477            (21.48%)                       15,453.7              146,455
Non-Qualified V (0.75)       12.111      9.558            (21.08%)                      167,339.7            1,599,433
Non-Qualified IX             12.347      9.437            (23.57%)           (1)            278.8                2,631
Non-Qualified XII            12.772      9.550            (25.23%)           (2)          2,233.6               21,331
Non-Qualified XIII           14.438     11.371            (21.24%)                      935,077.6           10,632,767
Non-Qualified XIV            14.375     11.288            (21.47%)                    1,389,231.1           15,681,641
Non-Qualified XV             14.343     11.246            (21.59%)                      539,472.2            6,066,904
Non-Qualified XVI             9.945      7.611            (23.47%)           (7)        121,072.7              921,484
Non-Qualified XVIII          10.032      7.601            (24.23%)           (7)         52,041.6              395,568
Non-Qualified XIX            10.000      7.604            (23.96%)           (7)         98,933.9              752,293
Annuity contracts in
  payment period                                                                                             1,036,422
-------------------------------------------------------------------------------------------------------------------------
VALUE FUND:
Non-Qualified V              11.506      9.699            (15.70%)                       11,764.3              114,102
Non-Qualified V (0.75)       11.546      9.781            (15.29%)                      129,960.3            1,271,142
Non-Qualified XII            10.772      9.773             (9.27%)           (1)          1,829.1               17,876
Non-Qualified XIII           13.659     11.548            (15.46%)                    1,793,242.8           20,708,368
Non-Qualified XIV            13.599     11.463            (15.71%)                    2,930,389.9           33,591,059
Non-Qualified XV             13.569     11.420            (15.84%)                    1,085,664.4           12,398,287
Non-Qualified XVI             9.590      8.804             (8.20%)           (8)         83,391.3              734,177
Non-Qualified XVII           10.090      9.981             (1.08%)           (9)            379.6                3,789
Non-Qualified XVIII          10.009      8.793            (12.15%)           (7)         28,614.5              251,607
Non-Qualified XIX             9.667      8.796             (9.01%)           (8)        156,961.6            1,380,634
Annuity contracts in
  payment period                                                                                             2,878,953
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUNDS:
BALANCED PORTFOLIO:
Non-Qualified VII          $ 26.687   $ 25.588             (4.12%)                      191,021.5       $    4,887,859
-------------------------------------------------------------------------------------------------------------------------
INCOME & GROWTH PORTFOLIO:
Non-Qualified VII            30.991     30.172             (2.64%)                      549,715.3           16,586,009
-------------------------------------------------------------------------------------------------------------------------
LEVERAGED ALLCAP PORTFOLIO:
Non-Qualified VII            43.684     32.379            (25.88%)                      480,525.6           15,558,937
Non-Qualified VIII           32.013     23.765            (25.76%)                          168.2                3,997
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE FUNDS:
GROWTH AND INCOME PORTFOLIO:
Non-Qualified XIII            9.778     10.129              3.59%            (7)         29,928.3              303,144
Non-Qualified XIV             9.765     10.108              3.51%            (8)         16,099.0              162,729
Non-Qualified XV              9.310     10.098              8.46%            (8)          4,460.1               45,038
Non-Qualified XVI             9.984     10.387              4.04%            (8)         20,209.2              209,913
Non-Qualified XVIII          10.145     10.374              2.26%           (10)          1,545.4               16,032
Non-Qualified XIX            10.240     10.378              1.35%            (7)         15,500.2              160,861
-------------------------------------------------------------------------------------------------------------------------
PREMIER GROWTH PORTFOLIO:
Non-Qualified XIII            9.283      7.620            (17.91%)           (7)         83,126.2              633,422
Non-Qualified XIV             9.083      7.605            (16.27%)           (7)         76,847.6              584,426
Non-Qualified XV              7.918      7.597             (4.05%)           (8)         23,774.5              180,615
Non-Qualified XVI             9.505      8.198            (13.75%)           (8)         38,183.9              313,032
Non-Qualified XVIII           9.504      8.188            (13.85%)           (8)          6,109.4               50,024
Non-Qualified XIX             9.170      8.191            (10.68%)           (8)        113,043.8              925,942
-------------------------------------------------------------------------------------------------------------------------
QUASAR PORTFOLIO:
Non-Qualified XIII           10.602      9.511            (10.29%)           (9)          1,070.4               10,181
Non-Qualified XIV            10.504      9.491             (9.64%)           (9)            431.4                4,094
Non-Qualified XV              8.851      9.482              7.13%            (9)            296.4                2,810
Non-Qualified XVI             9.718      8.589            (11.62%)           (8)            963.2                8,273
Non-Qualified XVIII           9.714      8.579            (11.68%)           (8)            834.9                7,163
Non-Qualified XIX             9.065      8.582             (5.33%)           (8)          5,820.2               49,949
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP FUNDS:
BALANCED FUND:
Non-Qualified VII            18.968     18.208             (4.01%)                      147,434.3            2,684,483
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND:
Non-Qualified VII            26.105     21.410            (17.99%)                      228,917.7            4,901,128
Non-Qualified VIII           23.649     19.425            (17.86%)                          182.5                3,546
-------------------------------------------------------------------------------------------------------------------------
CALVERT SOCIAL BALANCED PORTFOLIO:
Non-Qualified V              22.626     21.647             (4.33%)                        7,201.0              155,881
Non-Qualified V (0.75)       23.066     22.178             (3.85%)                       32,222.4              714,629
Non-Qualified VII            12.656     12.089             (4.48%)                       75,859.0              917,060
Non-Qualified VIII           12.696     12.146             (4.33%)                       59,786.1              726,162
-------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES:
AMERICAN LEADERS FUND II:
Non-Qualified VII            24.746     24.983              0.96%                     4,096,584.0          102,344,959
Non-Qualified VIII           17.769     17.966              1.11%                         8,486.4              152,467
Annuity contracts in
  payment period                                                                                                88,623
-------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND II:
Non-Qualified VII            16.369     14.335            (12.43%)                    1,689,780.8           24,223,008
Annuity contracts in
  payment period                                                                                                41,239
-------------------------------------------------------------------------------------------------------------------------
GROWTH STRATEGIES FUND II:
Non-Qualified VII            31.060     24.528            (21.03%)                    1,378,391.5           33,809,187
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND II:
Non-Qualified VII            15.040     13.493            (10.29%)                    1,958,869.0           26,431,019
Non-Qualified VIII           12.759     11.464            (10.15%)                          300.5                3,445
Annuity contracts in
  payment period                                                                                                11,712
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND II:
Non-Qualified VII            26.832     20.476            (23.69%)                      977,487.4           20,015,032
Non-Qualified VIII           24.690     18.870            (23.57%)                          129.5                2,443
Annuity contracts in
  payment period                                                                                                39,851
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
PRIME MONEY FUND II:
Non-Qualified VII          $ 11.868   $ 12.398              4.47%                       702,002.3       $    8,703,425
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND II:
Non-Qualified VII            12.363     13.528              9.42%                       822,989.6           11,133,403
-------------------------------------------------------------------------------------------------------------------------
UTILITY FUND II:
Non-Qualified VII            18.714     16.802            (10.22%)                    1,149,218.0           19,309,160
Non-Qualified VIII           15.537     13.971            (10.08%)                           66.4                  928
Annuity contracts in
  payment period                                                                                                40,502
-------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
EQUITY-INCOME PORTFOLIO:
Non-Qualified V              18.272     19.565              7.08%                       204,703.9            4,005,032
Non-Qualified V (0.75)       18.627     20.045              7.61%                       417,042.4            8,359,615
Non-Qualified VII            21.883     23.395              6.91%                     5,036,496.8          117,828,843
Non-Qualified VIII           15.689     16.799              7.08%                       877,097.0           14,734,352
Non-Qualified IX             18.147     19.384              6.82%                         4,142.2               80,293
Non-Qualified X              18.272     19.565              7.08%                         7,656.3              149,796
Non-Qualified XII            10.651     11.457              7.57%                         1,315.1               15,067
Non-Qualified XIII           10.438     11.210              7.40%                     1,176,438.9           13,187,880
Non-Qualified XIV            10.392     11.127              7.07%                     2,028,219.6           22,567,999
Non-Qualified XV             10.369     11.086              6.91%                       597,258.3            6,621,206
Non-Qualified XVI            10.343     10.654              3.01%            (8)         19,341.1              206,060
Non-Qualified XVIII          10.074     10.640              5.62%            (8)          7,261.0               77,257
Non-Qualified XIX            10.000     10.645              6.45%            (7)         17,997.6              191,584
-------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Non-Qualified V              25.999     22.858            (12.08%)                      536,656.3           12,266,889
Non-Qualified V (0.75)       26.504     23.418            (11.64%)                    1,030,485.8           24,131,916
Non-Qualified VII            35.706     31.342            (12.22%)                    3,812,422.1          119,488,933
Non-Qualified VIII           23.643     20.785            (12.09%)                      878,021.8           18,249,684
Non-Qualified IX             25.822     22.646            (12.30%)                       13,914.0              315,097
Non-Qualified X              25.999     22.858            (12.08%)                       29,625.6              677,182
Non-Qualified XII            16.024     14.152            (11.68%)                        6,685.7               94,616
Non-Qualified XIII           12.649     11.154            (11.82%)                    1,214,067.2           13,541,706
Non-Qualified XIV            12.628     11.102            (12.08%)                    1,209,832.4           13,431,559
Non-Qualified XV             12.618     11.076            (12.22%)                      444,915.6            4,927,885
Non-Qualified XVI             9.783      8.554            (12.56%)           (7)        131,208.9            1,122,361
Non-Qualified XVII           26.366     23.250            (11.82%)                          245.7                5,712
Non-Qualified XVIII           9.018      8.543             (5.27%)           (8)         37,651.9              321,660
Non-Qualified XIX             9.790      8.546            (12.71%)           (7)        121,083.9            1,034,783
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME PORTFOLIO:
Non-Qualified VII            14.042     10.735            (23.55%)                    2,107,872.1           22,628,007
Non-Qualified VIII           12.601      9.648            (23.43%)                      494,024.2            4,766,345
Non-Qualified XIII            9.586      7.362            (23.20%)                      887,739.5            6,535,538
Non-Qualified XIV             9.544      7.307            (23.44%)                      990,111.0            7,234,741
Non-Qualified XV              9.523      7.280            (23.55%)                      460,730.8            3,354,120
Non-Qualified XVI             9.860      8.470            (14.10%)           (8)         13,910.0              117,818
Non-Qualified XVIII           9.371      8.459             (9.73%)           (8)         12,250.3              103,625
Non-Qualified XIX             9.903      8.463            (14.54%)           (7)         13,206.5              111,767
Annuity contracts in
  payment period                                                                                               659,872
-------------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO:
Non-Qualified V              19.419     15.514            (20.11%)                       33,208.4              515,195
Non-Qualified V (0.75)       19.796     15.894            (19.71%)                      193,260.3            3,071,679
Non-Qualified VII            21.391     17.062            (20.24%)                      589,198.5           10,052,905
Non-Qualified VIII           18.139     14.491            (20.11%)                       55,032.7              797,479
Non-Qualified IX             19.287     15.370            (20.31%)                          877.6               13,488
Non-Qualified XII            10.700     11.081              3.56%           (10)             42.3                  469
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
ASSET MANAGER PORTFOLIO:
Non-Qualified VII          $ 19.482   $ 18.456             (5.27%)                      829,362.9       $   15,306,722
Non-Qualified VIII           16.218     15.387             (5.12%)                      163,400.0            2,514,236
-------------------------------------------------------------------------------------------------------------------------
CONTRAFUND PORTFOLIO:
Non-Qualified V              24.217     22.333             (7.78%)                      365,498.9            8,162,687
Non-Qualified V (0.75)       24.687     22.881             (7.32%)                      642,878.3           14,709,699
Non-Qualified VII            26.797     24.674             (7.92%)                    4,392,709.8          108,385,721
Non-Qualified VIII           21.463     19.792             (7.79%)                      731,695.2           14,481,711
Non-Qualified IX             24.052     22.126             (8.01%)                       19,458.0              430,527
Non-Qualified X              24.217     22.333             (7.78%)                        8,064.0              180,093
Non-Qualified XII            13.787     12.772             (7.36%)                        7,547.7               96,399
Non-Qualified XIII           12.966     11.993             (7.50%)                    1,991,818.4           23,887,878
Non-Qualified XIV            12.909     11.904             (7.79%)                    2,706,891.0           32,222,831
Non-Qualified XV             12.881     11.860             (7.93%)                    1,105,564.5           13,111,995
Non-Qualified XVI            10.000      9.440             (5.60%)           (7)         56,159.9              530,149
Non-Qualified XVII           27.241     25.197             (7.50%)                        4,544.1              114,497
Non-Qualified XVIII           9.607      9.428             (1.86%)           (8)         10,423.0               98,268
Non-Qualified XIX            10.000      9.432             (5.68%)           (7)         58,407.4              550,899
-------------------------------------------------------------------------------------------------------------------------
INDEX 500 PORTFOLIO:
Non-Qualified VII            27.005     24.151            (10.57%)                    4,683,497.3          113,111,144
Non-Qualified VIII           22.522     20.173            (10.43%)                      988,345.1           19,937,885
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND PORTFOLIO:
Non-Qualified VII            12.143     13.317              9.67%                       277,562.9            3,696,305
Non-Qualified VIII           11.834     12.998              9.84%                           281.7                3,661
-------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES:
AGGRESSIVE GROWTH PORTFOLIO:
Non-Qualified V              45.486     30.628            (32.66%)                      986,824.7           30,224,466
Non-Qualified V (0.75)       46.370     31.380            (32.33%)                    1,382,321.6           43,377,252
Non-Qualified VII            45.363     30.497            (32.77%)                    2,725,307.8           83,113,713
Non-Qualified VIII           31.525     21.226            (32.67%)                      667,971.0           14,178,353
Non-Qualified IX             45.177     30.344            (32.83%)                       34,443.8            1,045,163
Non-Qualified X              45.486     30.628            (32.66%)                       37,118.3            1,136,859
Non-Qualified XII            26.089     17.646            (32.36%)                       16,278.3              287,246
Non-Qualified XIII           24.654     16.650            (32.47%)                    2,655,062.4           44,206,789
Non-Qualified XIV            24.546     16.527            (32.67%)                    2,338,681.9           38,651,395
Non-Qualified XV             24.492     16.466            (32.77%)                      933,620.8           15,373,000
Non-Qualified XVI            10.000      6.975            (30.25%)           (7)        131,436.3              916,768
Non-Qualified XVII           53.698     36.266            (32.46%)                        4,041.3              146,562
Non-Qualified XVIII           9.755      6.966            (28.59%)           (8)        131,359.7              915,052
Non-Qualified XIX            10.000      6.969            (30.31%)           (7)        127,628.4              889,442
-------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Non-Qualified V              24.886     24.030             (3.44%)                      582,229.2           13,990,968
Non-Qualified V (0.75)       25.370     24.619             (2.96%)                      688,649.1           16,953,853
Non-Qualified VII            27.623     26.630             (3.59%)                    2,943,151.0           78,376,112
Non-Qualified VIII           21.992     21.234             (3.45%)                      827,114.5           17,562,949
Non-Qualified IX             24.717     23.807             (3.68%)                        6,367.6              151,594
Non-Qualified X              24.886     24.030             (3.44%)                       16,213.8              389,618
Non-Qualified XII            14.479     14.043             (3.01%)                        2,450.1               34,407
Non-Qualified XIII           13.742     13.308             (3.16%)                    3,217,068.4           42,812,746
Non-Qualified XIV            13.681     13.210             (3.44%)                    3,812,376.8           50,361,498
Non-Qualified XV             13.651     13.161             (3.59%)                    1,480,173.6           19,480,565
Non-Qualified XVI             9.982      9.746             (2.36%)           (7)        175,867.6            1,714,006
Non-Qualified XVII           24.954     24.167             (3.15%)                        3,056.6               73,870
Non-Qualified XVIII          10.056      9.734             (3.20%)           (7)         49,505.9              481,890
Non-Qualified XIX            10.000      9.738             (2.62%)           (7)        180,749.9            1,760,143
-------------------------------------------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO:
Non-Qualified V              15.562     16.331              4.94%                        62,404.0            1,019,120
Non-Qualified V (0.75)       15.864     16.731              5.47%                       237,151.7            3,967,785
Non-Qualified VII            15.433     16.170              4.78%                       673,856.9           10,896,266
Non-Qualified VIII           12.916     13.554              4.94%                       201,336.8            2,728,919

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO: (continued):
Non-Qualified IX           $ 15.456   $ 16.179              4.68%                         3,166.3       $       51,228
Non-Qualified X              15.562     16.331              4.94%                         3,109.7               50,785
Non-Qualified XII            10.404     10.967              5.41%                         1,408.8               15,450
-------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Non-Qualified V              29.366     24.782            (15.61%)                      541,341.7           13,415,531
Non-Qualified V (0.75)       29.936     25.390            (15.19%)                      757,792.6           19,240,354
Non-Qualified VII            34.828     29.345            (15.74%)                    2,868,918.6           84,188,415
Non-Qualified VIII           24.827     20.951            (15.61%)                      586,507.8           12,287,924
Non-Qualified IX             29.166     24.552            (15.82%)                       12,556.2              308,279
Non-Qualified X              29.366     24.782            (15.61%)                       46,192.4            1,144,741
Non-Qualified XII            16.313     13.829            (15.23%)                       13,511.1              186,845
Non-Qualified XIII           15.599     13.203            (15.36%)                    3,180,105.7           41,986,935
Non-Qualified XIV            15.531     13.106            (15.61%)                    4,430,382.0           58,064,587
Non-Qualified XV             15.497     13.057            (15.74%)                    1,465,080.0           19,129,549
Non-Qualified XVI            10.000      8.308            (16.92%)           (7)        139,032.3            1,155,080
Non-Qualified XVII           32.068     27.143            (15.36%)                          616.4               16,732
Non-Qualified XVIII           9.982      8.298            (16.87%)           (8)         83,221.0              690,568
Non-Qualified XIX            10.000      8.301            (16.99%)           (7)        198,258.3            1,645,742
Annuity contracts in
  payment period                                                                                            14,191,697
-------------------------------------------------------------------------------------------------------------------------
WORLDWIDE GROWTH PORTFOLIO:
Non-Qualified V              34.626     28.839            (16.71%)                      966,698.1           27,878,607
Non-Qualified V (0.75)       35.298     29.545            (16.30%)                    1,691,751.2           49,982,790
Non-Qualified VII            38.979     32.413            (16.84%)                    6,694,492.2          216,988,577
Non-Qualified VIII           28.189     23.476            (16.72%)                    1,190,701.4           27,952,905
Non-Qualified IX             34.390     28.571            (16.92%)                       33,746.0              964,156
Non-Qualified X              34.626     28.839            (16.71%)                       42,596.2            1,228,431
Non-Qualified XII            16.613     13.899            (16.34%)                       26,789.1              372,342
Non-Qualified XIII           15.599     13.030            (16.47%)                    4,326,254.2           56,371,092
Non-Qualified XIV            15.531     12.934            (16.72%)                    4,782,840.5           61,861,259
Non-Qualified XV             15.497     12.886            (16.85%)                    1,437,826.3           18,527,830
Non-Qualified XVI            10.000      8.570            (14.30%)           (7)        255,500.8            2,189,642
Non-Qualified XVII           38.687     32.317            (16.47%)                        2,080.1               67,221
Non-Qualified XVIII           9.853      8.559            (13.13%)           (8)        113,875.2              974,658
Non-Qualified XIX            10.000      8.563            (14.37%)           (7)        276,997.8            2,371,932
Annuity contracts in
  payment period                                                                                            16,131,186
-------------------------------------------------------------------------------------------------------------------------
LEXINGTON FUNDS:
EMERGING MARKETS FUND, INC.:
Non-Qualified VII            13.640      8.011            (41.27%)                      156,676.9            1,255,139
-------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES TRUST FUND:
Non-Qualified V              12.428     14.530             16.91%                        44,843.7              651,579
Non-Qualified V (0.75)       12.670     14.886             17.49%                        43,623.9              649,385
Non-Qualified VII            12.298     14.354             16.72%                       102,662.4            1,473,616
Non-Qualified IX             12.344     14.395             16.62%                            32.7                  470
Non-Qualified X              12.428     14.530             16.91%                         1,753.1               25,472
-------------------------------------------------------------------------------------------------------------------------
MFS FUNDS:
GLOBAL GOVERNMENT SERIES:
Non-Qualified VII            10.440     10.799              3.44%                       124,226.3            1,341,520
Non-Qualified VIII           10.498     10.875              3.59%                        18,001.9              195,771
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SERIES:
Non-Qualified VII            14.669     16.782             14.40%                     1,935,233.6           32,477,091
Non-Qualified VIII           14.751     16.901             14.58%                       422,692.1            7,143,920
Non-Qualified XIII           10.385     11.934             14.92%                       485,470.9            5,793,610
Non-Qualified XIV            10.339     11.846             14.58%                     1,107,868.3           13,123,808
Non-Qualified XV             10.317     11.803             14.40%                       359,845.8            4,247,260
Non-Qualified XVI            10.244     10.763              5.07%            (8)         23,734.0              255,449
Non-Qualified XVIII          10.077     10.749              6.67%            (7)         15,276.5              164,207
Non-Qualified XIX            10.243     10.754              4.99%            (8)         17,924.7              192,762
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
MITCHELL HUTCHINS SERIES TRUST:
GROWTH & INCOME PORTFOLIO:
Non-Qualified XIII         $ 10.960   $ 10.338             (5.68%)                        4,243.5       $       43,869
Non-Qualified XIV            10.937     10.285             (5.96%)                       83,550.7              859,319
Non-Qualified XV             10.925     10.258             (6.11%)                        4,586.7               47,050
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP PORTFOLIO:
Non-Qualified XIV            11.828     13.334             12.73%                        15,263.5              203,523
Non-Qualified XV             11.816     13.299             12.55%                           392.8                5,224
-------------------------------------------------------------------------------------------------------------------------
TACTICAL ALLOCATION PORTFOLIO:
Non-Qualified XIII           10.651     10.326             (3.05%)                      187,905.7            1,940,314
Non-Qualified XIV            10.629     10.273             (3.35%)                      917,169.8            9,422,085
Non-Qualified XV             10.618     10.247             (3.49%)                       93,298.0              956,025
Non-Qualified XVI             9.565      9.567              0.02%            (9)            200.3                1,916
Non-Qualified XVIII           9.803      9.555             (2.53%)           (8)         11,556.3              110,420
Non-Qualified XIX             9.954      9.559             (3.97%)           (9)          8,214.6               78,523
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER FUNDS:
AGGRESSIVE GROWTH FUND/VA:
Non-Qualified VII            24.477     21.423            (12.48%)                    1,000,872.8           21,441,697
Non-Qualified VIII           24.578     21.545            (12.34%)                      311,924.3            6,720,408
Non-Qualified XIII           17.027     14.970            (12.08%)                      614,552.0            9,199,843
Non-Qualified XIV            16.952     14.860            (12.34%)                      677,021.6           10,060,541
Non-Qualified XV             16.915     14.805            (12.47%)                      262,828.8            3,891,181
Non-Qualified XVI            10.000      6.828            (31.72%)           (7)        159,722.9            1,090,588
Non-Qualified XVIII          10.260      6.820            (33.53%)           (7)        318,939.9            2,175,170
Non-Qualified XIX            10.000      6.823            (31.77%)           (7)        108,107.3              737,616
Annuity contracts in
  payment period                                                                                             1,734,978
-------------------------------------------------------------------------------------------------------------------------
GLOBAL SECURITIES FUND/VA:
Non-Qualified V              15.681     16.275              3.79%                        93,132.5            1,515,731
Non-Qualified V (0.75)       15.814     16.495              4.31%                       177,896.1            2,934,396
Non-Qualified VII            20.287     21.023              3.63%                       515,085.0           10,828,632
Non-Qualified VIII           20.372     21.142              3.78%                        91,347.6            1,931,271
Non-Qualified IX             15.615     16.166              3.53%                         2,910.4               47,050
Non-Qualified XII            16.352     16.571              1.34%            (9)            150.5                2,494
-------------------------------------------------------------------------------------------------------------------------
MAIN STREET GROWTH & INCOME FUND/VA:
Non-Qualified VII            15.839     14.248            (10.04%)                    1,984,151.5           28,270,191
Non-Qualified VIII           15.905     14.329             (9.91%)                      642,720.0            9,209,535
Non-Qualified XIII           10.946      9.891             (9.64%)                      768,952.4            7,605,708
Non-Qualified XIV            10.898      9.818             (9.91%)                    1,516,367.6           14,887,697
Non-Qualified XV             10.874      9.782            (10.04%)                      527,869.7            5,163,621
Non-Qualified XVI            10.000      8.838            (11.62%)           (7)         86,666.9              765,962
Non-Qualified XVIII           9.168      8.827             (3.72%)           (8)         13,806.3              121,868
Non-Qualified XIX             9.736      8.831             (9.30%)           (8)         72,968.6              644,386
Annuity contracts in
  payment period                                                                                               983,453
-------------------------------------------------------------------------------------------------------------------------
STRATEGIC BOND FUND/VA:
Non-Qualified V              10.048     10.185              1.36%                           831.0                8,464
Non-Qualified V (0.75)       10.133     10.323              1.88%                        13,676.2              141,179
Non-Qualified VII            11.072     11.206              1.21%                       785,150.1            8,798,392
Non-Qualified VIII           11.118     11.269              1.36%                       248,905.0            2,804,911
Non-Qualified IX             10.006     10.117              1.11%                           152.5                1,543
Non-Qualified XIII           10.005     10.171              1.66%                       410,622.5            4,176,441
Non-Qualified XIV             9.961     10.096              1.36%                       497,550.5            5,023,270
Non-Qualified XV              9.939     10.059              1.21%                       151,920.6            1,528,169
Non-Qualified XVI             9.995      9.939             (0.56%)           (8)         17,051.5              169,475
Non-Qualified XVIII           9.822      9.927              1.07%            (9)          2,304.6               22,878
Non-Qualified XIX             9.991      9.931             (0.60%)           (8)         16,123.6              160,123
Annuity contracts in
  payment period                                                                                               499,690
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO PARTNERS, INC. (PPI):
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO:
Non-Qualified V              39.254     36.551             (6.89%)                      335,970.2           12,280,046
Non-Qualified V (0.75)       40.017     37.448             (6.42%)                      260,806.0            9,766,663

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO: (continued):
Non-Qualified VII          $ 18.612   $ 17.303             (7.03%)                    1,162,339.7       $   20,111,964
Non-Qualified VIII           18.672     17.385             (6.89%)                      314,991.2            5,476,122
Non-Qualified IX             38.987     36.213             (7.12%)                        4,077.1              147,645
Non-Qualified X              39.254     36.551             (6.89%)                       11,361.8              415,286
Non-Qualified XII            15.732     14.714             (6.47%)                          718.1               10,566
Non-Qualified XIII           15.023     14.030             (6.61%)                      643,762.5            9,031,988
Non-Qualified XIV            14.957     13.926             (6.89%)                      845,123.6           11,769,191
Non-Qualified XV             14.924     13.875             (7.03%)                      258,456.9            3,586,089
Non-Qualified XVI             9.991      8.801            (11.91%)           (8)         54,609.6              480,619
Non-Qualified XVII           43.155     40.304             (6.61%)                        1,515.6               61,085
Non-Qualified XVIII           9.186      8.790             (4.31%)           (8)         94,882.7              834,019
Non-Qualified XIX             9.984      8.794            (11.92%)           (8)         59,096.2              519,692
Annuity contracts in
  payment period                                                                                             3,742,395
-------------------------------------------------------------------------------------------------------------------------
PPI MFS EMERGING EQUITIES PORTFOLIO:
Non-Qualified V              29.040     20.426            (29.66%)                      455,264.2            9,299,226
Non-Qualified V (0.75)       29.605     20.927            (29.31%)                      478,943.8           10,022,857
Non-Qualified VII            27.973     19.644            (29.78%)                    4,169,943.6           81,914,373
Non-Qualified VIII           19.012     13.372            (29.67%)                      555,262.9            7,424,976
Non-Qualified IX             28.843     20.236            (29.84%)                       12,425.7              251,446
Non-Qualified X              29.040     20.426            (29.66%)                       13,794.7              281,770
Non-Qualified XII            16.210     11.453            (29.35%)                        8,940.4              102,394
Non-Qualified XIII           15.499     10.933            (29.46%)                      844,849.4            9,236,738
Non-Qualified XIV            15.431     10.853            (29.67%)                    1,063,457.5           11,541,704
Non-Qualified XV             15.397     10.812            (29.78%)                      337,201.4            3,645,821
Non-Qualified XVI             8.529      7.614            (10.73%)           (8)         24,330.4              185,252
Non-Qualified XVII           28.739     20.274            (29.45%)                          380.4                7,712
Non-Qualified XVIII           8.273      7.605             (8.07%)           (8)         22,160.0              168,527
Non-Qualified XIX             9.683      7.608            (21.43%)           (8)         23,376.6              177,849
Annuity contracts in
  payment period                                                                                             2,424,002
-------------------------------------------------------------------------------------------------------------------------
PPI MFS RESEARCH GROWTH PORTFOLIO:
Non-Qualified V              18.963     17.889             (5.66%)                      395,372.7            7,072,822
Non-Qualified V (0.75)       19.332     18.328             (5.19%)                      292,094.1            5,353,501
Non-Qualified VI             16.032     15.133             (5.61%)                       19,030.0              287,981
Non-Qualified VII            18.750     17.659             (5.82%)                    3,282,513.6           57,965,908
Non-Qualified VIII           12.901     12.169             (5.67%)                      579,223.8            7,048,575
Non-Qualified IX             18.834     17.723             (5.90%)                       15,098.5              267,591
Non-Qualified X              18.963     17.889             (5.66%)                      162,447.5            2,906,023
Non-Qualified XI             15.791     15.133             (4.17%)           (1)          3,785.9               57,292
Non-Qualified XIII           12.424     11.755             (5.38%)                      383,389.0            4,506,738
Non-Qualified XIV            12.370     11.668             (5.68%)                      740,494.5            8,640,090
Non-Qualified XV             12.343     11.625             (5.82%)                      281,914.3            3,277,254
Non-Qualified XVI             9.951      8.726            (12.31%)           (7)         31,491.4              274,794
Non-Qualified XVIII           9.414      8.715             (7.43%)           (8)          2,326.2               20,273
Non-Qualified XIX             9.996      8.719            (12.78%)           (7)         26,543.6              231,434
-------------------------------------------------------------------------------------------------------------------------
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO:
Non-Qualified V              32.942     26.160            (20.59%)                      286,301.1            7,489,638
Non-Qualified V (0.75)       33.582     26.801            (20.19%)                      266,457.7            7,141,333
Non-Qualified VII            18.181     14.415            (20.71%)                      253,493.3            3,654,106
Non-Qualified VIII           18.238     14.482            (20.59%)                       67,477.6              977,210
Non-Qualified IX             32.718     25.917            (20.79%)                        5,489.7              142,276
Non-Qualified X              32.942     26.160            (20.59%)                        4,808.1              125,780
Non-Qualified XII            15.541     12.397            (20.23%)                          321.0                3,980
Non-Qualified XIII           14.511     11.557            (20.36%)                      695,490.6            8,037,785
Non-Qualified XIV            14.448     11.472            (20.60%)                      453,857.5            5,206,653
Non-Qualified XV             14.416     11.430            (20.71%)                      360,840.7            4,124,409
Non-Qualified XVI             9.570      9.775              2.14%            (8)         29,924.2              292,509
Non-Qualified XVIII           9.724      9.763              0.40%            (8)          7,075.4               69,077
Non-Qualified XIX            10.111      9.767             (3.40%)           (8)         19,914.9              194,509
Annuity contracts in
  payment period                                                                                               820,408
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO:
Non-Qualified V            $ 21.922   $ 21.643             (1.27%)                      192,789.9       $    4,172,551
Non-Qualified V (0.75)       22.348     22.174             (0.78%)                      271,254.0            6,014,787
Non-Qualified VII            27.835     27.438             (1.43%)                    3,475,122.4           95,350,408
Non-Qualified VIII           20.151     19.893             (1.28%)                      293,210.9            5,832,844
Non-Qualified IX             21.773     21.443             (1.52%)                        9,181.7              196,883
Non-Qualified X              21.922     21.643             (1.27%)                        4,919.8              106,480
Non-Qualified XII            13.248     13.138             (0.83%)                        1,705.2               22,403
Non-Qualified XVII           25.309     25.061             (0.98%)                        1,629.4               40,834
Annuity contracts in
  payment period                                                                                             1,492,696
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                   $6,324,265,635
=========================================================================================================================

       NON-QUALIFIED 1964         Individual contracts issued from December 1, 1964 to March 14, 1967.

       NON-QUALIFIED V            Certain AetnaPlus contracts issued in connection with Deferred
                                  Compensation Plans issued since August 28, 1992, and certain individual non-qualified contracts.

       NON-QUALIFIED VI           Certain existing contracts that were converted to ACES, an administrative system (previously valued under Non-Qualified I).

       NON-QUALIFIED VII          Certain individual and group contracts issued as non-qualified deferred annuity contracts or Individual Retirement Annuity contracts issued since May 4, 1994.

       NON-QUALIFIED VIII         Certain individual Retirement Annuity contracts issued since May 1,
                                  1998.

       NON-QUALIFIED IX           Group Aetna Plus contracts assessing an administrative expense charge effective April 7, 1997 issued in connection with Deferred Compensation
                                  Plans.

       NON-QUALIFIED X            Group AetnaPlus contracts containing contractual limits on fees, issued in connection with Deferred Compensation Plans and as individual non-qualified contracts, resulting in reduced daily charges for certain funding options effective May 29, 1997.

       NON-QUALIFIED XI           Certain contracts, previously valued under Non-Qualified VI, containing contractual limits on fees, resulting in reduced daily charges for certain funding options effective May 29, 1997.

       NON-QUALIFIED XIII         Certain individual Retirement Annuity contracts issued since October 1,
                                  1998.

       NON-QUALIFIED XIV          Certain individual Retirement Annuity contracts issued since
                                  September 1, 1998.

       NON-QUALIFIED XV           Certain individual Retirement Annuity contracts issued since
                                  September 1, 1998.

       NON-QUALIFIED XVI          Certain individual Retirement Annuity contracts issued since August
                                  2000.

       NON-QUALIFIED XVII         Group AetnaPlus contracts issued in connection with Deferred
                                  Compensation Plans having contract modifications effective September 1,
                                  1999.

       NON-QUALIFIED XVIII        Certain individual Retirement Annuity contracts issued since September
                                  2000.

       NON-QUALIFIED XIX          Certain individual Retirement Annuity contracts issued since August
                                  2000.

       NOTES TO CONDENSED FINANCIAL INFORMATION:

        (1) - Reflects less than a full year of performance activity. Funds were first received in this option during January 2000.
        (2) - Reflects less than a full year of performance activity. Funds were first received in this option during March 2000.
        (3) - Reflects less than a full year of performance activity. Funds were first received in this option during April 2000.
        (4) - Reflects less than a full year of performance activity. Funds were first received in this option during May 2000.
        (5) - Reflects less than a full year of performance activity. Funds were first received in this option during June 2000.
        (6) - Reflects less than a full year of performance activity. Funds were first received in this option during July 2000.
        (7) - Reflects less than a full year of performance activity. Funds were first received in this option during August 2000.
        (8) - Reflects less than a full year of performance activity. Funds were first received in this option during September 2000.
        (9) - Reflects less than a full year of performance activity. Funds were first received in this option during October 2000.
       (10) - Reflects less than a full year of performance activity. Funds were first received in this option during November 2000.
       (11) - Reflects less than a full year of performance activity. Funds were first received in this option during December 2000.

See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000:

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Variable Annuity Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   Certain reclassifications have been made to prior year financial information to conform to current year presentation.

   a. VALUATION OF INVESTMENTS

   Investments in the following Funds are stated at their closing net asset value per share as determined by each Fund on December 31, 2000:

   Aetna Ascent VP
   Aetna Balanced VP, Inc.
   Aetna Bond VP
   Aetna Crossroads VP
   Aetna GET Fund, Series C
   Aetna GET Fund, Series D
   Aetna GET Fund, Series E
   Aetna GET Fund, Series G
   Aetna GET Fund, Series H
   Aetna GET Fund, Series I
   Aetna GET Fund, Series J
   Aetna GET Fund, Series K
   Aetna GET Fund, Series L
   Aetna Growth and Income VP
   Aetna Growth VP
   Aetna Index Plus Large Cap VP
   Aetna Index Plus Mid Cap VP
   Aetna Index Plus Small Cap VP
   Aetna International VP
   Aetna Legacy VP
   Aetna Money Market VP
   Aetna Small Company VP
   Aetna Technology VP
   Aetna Value Opportunity VP

   AIM V.I. Funds:

   - Capital Appreciation Fund

   - Government Securities Fund

   - Growth and Income Fund

   - Growth Fund

   - Value Fund

   Alger American Funds:

   - Balanced Portfolio

   - Income & Growth Portfolio

   - Leveraged AllCap Portfolio

   American Century Investments:

   - Balanced Fund

   - International Fund
   Calvert Social Balanced Portfolio

   Federated Insurance Series:

   - American Leaders Fund II

   - Equity Income Fund II

   - Growth Strategies Fund II

   - High Income Bond Fund II

   - International Equity Fund II

   - Prime Money Fund II

   - U.S. Government Securities Fund II

   - Utility Fund II

   Fidelity Variable Insurance Products Fund:

   - Equity-Income Portfolio

   - Growth Portfolio

   - High Income Portfolio

   - Overseas Portfolio

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000: (continued):

   Fidelity Variable Insurance Products Fund II:

   - Asset Manager Portfolio

   - Contrafund Portfolio

   - Index 500 Portfolio

   - Investment Grade Bond Portfolio

   Janus Aspen Series:

   - Aggressive Growth Portfolio

   - Balanced Portfolio

   - Flexible Income Portfolio

   - Growth Portfolio

   - Worldwide Growth Portfolio

   Lexington Funds:

   - Emerging Markets Fund, Inc.

   - Natural Resources Trust Fund

   MFS Funds:

   - Global Government Series

   - Total Return Series

   Mitchell Hutchins Series Trust:

   - Growth & Income Portfolio

   - Small Cap portfolio

   - Tactical Allocation Portfolio

   Oppenheimer Funds:

   - Aggressive Growth Fund/VA

   - Global Securities Fund/VA

   - Main Street Growth & Income Fund/VA

   - Strategic Bond Fund/VA

   Portfolio Partners, Inc. (PPI):

   - PPI MFS Capital Opportunities Portfolio

   - PPI MFS Emerging Equities Portfolio

   - PPI MFS Research Growth Portfolio

   - PPI Scudder International Growth Portfolio

   - PPI T. Rowe Price Growth Equity Portfolio

   b. OTHER

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. FEDERAL INCOME TAXES

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

   d. ANNUITY RESERVES

   Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2.  VALUATION PERIOD DEDUCTIONS

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000: (continued):

3.  DIVIDEND INCOME

   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) in the Statement of Operations.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments other than short-term investments for the year ended December 31, 2000 aggregated $7,925,206,119 and $6,595,668,326, respectively.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 AETNA ASCENT VP
 Annuity contracts in
   accumulation                 $225,039     ($245,025)    $16,871,170     ($16,790,266)
 AETNA BALANCED VP, INC.
 Annuity contracts in
   accumulation               27,853,632    (2,415,186)     92,085,463      (87,693,164)
 AETNA BOND VP
 Annuity contracts in
   accumulation                5,387,599    (1,084,614)     70,718,870      (74,644,945)
 AETNA CROSSROADS VP
 Annuity contracts in
   accumulation                  417,486      (296,915)     21,073,083      (20,922,874)
 AETNA GET FUND, SERIES C
 Annuity contracts in
   accumulation                1,408,025       (72,273)        682,068         (573,927)
 AETNA GET FUND, SERIES D
 Annuity contracts in
   accumulation                7,639,071    (2,171,104)    140,983,546     (139,364,683)
 AETNA GET FUND, SERIES E
 Annuity contracts in
   accumulation               14,783,456    (6,143,954)    355,177,174     (346,307,649)
 AETNA GET FUND, SERIES G
 Annuity contracts in
   accumulation                4,720,820    (3,411,240)    207,014,846     (207,891,548)
 AETNA GET FUND, SERIES H
 Annuity contracts in
   accumulation                2,787,773    (2,048,501)    156,626,029     (154,440,843)
 AETNA GET FUND, SERIES I
 Annuity contracts in
   accumulation                1,176,528      (901,328)     55,188,135      (55,882,551)
 AETNA GET FUND, SERIES J
 Annuity contracts in
   accumulation                  582,971      (406,040)     14,629,150      (15,113,666)
 AETNA GET FUND, SERIES K
 Annuity contracts in
   accumulation                  171,687       (94,237)      1,819,247       (1,825,601)
 AETNA GET FUND, SERIES L
 Annuity contracts in
   accumulation                      403          (192)         40,382          (40,389)
 AETNA GROWTH AND INCOME VP
 Annuity contracts in
   accumulation              116,862,587   (11,722,978)    391,374,640     (453,899,589)
 AETNA GROWTH VP
 Annuity contracts in
   accumulation                1,422,379      (960,612)    116,782,347     (110,038,435)
 AETNA HIGH YIELD VP
 Annuity contracts in
   accumulation                      547        (1,509)        455,088         (480,680)
 AETNA INDEX PLUS LARGE CAP VP
 Annuity contracts in
   accumulation               31,491,057    (3,109,833)    225,376,024     (220,701,090)
 AETNA INDEX PLUS MID CAP VP
 Annuity contracts in
   accumulation                   15,027       (19,954)      3,544,873       (3,471,597)
 AETNA INDEX PLUS SMALL CAP VP
 Annuity contracts in
   accumulation                        0        (7,596)        828,745         (722,361)
 AETNA INTERNATIONAL VP
 Annuity contracts in
   accumulation                1,695,466       (99,233)     29,428,293      (31,073,260)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
AETNA ASCENT VP
Annuity contracts in
  accumulation                 $80,904       $483,736        $88,271        ($395,465)     ($334,547)
AETNA BALANCED VP, INC.
Annuity contracts in
  accumulation               4,392,299      6,704,110    (26,671,998)     (33,376,108)    (3,545,363)
AETNA BOND VP
Annuity contracts in
  accumulation              (3,926,075)    (6,898,223)       292,798        7,191,021      7,567,931
AETNA CROSSROADS VP
Annuity contracts in
  accumulation                 150,209        548,689         96,848         (451,841)      (181,061)
AETNA GET FUND, SERIES C
Annuity contracts in
  accumulation                 108,141        786,857     (1,291,730)      (2,078,587)      (634,694)
AETNA GET FUND, SERIES D
Annuity contracts in
  accumulation               1,618,863      9,587,836     (5,506,290)     (15,094,126)    (8,007,296)
AETNA GET FUND, SERIES E
Annuity contracts in
  accumulation               8,869,525     23,410,070    (16,149,627)     (39,559,697)   (22,050,670)
AETNA GET FUND, SERIES G
Annuity contracts in
  accumulation                (876,702)     5,934,910     (4,092,929)     (10,027,839)    (9,594,961)
AETNA GET FUND, SERIES H
Annuity contracts in
  accumulation               2,185,186          2,439     (3,459,172)      (3,461,611)      (537,153)
AETNA GET FUND, SERIES I
Annuity contracts in
  accumulation                (694,416)             0     (1,839,216)      (1,839,216)    (2,258,432)
AETNA GET FUND, SERIES J
Annuity contracts in
  accumulation                (484,516)             0     (2,762,925)      (2,762,925)    (3,070,510)
AETNA GET FUND, SERIES K
Annuity contracts in
  accumulation                  (6,354)             0       (937,549)        (937,549)      (866,453)
AETNA GET FUND, SERIES L
Annuity contracts in
  accumulation                      (7)             0            194              194            398
AETNA GROWTH AND INCOME VP
Annuity contracts in
  accumulation             (62,524,949)   (68,936,164)  (241,325,047)    (172,388,883)  (129,774,223)
AETNA GROWTH VP
Annuity contracts in
  accumulation               6,743,912      8,580,844    (11,298,783)     (19,879,627)   (12,673,948)
AETNA HIGH YIELD VP
Annuity contracts in
  accumulation                 (25,592)       (16,080)             0           16,080        (10,474)
AETNA INDEX PLUS LARGE CAP VP
Annuity contracts in
  accumulation               4,674,934     23,757,249    (37,334,071)     (61,091,320)   (28,035,162)
AETNA INDEX PLUS MID CAP VP
Annuity contracts in
  accumulation                  73,276        (42,233)        77,987          120,220        188,569
AETNA INDEX PLUS SMALL CAP VP
Annuity contracts in
  accumulation                 106,384         96,292         69,502          (26,790)        71,998
AETNA INTERNATIONAL VP
Annuity contracts in
  accumulation              (1,644,967)       330,445     (1,854,980)      (2,185,425)    (2,234,159)
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 AETNA LEGACY VP
 Annuity contracts in
   accumulation                 $536,622     ($368,361)    $28,259,806     ($27,975,563)
 AETNA MONEY MARKET VP
 Annuity contracts in
   accumulation                9,081,085    (2,532,081)    953,530,305     (949,974,735)
 AETNA REAL ESTATE SECURITIES VP
 Annuity contracts in
   accumulation                    1,731       (15,004)      3,432,843       (3,179,462)
 AETNA SMALL COMPANY VP
 Annuity contracts in
   accumulation                2,601,993      (534,131)     78,899,841      (76,263,569)
 AETNA TECHNOLOGY VP
 Annuity contracts in
   accumulation                        0       (51,699)      7,965,370       (9,210,531)
 AETNA VALUE OPPORTUNITY VP
 Annuity contracts in
   accumulation                2,474,261      (218,816)     19,437,883      (17,931,223)
 AIM V.I. FUNDS:
   CAPITAL APPRECIATION FUND
 Annuity contracts in
   accumulation                  712,114      (232,416)     26,403,826      (23,483,268)
   GOVERNMENT SECURITIES FUND
 Annuity contracts in
   accumulation                    1,717          (155)             57              (57)
   GROWTH AND INCOME FUND
 Annuity contracts in
   accumulation                1,530,337      (479,794)     37,149,069      (34,866,993)
   GROWTH FUND
 Annuity contracts in
   accumulation                1,224,855      (381,155)     29,309,758      (28,486,218)
   VALUE FUND
 Annuity contracts in
   accumulation                3,252,186      (741,317)     59,720,942      (62,040,448)
 ALGER AMERICAN FUNDS:
   BALANCED PORTFOLIO
 Annuity contracts in
   accumulation                  503,984       (80,140)      6,490,645       (4,770,045)
   INCOME & GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                4,030,463      (261,604)     20,033,617      (15,492,442)
   LEVERAGED ALLCAP PORTFOLIO
 Annuity contracts in
   accumulation                2,121,355      (307,776)     23,487,217      (12,803,897)
 ALLIANCE FUNDS:
   GROWTH & INCOME PORTFOLIO
 Annuity contracts in
   accumulation                        0        (1,396)         18,747          (18,777)
   PREMIER GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                        0        (3,883)          4,459           (4,677)
   QUASAR PORTFOLIO
 Annuity contracts in
   accumulation                        0          (126)            966           (1,126)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
AETNA LEGACY VP
Annuity contracts in
  accumulation                $284,243       ($38,204)      $473,877         $512,081       $964,585
AETNA MONEY MARKET VP
Annuity contracts in
  accumulation               3,555,570      1,765,548      2,001,969          236,421     10,340,995
AETNA REAL ESTATE SECURITIES VP
Annuity contracts in
  accumulation                 253,381       (181,523)             0          181,523        421,631
AETNA SMALL COMPANY VP
Annuity contracts in
  accumulation               2,636,272      6,242,096      1,228,137       (5,013,959)      (309,825)
AETNA TECHNOLOGY VP
Annuity contracts in
  accumulation              (1,245,161)             0     (3,777,303)      (3,777,303)    (5,074,163)
AETNA VALUE OPPORTUNITY VP
Annuity contracts in
  accumulation               1,506,660      2,822,690        383,845       (2,438,845)     1,323,260
AIM V.I. FUNDS:
  CAPITAL APPRECIATION FUND
Annuity contracts in
  accumulation               2,920,558      2,111,777     (5,765,131)      (7,876,908)    (4,476,652)
  GOVERNMENT SECURITIES FUND
Annuity contracts in
  accumulation                       0              0           (259)            (259)         1,303
  GROWTH AND INCOME FUND
Annuity contracts in
  accumulation               2,282,076      3,746,947     (8,539,095)     (12,286,042)    (8,953,423)
  GROWTH FUND
Annuity contracts in
  accumulation                 823,540      2,711,961     (9,043,771)     (11,755,732)   (10,088,492)
  VALUE FUND
Annuity contracts in
  accumulation              (2,319,506)     4,671,998     (7,734,104)     (12,406,102)   (12,214,739)
ALGER AMERICAN FUNDS:
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation               1,720,600      2,168,767       (159,674)      (2,328,441)      (183,997)
  INCOME & GROWTH PORTFOLIO
Annuity contracts in
  accumulation               4,541,175      8,170,558       (550,320)      (8,720,878)      (410,844)
  LEVERAGED ALLCAP PORTFOLIO
Annuity contracts in
  accumulation              10,683,320     15,044,425     (2,906,571)     (17,950,996)    (5,454,097)
ALLIANCE FUNDS:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                     (30)             0         34,311           34,311         32,885
  PREMIER GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    (218)             0       (105,771)        (105,771)      (109,872)
  QUASAR PORTFOLIO
Annuity contracts in
  accumulation                    (160)             0          2,230            2,230          1,944
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 AMERICAN CENTURY VP FUNDS:
   BALANCED FUND
 Annuity contracts in
   accumulation                 $136,152      ($43,436)     $3,523,408      ($3,572,301)
   INTERNATIONAL FUND
 Annuity contracts in
   accumulation                  132,668       (87,321)      6,568,155       (4,373,724)
 CALVERT SOCIAL BALANCED PORTFOLIO
 Annuity contracts in
   accumulation                  120,186       (30,695)      2,404,025       (2,234,500)
 FEDERATED INSURANCE SERIES:
   AMERICAN LEADERS FUND II
 Annuity contracts in
   accumulation                4,230,851    (1,529,421)     34,650,952      (24,574,119)
   EQUITY INCOME FUND II
 Annuity contracts in
   accumulation                  313,111      (416,293)      5,606,635       (4,170,207)
   GROWTH STRATEGIES FUND II
 Annuity contracts in
   accumulation                3,341,548      (615,413)     11,136,706       (4,861,291)
   HIGH INCOME BOND FUND II
 Annuity contracts in
   accumulation                3,501,508      (488,388)     20,340,642      (22,946,626)
   INTERNATIONAL EQUITY FUND II
 Annuity contracts in
   accumulation                4,478,227      (368,468)      4,743,593       (2,245,503)
   PRIME MONEY FUND II
 Annuity contracts in
   accumulation                  484,008      (118,176)     11,081,648      (11,081,648)
   U.S. GOVERNMENT SECURITIES FUND II
 Annuity contracts in
   accumulation                  632,729      (163,681)      5,422,866       (5,287,024)
   UTILITY FUND II
 Annuity contracts in
   accumulation                1,237,696      (326,336)      8,490,819       (6,975,021)
 FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
   EQUITY-INCOME PORTFOLIO
 Annuity contracts in
   accumulation               14,924,625    (2,351,773)    212,580,062     (207,813,735)
   GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               23,307,184    (2,944,519)    193,467,943     (154,134,840)
   HIGH INCOME PORTFOLIO
 Annuity contracts in
   accumulation                4,009,052      (726,094)     62,948,550      (77,439,059)
   OVERSEAS PORTFOLIO
 Annuity contracts in
   accumulation                1,986,495      (225,354)     34,632,835      (34,855,594)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
AMERICAN CENTURY VP FUNDS:
  BALANCED FUND
Annuity contracts in
  accumulation                ($48,893)      $113,895       ($44,225)       ($158,120)     ($114,297)
  INTERNATIONAL FUND
Annuity contracts in
  accumulation               2,194,431      3,420,828         23,975       (3,396,853)    (1,157,075)
CALVERT SOCIAL BALANCED PORTFOLIO
Annuity contracts in
  accumulation                 169,525          8,210       (217,606)        (225,816)        33,200
FEDERATED INSURANCE SERIES:
  AMERICAN LEADERS FUND II
Annuity contracts in
  accumulation              10,076,833     23,291,163     10,746,749      (12,544,414)       233,849
  EQUITY INCOME FUND II
Annuity contracts in
  accumulation               1,436,428      6,982,904      2,132,983       (4,849,921)    (3,516,675)
  GROWTH STRATEGIES FUND II
Annuity contracts in
  accumulation               6,275,415     22,782,494      4,337,092      (18,445,402)    (9,443,852)
  HIGH INCOME BOND FUND II
Annuity contracts in
  accumulation              (2,605,984)      (768,082)    (4,746,268)      (3,978,186)    (3,571,050)
  INTERNATIONAL EQUITY FUND II
Annuity contracts in
  accumulation               2,498,090     15,689,012      2,439,119      (13,249,893)    (6,642,044)
  PRIME MONEY FUND II
Annuity contracts in
  accumulation                       0              0              0                0        365,832
  U.S. GOVERNMENT SECURITIES FUND II
Annuity contracts in
  accumulation                 135,842        (71,689)       341,857          413,546      1,018,436
  UTILITY FUND II
Annuity contracts in
  accumulation               1,515,798      3,900,529       (860,370)      (4,760,899)    (2,333,741)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  EQUITY-INCOME PORTFOLIO
Annuity contracts in
  accumulation               4,766,327     17,824,133     12,117,982       (5,706,151)    11,633,028
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation              39,333,103     67,658,735    (21,859,750)     (89,518,485)   (29,822,717)
  HIGH INCOME PORTFOLIO
Annuity contracts in
  accumulation             (14,490,509)    (2,606,690)    (5,306,372)      (2,699,682)   (13,907,233)
  OVERSEAS PORTFOLIO
Annuity contracts in
  accumulation                (222,759)     4,814,866       (447,720)      (5,262,586)    (3,724,204)
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
   ASSET MANAGER PORTFOLIO
 Annuity contracts in
   accumulation               $2,225,935     ($274,795)    $22,576,659     ($23,415,309)
   CONTRAFUND PORTFOLIO
 Annuity contracts in
   accumulation               29,738,682    (2,926,758)    232,387,276     (216,909,923)
   INDEX 500 PORTFOLIO
 Annuity contracts in
   accumulation                2,332,098    (2,101,523)    205,968,735     (184,404,452)
   INVESTMENT GRADE BOND PORTFOLIO
 Annuity contracts in
   accumulation                  280,708       (53,239)      4,524,822       (4,468,980)
 JANUS ASPEN SERIES:
   AGGRESSIVE GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               41,333,446    (4,214,651)    351,562,341     (338,374,167)
   BALANCED PORTFOLIO
 Annuity contracts in
   accumulation               25,881,016    (2,810,630)    198,175,836     (184,867,908)
   FLEXIBLE INCOME PORTFOLIO
 Annuity contracts in
   accumulation                1,031,500      (231,051)     22,574,371      (23,713,721)
   GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               23,793,816    (3,545,809)    267,992,889     (241,616,780)
   WORLDWIDE GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               45,772,988    (6,882,401)    557,962,147     (454,444,568)
 LEXINGTON FUNDS:
   EMERGING MARKETS FUND
 Annuity contracts in
   accumulation                        0       (29,359)      1,851,691       (2,060,545)
   NATURAL RESOURCES TRUST FUND
 Annuity contracts in
   accumulation                   10,290       (33,769)      2,314,994       (2,595,175)
 MFS FUNDS:
   GLOBAL GOVERNMENT SERIES
 Annuity contracts in
   accumulation                   76,041       (21,062)      1,859,797       (1,976,938)
   TOTAL RETURN SERIES
 Annuity contracts in
   accumulation                2,484,328      (714,994)     60,967,992      (57,383,322)
 MITCHELL HUTCHINS SERIES TRUST:
   GROWTH & INCOME PORTFOLIO
 Annuity contracts in
   accumulation                   62,979       (10,910)        965,684       (1,025,803)
   SMALL CAP PORTFOLIO
 Annuity contracts in
   accumulation                   45,379        (2,446)        238,388         (217,259)
   TACTICAL ALLOCATION PORTFOLIO
 Annuity contracts in
   accumulation                  163,594      (114,014)      9,591,458       (9,738,101)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  ASSET MANAGER PORTFOLIO
Annuity contracts in
  accumulation               ($838,650)    $1,897,225      ($266,900)     ($2,164,125)   ($1,051,635)
  CONTRAFUND PORTFOLIO
Annuity contracts in
  accumulation              15,477,353     56,818,405     (4,148,405)     (60,966,810)   (18,677,533)
  INDEX 500 PORTFOLIO
Annuity contracts in
  accumulation              21,564,283     32,900,456     (5,006,883)     (37,907,339)   (16,112,481)
  INVESTMENT GRADE BOND PORTFOLIO
Annuity contracts in
  accumulation                  55,842         75,103        135,182           60,079        343,390
JANUS ASPEN SERIES:
  AGGRESSIVE GROWTH PORTFOLIO
Annuity contracts in
  accumulation              13,188,174    100,137,615    (87,927,298)    (188,064,913)  (137,757,944)
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation              13,307,928     40,182,173     (4,667,881)     (44,850,054)    (8,471,740)
  FLEXIBLE INCOME PORTFOLIO
Annuity contracts in
  accumulation              (1,139,350)      (999,230)       221,880        1,221,110        882,209
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation              26,376,109     56,878,486    (39,758,620)     (96,637,106)   (50,012,990)
  WORLDWIDE GROWTH PORTFOLIO
Annuity contracts in
  accumulation             103,517,579    183,495,928    (57,305,031)    (240,800,959)   (98,392,793)
LEXINGTON FUNDS:
  EMERGING MARKETS FUND
Annuity contracts in
  accumulation                (208,854)       579,071       (118,440)        (697,511)      (935,724)
  NATURAL RESOURCES TRUST FUND
Annuity contracts in
  accumulation                (280,181)      (494,145)       240,727          734,872        431,212
MFS FUNDS:
  GLOBAL GOVERNMENT SERIES
Annuity contracts in
  accumulation                (117,141)       (52,025)        58,605          110,630         48,468
  TOTAL RETURN SERIES
Annuity contracts in
  accumulation               3,584,670      1,850,808      4,094,999        2,244,191      7,598,195
MITCHELL HUTCHINS SERIES TRUST:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                 (60,119)        74,102         30,611          (43,491)       (51,541)
  SMALL CAP PORTFOLIO
Annuity contracts in
  accumulation                  21,129          9,469        (31,643)         (41,112)        22,950
  TACTICAL ALLOCATION PORTFOLIO
Annuity contracts in
  accumulation                (146,643)        35,469       (247,834)        (283,303)      (380,366)
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 OPPENHEIMER FUNDS:
   AGGRESSIVE GROWTH FUND/VA
 Annuity contracts in
   accumulation               $1,624,280     ($710,516)   $109,098,865     ($98,798,801)
   GLOBAL SECURITIES FUND/VA
 Annuity contracts in
   accumulation                1,900,142      (189,190)     15,435,756      (14,996,938)
   MAIN STREET GROWTH & INCOME FUND/VA
 Annuity contracts in
   accumulation                3,264,181      (842,224)     79,391,324      (77,728,674)
   STRATEGIC BOND FUND/VA
 Annuity contracts in
   accumulation                1,683,741      (275,767)     23,931,129      (25,220,954)
 PORTFOLIO PARTNERS, INC. (PPI):
   PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO (1)
 Annuity contracts in
   accumulation               10,514,688      (890,046)     58,291,587      (47,911,570)
   PPI MFS EMERGING EQUITIES PORTFOLIO
 Annuity contracts in
   accumulation                1,936,641    (2,335,328)    219,053,249     (189,229,670)
   PPI MFS RESEARCH GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                7,888,039    (1,400,474)     89,947,830      (67,521,268)
   PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                3,948,392      (434,893)    120,805,337     (129,195,271)
   PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
 Annuity contracts in
   accumulation               10,454,000    (1,675,520)    125,754,806      (91,309,615)
 TOTAL VARIABLE ANNUITY
   ACCOUNT B                $527,997,200  ($84,578,915) $6,595,668,326  ($6,264,073,053)

 (1) - Effective May 1, 2000, PPI MFS Value Equity Portfolio's name changed to PPI MFS Capital Opportunities Portfolio.

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
OPPENHEIMER FUNDS:
  AGGRESSIVE GROWTH FUND/VA
Annuity contracts in
  accumulation             $10,300,064     $8,288,775   ($17,023,622)    ($25,312,397)  ($14,098,569)
  GLOBAL SECURITIES FUND/VA
Annuity contracts in
  accumulation                 438,818      2,312,761        167,134       (2,145,627)         4,143
  MAIN STREET GROWTH & INCOME FUND/VA
Annuity contracts in
  accumulation               1,662,650      7,488,511     (3,884,729)     (11,373,240)    (7,288,633)
  STRATEGIC BOND FUND/VA
Annuity contracts in
  accumulation              (1,289,825)       (12,690)       145,482          158,172        276,321
PORTFOLIO PARTNERS, INC. (PPI):
  PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO (1)
Annuity contracts in
  accumulation              10,380,017     64,359,069    (10,163,046)     (74,522,115)   (54,517,456)
  PPI MFS EMERGING EQUITIES PORTFOLIO
Annuity contracts in
  accumulation              29,823,579     26,374,011    (23,512,406)     (49,886,417)   (20,461,525)
  PPI MFS RESEARCH GROWTH PORTFOLIO
Annuity contracts in
  accumulation              22,426,562     17,014,014     (8,619,374)     (25,633,388)     3,280,739
  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Annuity contracts in
  accumulation              (8,389,934)     3,641,431        680,506       (2,960,925)    (7,837,360)
  PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Annuity contracts in
  accumulation              34,445,191     40,800,081     (3,849,578)     (44,649,659)    (1,425,988)
TOTAL VARIABLE ANNUITY
  ACCOUNT B                $331,595,273  $860,262,998  ($650,455,465) ($1,510,718,463) ($735,704,905)

 (1) - Effective May 1, 2000, PPI MFS Value Equity Portfolio's name changed to PPI MFS Capital Opportunities Portfolio.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2000
                                                                    Net                Net
                                                   Net           Change in     Increase (Decrease)            Net Assets
                                    Net          Realized       Unrealized        in Net Assets               ----------
                                Investment     Gain (Loss)      Gain (Loss)         from Unit         Beginning          End
                               Income (Loss)  on Investments  on Investments      Transactions         of Year         of Year
AETNA ASCENT VP
Annuity contracts in
  accumulation                     ($19,986)        $80,904         ($395,465)      ($2,126,497)       $19,981,127     $17,494,584
Annuity contracts in payment
  period                                                                                                         0          25,499
AETNA BALANCED VP, INC.
Annuity contracts in
  accumulation                   25,438,446       4,392,299       (33,376,108)       (3,685,639)       180,920,898     170,506,936
Annuity contracts in payment
  period                                                                                                26,077,945      29,260,905
AETNA BOND VP
Annuity contracts in
  accumulation                    4,302,985      (3,926,075)        7,191,021        (7,130,690)        93,390,139      93,669,011
Annuity contracts in payment
  period                                                                                                 5,662,703       5,821,072
AETNA CROSSROADS VP
Annuity contracts in
  accumulation                      120,571         150,209          (451,841)       (3,675,149)        23,405,948      19,642,538
Annuity contracts in payment
  period                                                                                                 1,540,450       1,447,650
AETNA GET FUND, SERIES C
Annuity contracts in
  accumulation                    1,335,752         108,141        (2,078,587)         (591,069)         7,124,468       5,898,705
AETNA GET FUND, SERIES D
Annuity contracts in
  accumulation                    5,467,967       1,618,863       (15,094,126)      (38,850,045)       176,632,929     129,775,588
AETNA GET FUND, SERIES E
Annuity contracts in
  accumulation                    8,639,502       8,869,525       (39,559,697)      (25,814,741)       381,698,376     333,832,965
AETNA GET FUND, SERIES G
Annuity contracts in
  accumulation                    1,309,580        (876,702)      (10,027,839)      (15,815,466)       211,855,059     186,444,632
AETNA GET FUND, SERIES H
Annuity contracts in
  accumulation                      739,272       2,185,186        (3,461,611)      140,573,888          1,726,955     141,763,690
AETNA GET FUND, SERIES I
Annuity contracts in
  accumulation                      275,200        (694,416)       (1,839,216)       95,187,357                  0      92,928,925
AETNA GET FUND, SERIES J
Annuity contracts in
  accumulation                      176,931        (484,516)       (2,762,925)       82,942,126                  0      79,871,616
AETNA GET FUND, SERIES K
Annuity contracts in
  accumulation                       77,450          (6,354)         (937,549)       94,656,274                  0      93,789,821
AETNA GET FUND, SERIES L
Annuity contracts in
  accumulation                          211              (7)              194           584,448                  0         584,846
AETNA GROWTH AND INCOME VP
Annuity contracts in
  accumulation                  105,139,609     (62,524,949)     (172,388,883)     (115,312,686)       980,638,280     765,261,567
Annuity contracts in payment
  period                                                                                               192,658,329     162,948,133
AETNA GROWTH VP
Annuity contracts in
  accumulation                      461,767       6,743,912       (19,879,627)       26,673,488         66,260,594      78,188,522
Annuity contracts in payment
  period                                                                                                 4,742,043       6,813,655
AETNA HIGH YIELD VP
Annuity contracts in
  accumulation                         (962)        (25,592)           16,080          (235,208)           245,682               0
AETNA INDEX PLUS LARGE CAP VP
Annuity contracts in
  accumulation                   28,381,224       4,674,934       (61,091,320)       50,756,181        198,210,089     217,699,546
Annuity contracts in payment
  period                                                                                                40,863,938      44,095,500

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
AETNA INDEX PLUS MID CAP VP
Annuity contracts in
  accumulation                      ($4,927)        $73,276          $120,220        $5,677,943           $866,762      $6,733,274
AETNA INDEX PLUS SMALL CAP VP
Annuity contracts in
  accumulation                       (7,596)        106,384           (26,790)          114,561            911,313       1,097,872
AETNA INTERNATIONAL VP
Annuity contracts in
  accumulation                    1,596,233      (1,644,967)       (2,185,425)        7,402,219          4,434,269       9,382,842
Annuity contracts in payment
  period                                                                                                   105,507         324,994
AETNA LEGACY VP
Annuity contracts in
  accumulation                      168,261         284,243           512,081        (4,343,073)        26,597,646      22,842,539
Annuity contracts in payment
  period                                                                                                 2,972,058       3,348,677
AETNA MONEY MARKET VP
Annuity contracts in
  accumulation                    6,549,004       3,555,570           236,421       (14,305,266)       214,710,443     206,567,488
Annuity contracts in payment
  period                                                                                                 1,062,436       5,241,120
AETNA REAL ESTATE SECURITIES VP
Annuity contracts in
  accumulation                      (13,273)        253,381           181,523        (2,361,351)         1,925,817               0
Annuity contracts in payment
  period                                                                                                    13,903               0
AETNA SMALL COMPANY VP
Annuity contracts in
  accumulation                    2,067,862       2,636,272        (5,013,959)       21,990,505         25,125,952      45,163,536
Annuity contracts in payment
  period                                                                                                   463,770       2,106,866
AETNA TECHNOLOGY VP
Annuity contracts in
  accumulation                      (51,699)     (1,245,161)       (3,777,303)       14,906,762                  0       9,832,599
AETNA VALUE OPPORTUNITY VP
Annuity contracts in
  accumulation                    2,255,445       1,506,660        (2,438,845)        1,467,498         16,918,826      19,709,584
AIM V.I. FUNDS:
  CAPITAL APPRECIATION FUND
Annuity contracts in
  accumulation                      479,698       2,920,558        (7,876,908)       20,492,644          9,923,942      25,248,912
Annuity contracts in payment
  period                                                                                                    47,197         738,219
  GOVERNMENT SECURITIES FUND
Annuity contracts in
  accumulation                        1,562               0              (259)          293,609                  0         294,912
  GROWTH AND INCOME FUND
Annuity contracts in
  accumulation                    1,050,543       2,282,076       (12,286,042)       35,286,376         22,700,889      46,632,179
Annuity contracts in payment
  period                                                                                                   789,296       3,190,959
  GROWTH FUND
Annuity contracts in
  accumulation                      843,700         823,540       (11,755,732)       28,414,358         18,608,980      36,220,507
Annuity contracts in payment
  period                                                                                                   322,083       1,036,422
  VALUE FUND
Annuity contracts in
  accumulation                    2,510,869      (2,319,506)      (12,406,102)       43,738,065         40,884,392      70,471,041
Annuity contracts in payment
  period                                                                                                   942,276       2,878,953
ALGER AMERICAN FUNDS:
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                      423,844       1,720,600        (2,328,441)       (1,141,945)         6,213,801       4,887,859

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
  INCOME & GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   $3,768,859      $4,541,175       ($8,720,878)      ($2,090,817)       $19,087,670     $16,586,009
  LEVERAGED ALLCAP PORTFOLIO
Annuity contracts in
  accumulation                    1,813,579      10,683,320       (17,950,996)       (4,095,310)        25,112,341      15,562,934
ALLIANCE FUNDS:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                       (1,396)            (30)           34,311           864,832                  0         897,717
  PREMIER GROWTH PORTFOLIO
Annuity contracts in
  accumulation                       (3,883)           (218)         (105,771)        2,797,333                  0       2,687,461
  QUASAR PORTFOLIO
Annuity contracts in
  accumulation                         (126)           (160)            2,230            80,526                  0          82,470
AMERICAN CENTURY VP FUNDS:
  BALANCED FUND
Annuity contracts in
  accumulation                       92,716         (48,893)         (158,120)         (653,587)         3,452,367       2,684,483
  INTERNATIONAL FUND
Annuity contracts in
  accumulation                       45,347       2,194,431        (3,396,853)       (1,437,282)         7,499,031       4,904,674
CALVERT SOCIAL BALANCED PORTFOLIO
Annuity contracts in
  accumulation                       89,491         169,525          (225,816)         (108,598)         2,589,130       2,513,732
FEDERATED INSURANCE SERIES:
  AMERICAN LEADERS FUND II
Annuity contracts in
  accumulation                    2,701,430      10,076,833       (12,544,414)      (22,814,712)       125,105,874     102,497,426
Annuity contracts in payment
  period                                                                                                    61,038          88,623
  EQUITY INCOME FUND II
Annuity contracts in
  accumulation                     (103,182)      1,436,428        (4,849,921)       (2,611,778)        30,384,515      24,223,008
Annuity contracts in payment
  period                                                                                                     8,185          41,239
  GROWTH STRATEGIES FUND II
Annuity contracts in
  accumulation                    2,726,135       6,275,415       (18,445,402)       (3,424,589)        46,677,628      33,809,187
  HIGH INCOME BOND FUND II
Annuity contracts in
  accumulation                    3,013,120      (2,605,984)       (3,978,186)      (11,789,080)        41,788,490      26,434,464
Annuity contracts in payment
  period                                                                                                    17,816          11,712
  INTERNATIONAL EQUITY FUND II
Annuity contracts in
  accumulation                    4,109,759       2,498,090       (13,249,893)       (2,226,299)        28,925,669      20,017,475
Annuity contracts in payment
  period                                                                                                         0          39,851
  PRIME MONEY FUND II
Annuity contracts in
  accumulation                      365,832               0                 0          (319,878)         8,657,471       8,703,425
  U.S. GOVERNMENT SECURITIES FUND II
Annuity contracts in
  accumulation                      469,048         135,842           413,546        (2,699,444)        12,814,411      11,133,403
  UTILITY FUND II
Annuity contracts in
  accumulation                      911,360       1,515,798        (4,760,899)       (4,874,174)        26,498,835      19,310,088
Annuity contracts in payment
  period                                                                                                    59,670          40,502

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  EQUITY-INCOME PORTFOLIO
Annuity contracts in
  accumulation                  $12,572,852      $4,766,327       ($5,706,151)     ($15,362,952)      $191,754,908    $188,024,984
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   20,362,665      39,333,103       (89,518,485)       30,450,179        208,982,521     209,609,983
  HIGH INCOME PORTFOLIO
Annuity contracts in
  accumulation                    3,282,958     (14,490,509)       (2,699,682)       (3,275,558)        61,938,947      44,851,961
Annuity contracts in payment
  period                                                                                                   755,677         659,872
  OVERSEAS PORTFOLIO
Annuity contracts in
  accumulation                    1,761,141        (222,759)       (5,262,586)       (1,913,521)        20,088,940      14,451,215
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  ASSET MANAGER PORTFOLIO
Annuity contracts in
  accumulation                    1,951,140        (838,650)       (2,164,125)       (2,646,869)        21,519,462      17,820,958
  CONTRAFUND PORTFOLIO
Annuity contracts in
  accumulation                   26,811,924      15,477,353       (60,966,810)          642,863        234,998,024     216,963,354
  INDEX 500 PORTFOLIO
Annuity contracts in
  accumulation                      230,575      21,564,283       (37,907,339)      (21,306,125)       170,467,635     133,049,029
  INVESTMENT GRADE BOND PORTFOLIO
Annuity contracts in
  accumulation                      227,469          55,842            60,079          (763,474)         4,120,050       3,699,966
JANUS ASPEN SERIES:
  AGGRESSIVE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   37,118,795      13,188,174      (188,064,913)      137,555,004        274,665,000     274,462,060
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                   23,070,386      13,307,928       (44,850,054)       67,292,044        185,323,915     244,144,219
  FLEXIBLE INCOME PORTFOLIO
Annuity contracts in
  accumulation                      800,449      (1,139,350)        1,221,110        (1,735,067)        19,582,411      18,729,553
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   20,248,007      26,376,109       (96,637,106)       94,745,263        213,572,309     253,461,282
Annuity contracts in payment
  period                                                                                                 9,348,397      14,191,697
  WORLDWIDE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   38,890,587     103,517,579      (240,800,959)      100,536,442        470,413,281     467,731,442
Annuity contracts in payment
  period                                                                                                11,305,698      16,131,186
LEXINGTON FUNDS:
  EMERGING MARKETS FUND
Annuity contracts in
  accumulation                      (29,359)       (208,854)         (697,511)         (383,164)         2,574,027       1,255,139
  NATURAL RESOURCES TRUST FUND
Annuity contracts in
  accumulation                      (23,479)       (280,181)          734,872          (799,653)         3,168,963       2,800,522
MFS FUNDS:
  GLOBAL GOVERNMENT SERIES
Annuity contracts in
  accumulation                       54,979        (117,141)          110,630          (154,591)         1,643,414       1,537,291
  TOTAL RETURN SERIES
Annuity contracts in
  accumulation                    1,769,334       3,584,670         2,244,191         5,010,468         50,789,444      63,398,107

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
MITCHELL HUTCHINS SERIES TRUST:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                      $52,069        ($60,119)         ($43,491)         $191,823           $809,956        $950,238
  SMALL CAP PORTFOLIO
Annuity contracts in
  accumulation                       42,933          21,129           (41,112)           13,275            172,522         208,747
  TACTICAL ALLOCATION PORTFOLIO
Annuity contracts in
  accumulation                       49,580        (146,643)         (283,303)        5,525,454          7,364,195      12,509,283
OPPENHEIMER FUNDS:
  AGGRESSIVE GROWTH FUND/VA
Annuity contracts in
  accumulation                      913,764      10,300,064       (25,312,397)       40,219,243         29,291,524      55,317,044
Annuity contracts in payment
  period                                                                                                 1,639,824       1,734,978
  GLOBAL SECURITIES FUND/VA
Annuity contracts in
  accumulation                    1,710,952         438,818        (2,145,627)        7,741,683          9,513,748      17,259,574
  MAIN STREET GROWTH & INCOME FUND/VA
Annuity contracts in
  accumulation                    2,421,957       1,662,650       (11,373,240)       18,574,761         56,214,303      66,668,968
Annuity contracts in payment
  period                                                                                                   151,990         983,453
  STRATEGIC BOND FUND/VA
Annuity contracts in
  accumulation                    1,407,974      (1,289,825)          158,172         3,260,148         19,569,256      22,834,845
Annuity contracts in payment
  period                                                                                                   228,810         499,690
PORTFOLIO PARTNERS, INC. (PPI):
  PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO (1)
Annuity contracts in
  accumulation                    9,624,642      10,380,017       (74,522,115)       77,813,035         53,173,898      74,490,975
Annuity contracts in payment
  period                                                                                                 1,763,893       3,742,395
  PPI MFS EMERGING EQUITIES PORTFOLIO
Annuity contracts in
  accumulation                     (398,687)     29,823,579       (49,886,417)      (26,097,535)       181,712,440     134,260,645
Annuity contracts in payment
  period                                                                                                 1,531,267       2,424,002
  PPI MFS RESEARCH GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    6,487,565      22,426,562       (25,633,388)       (7,907,361)       102,536,898      97,910,276
  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    3,513,499      (8,389,934)       (2,960,925)       10,664,760         35,328,550      37,459,265
Annuity contracts in payment
  period                                                                                                   123,723         820,408
  PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Annuity contracts in
  accumulation                    8,778,480      34,445,191       (44,649,659)      (12,137,687)       126,069,747     111,737,190
Annuity contracts in payment
  period                                                                                                   723,814       1,492,696
TOTAL VARIABLE ANNUITY
  ACCOUNT B                    $443,418,285    $331,595,273   ($1,510,718,463)     $886,119,508     $6,173,851,032  $6,324,265,635

(1) - Effective May 1, 2000, PPI MFS Value Equity Portfolio's name changed to PPI MFS Capital Opportunities Portfolio.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                                    Net                Net
                                                    Net          Change in     Increase (Decrease)             Net Assets
                                    Net           Realized       Unrealized       in Net Assets                ----------
                                 Investment     Gain (Loss)     Gain (Loss)         from Unit          Beginning           End
                               Income (Loss)   on Investments  on Investments     Transactions          of Year          of Year
AETNA ASCENT VP
Annuity contracts in
  accumulation                    $1,070,293        $614,087        $688,288       ($7,289,731)         $24,898,190      $19,981,127
AETNA BALANCED VP, INC.
Annuity contracts in
  accumulation                    24,109,936       5,798,309      (6,953,408)      (10,869,045)         176,154,146      180,920,898
Annuity contracts in payment
  period                                                                                                 18,758,905       26,077,945
AETNA BOND VP
Annuity contracts in
  accumulation                     5,009,815        (250,395)     (6,626,783)       10,606,260           85,100,187       93,390,139
Annuity contracts in payment
  period                                                                                                  5,213,758        5,662,703
AETNA CROSSROADS VP
Annuity contracts in
  accumulation                     1,159,582         835,357          92,697        (6,748,440)          28,289,880       23,405,948
Annuity contracts in payment
  period                                                                                                  1,317,322        1,540,450
AETNA GET FUND, SERIES B
Annuity contracts in
  accumulation                     7,720,048      (4,212,086)     (3,285,620)      (19,622,110)          19,399,768                0
AETNA GET FUND, SERIES C
Annuity contracts in
  accumulation                     1,883,527       1,202,519      (1,645,757)       (3,591,840)           9,276,019        7,124,468
AETNA GET FUND, SERIES D
Annuity contracts in
  accumulation                     1,027,651         877,472       9,652,660        75,168,020           89,907,126      176,632,929
AETNA GET FUND, SERIES E
Annuity contracts in
  accumulation                       512,899         235,363      23,410,070       357,540,044                    0      381,698,376
AETNA GET FUND, SERIES G
Annuity contracts in
  accumulation                      (105,549)         10,944       5,934,910       206,014,754                    0      211,855,059
AETNA GET FUND, SERIES H
Annuity contracts in
  accumulation                          (535)              0           2,439         1,725,051                    0        1,726,955
AETNA GROWTH AND INCOME VP
Annuity contracts in
  accumulation                   195,636,189      27,598,205     (54,549,571)     (106,172,195)         955,586,320      980,638,280
Annuity contracts in payment
  period                                                                                                155,197,661      192,658,329
AETNA GROWTH VP
Annuity contracts in
  accumulation                     2,503,752       8,758,918       4,526,105        25,546,818           28,467,187       66,260,594
Annuity contracts in payment
  period                                                                                                  1,199,857        4,742,043
AETNA HIGH YIELD VP
Annuity contracts in
  accumulation                        20,145         (26,909)         22,547              (487)             230,386          245,682
AETNA INDEX PLUS LARGE CAP VP
Annuity contracts in
  accumulation                     7,633,075      12,905,081      14,212,836       117,244,893           85,248,495      198,210,089
Annuity contracts in payment
  period                                                                                                  1,829,647       40,863,938
AETNA INDEX PLUS MID CAP VP
Annuity contracts in
  accumulation                       151,622           3,176         (67,301)          403,520              375,745          866,762
AETNA INDEX PLUS SMALL CAP VP
Annuity contracts in
  accumulation                        (6,226)          4,776          88,028          (145,065)             969,800          911,313
AETNA INTERNATIONAL VP
Annuity contracts in
  accumulation                       314,228         796,809         334,892         1,562,914            1,528,847        4,434,269
Annuity contracts in payment
  period                                                                                                      2,086          105,507

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
AETNA LEGACY VP
Annuity contracts in
  accumulation                    $1,259,802        $677,837       ($268,597)      ($7,254,086)         $32,331,905      $26,597,646
Annuity contracts in payment
  period                                                                                                  2,822,843        2,972,058
AETNA MONEY MARKET VP
Annuity contracts in
  accumulation                     4,806,378       2,133,321         330,845        58,499,955          149,772,871      214,710,443
Annuity contracts in payment
  period                                                                                                    229,509        1,062,436
AETNA REAL ESTATE SECURITIES VP
Annuity contracts in
  accumulation                        79,420         (94,506)       (103,018)        1,076,287              965,259        1,925,817
Annuity contracts in payment
  period                                                                                                     16,278           13,903
AETNA SMALL COMPANY VP
Annuity contracts in
  accumulation                        46,684         495,596       5,053,673         1,501,029           18,295,242       25,125,952
Annuity contracts in payment
  period                                                                                                    197,498          463,770
AETNA VALUE OPPORTUNITY VP
Annuity contracts in
  accumulation                       571,020       1,109,347       1,089,659        (4,540,412)          18,689,212       16,918,826
AIM V.I. FUNDS:
  CAPITAL APPRECIATION FUND
Annuity contracts in
  accumulation                       162,329         218,729       2,092,057         7,199,232              298,792        9,923,942
Annuity contracts in payment
  period                                                                                                          0           47,197
  GROWTH AND INCOME FUND
Annuity contracts in
  accumulation                        72,400          84,137       3,729,182        19,382,908              221,558       22,700,889
Annuity contracts in payment
  period                                                                                                          0          789,296
  GROWTH FUND
Annuity contracts in
  accumulation                       569,280          91,500       2,699,619        15,273,804              296,860       18,608,980
Annuity contracts in payment
  period                                                                                                          0          322,083
  VALUE FUND
Annuity contracts in
  accumulation                       473,993         272,868       4,649,445        35,726,392              703,970       40,884,392
Annuity contracts in payment
  period                                                                                                          0          942,276
ALGER AMERICAN FUNDS:
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                       369,558         503,031         585,771        (1,430,177)           6,185,618        6,213,801
  INCOME & GROWTH PORTFOLIO
Annuity contracts in
  accumulation                       692,076       1,010,580       3,954,746        (2,033,469)          15,463,737       19,087,670
  LEVERAGED ALLCAP PORTFOLIO
Annuity contracts in
  accumulation                       977,173       1,941,955       8,510,988        (3,289,670)          16,971,895       25,112,341
AMERICAN CENTURY VP FUNDS:
  BALANCED FUND
Annuity contracts in
  accumulation                       626,812          42,756        (373,958)       (1,575,541)           4,732,298        3,452,367
  INTERNATIONAL FUND
Annuity contracts in
  accumulation                       (80,728)        370,470       2,677,680        (1,259,618)           5,791,227        7,499,031
CALVERT SOCIAL BALANCED PORTFOLIO
Annuity contracts in
  accumulation                       221,160          35,903          (6,720)          380,705            1,958,082        2,589,130

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
FEDERATED INSURANCE SERIES:
  AMERICAN LEADERS FUND II
Annuity contracts in
  accumulation                   $11,655,701      $9,006,979    ($13,940,497)     ($16,005,273)        $134,398,144     $125,105,874
Annuity contracts in payment
  period                                                                                                     51,858           61,038
  EQUITY INCOME FUND II
Annuity contracts in
  accumulation                       417,336       1,150,293       3,009,771        (2,848,736)          28,656,460       30,384,515
Annuity contracts in payment
  period                                                                                                      7,576            8,185
  GROWTH STRATEGIES FUND II
Annuity contracts in
  accumulation                      (459,868)      1,914,945      17,537,931           234,105           27,450,515       46,677,628
  HIGH INCOME BOND FUND II
Annuity contracts in
  accumulation                     3,429,519         525,169      (3,482,849)       (8,553,264)          49,887,731       41,788,490
Annuity contracts in payment
  period                                                                                                          0           17,816
  INTERNATIONAL EQUITY FUND II
Annuity contracts in
  accumulation                       232,563       1,197,123      11,869,478        (1,894,959)          17,521,464       28,925,669
  PRIME MONEY FUND II
Annuity contracts in
  accumulation                       284,037           2,223          (2,223)          306,114            8,067,320        8,657,471
  U.S. GOVERNMENT SECURITIES FUND II
Annuity contracts in
  accumulation                       529,521         252,857      (1,085,066)       (2,937,725)          16,054,824       12,814,411
  UTILITY FUND II
Annuity contracts in
  accumulation                     1,703,210       1,436,932      (3,152,728)       (3,766,513)          30,329,937       26,498,835
Annuity contracts in payment
  period                                                                                                      7,667           59,670
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  EQUITY-INCOME PORTFOLIO
Annuity contracts in
  accumulation                     5,793,712       7,476,209      (5,035,413)        7,411,679          176,108,721      191,754,908
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    13,956,409       5,777,289      33,718,335        17,013,720          138,516,768      208,982,521
  HIGH INCOME PORTFOLIO
Annuity contracts in
  accumulation                     4,245,596      (2,480,388)      1,818,996         9,278,961           49,328,098       61,938,947
Annuity contracts in payment
  period                                                                                                    503,361          755,677
  OVERSEAS PORTFOLIO
Annuity contracts in
  accumulation                       422,796       1,581,304       4,144,886        (3,946,889)          17,886,843       20,088,940
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  ASSET MANAGER PORTFOLIO
Annuity contracts in
  accumulation                     1,230,871         409,194         263,798          (799,139)          20,414,738       21,519,462
  CONTRAFUND PORTFOLIO
Annuity contracts in
  accumulation                     4,155,125      15,587,326      21,616,930        30,664,230          162,974,413      234,998,024
  INDEX 500 PORTFOLIO
Annuity contracts in
  accumulation                       196,112      19,542,751       7,362,436         1,630,498          141,735,838      170,467,635
  INVESTMENT GRADE BOND PORTFOLIO
Annuity contracts in
  accumulation                       210,765          70,130        (402,945)       (1,453,541)           5,695,641        4,120,050

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
JANUS ASPEN SERIES:
  AGGRESSIVE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    $2,863,809     $27,339,558     $92,030,766       $95,062,093          $57,368,774     $274,665,000
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                     1,715,618       3,244,252      24,941,102        83,194,454           72,228,489      185,323,915
  FLEXIBLE INCOME PORTFOLIO
Annuity contracts in
  accumulation                     1,138,116         147,199      (1,254,423)       (1,081,920)          20,633,439       19,582,411
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                      (642,536)      7,909,529      44,597,338       101,412,913           68,058,273      213,572,309
Annuity contracts in payment
  period                                                                                                  1,585,189        9,348,397
  WORLDWIDE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    (3,385,958)     31,635,650     146,254,486        59,587,939          243,902,115      470,413,281
Annuity contracts in payment
  period                                                                                                  3,724,747       11,305,698
LEXINGTON FUNDS:
  EMERGING MARKETS FUND, INC.
Annuity contracts in
  accumulation                       (14,369)       (266,288)      1,775,730          (430,469)           1,509,423        2,574,027
  NATURAL RESOURCES TRUST FUND
Annuity contracts in
  accumulation                       (22,165)       (316,185)        772,124        (1,219,704)           3,954,893        3,168,963
MFS FUNDS:
  GLOBAL GOVERNMENT SERIES (1)
Annuity contracts in
  accumulation                        77,487           7,270        (154,317)         (301,164)           2,014,138        1,643,414
  TOTAL RETURN SERIES
Annuity contracts in
  accumulation                     1,596,766       1,093,651      (1,983,927)       11,945,226           38,137,728       50,789,444
MITCHELL HUTCHINS SERIES TRUST:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                        (2,947)          2,524          74,102           736,277                    0          809,956
  SMALL CAP PORTFOLIO
Annuity contracts in
  accumulation                         5,171             (67)          9,469           157,949                    0          172,522
  TACTICAL ALLOCATION PORTFOLIO
Annuity contracts in
  accumulation                       460,824           9,529          35,469         6,858,373                    0        7,364,195
OPPENHEIMER FUNDS:
  AGGRESSIVE GROWTH FUND/VA (2)
Annuity contracts in
  accumulation                      (228,766)      5,655,000       7,045,547         6,541,844           11,917,723       29,291,524
Annuity contracts in payment
  period                                                                                                          0        1,639,824
  GLOBAL SECURITIES FUND/VA (3)
Annuity contracts in
  accumulation                       185,519       1,784,568       1,526,756        (1,636,196)           7,653,101        9,513,748
  MAIN STREET GROWTH & INCOME FUND/VA (4)
Annuity contracts in
  accumulation                      (134,847)        467,684       7,924,335        12,915,912           35,193,209       56,214,303
Annuity contracts in payment
  period                                                                                                          0          151,990

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
  STRATEGIC BOND FUND/VA (5)
Annuity contracts in
  accumulation                      $572,117       ($208,339)       ($60,353)       $6,396,041          $12,897,019      $19,569,256
Annuity contracts in payment
  period                                                                                                    201,581          228,810
PORTFOLIO PARTNERS, INC. (PPI):
  PPI MFS EMERGING EQUITIES PORTFOLIO
Annuity contracts in
  accumulation                      (407,825)     15,683,351      44,935,086        (9,039,734)         131,150,274      181,712,440
Annuity contracts in payment
  period                                                                                                    922,555        1,531,267
  PPI MFS RESEARCH GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    (1,012,592)      4,690,269      15,357,529        (5,108,995)          88,610,687      102,536,898
  PPI MFS VALUE EQUITY PORTFOLIO
Annuity contracts in
  accumulation                       663,657       2,175,318      13,243,961        10,888,326           27,062,849       53,173,898
Annuity contracts in payment
  period                                                                                                    903,680        1,763,893
  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Annuity contracts in
  accumulation                       780,667       9,268,050       2,777,929         5,029,371           17,577,310       35,328,550
Annuity contracts in payment
  period                                                                                                     18,946          123,723
  PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Annuity contracts in
  accumulation                     1,255,333       5,270,752      15,908,462       (14,489,363)         118,791,854      126,069,747
Annuity contracts in payment
  period                                                                                                     56,523          723,814
TOTAL VARIABLE ANNUITY
  ACCOUNT B                     $312,954,293    $243,088,761    $510,456,415    $1,150,783,141       $3,956,568,422   $6,173,851,032

(1) - Effective May 1, 1999, MFS Worldwide Government Series name changed to MFS Global Government Series.
(2) - Effective May 1, 1999, Oppenheimer Aggressive Growth Fund/OVAF's name changed to Oppenheimer Aggressive Growth Fund/VA.
(3) - Effective May 1, 1999, Oppenheimer Global Securities Fund/OVAF's name changed to Oppenheimer Global Securities Fund/VA.
(4) - Effective May 1, 1999, Oppenheimer Growth and Income Fund/OVAF's name changed to Oppenheimer Main Street Growth and Income Fund/VA.
(5) - Effective May 1, 1999, Oppenheimer Strategic Bond Fund/OVAF's name changed to Oppenheimer Strategic Bond Fund/VA.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Variable Annuity Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account B (the "Account") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the condensed financial information for the year ended December 31, 2000. These financial statements and the condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account B as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the condensed financial information for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

[KPMG LLP SIGNATURE]
Hartford, Connecticut
February 2, 2001

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                    Page
                                                    ----

Independent Auditors' Report......................   F-2

Consolidated Financial Statements:

    Consolidated Statements of Income for the One
       Month Ended December 31, 2000, the Eleven
       Months Ended November 30, 2000 and for the
       Years Ended December 31, 1999 and 1998.....   F-3

    Consolidated Balance Sheets as of
       December 31, 2000 and 1999.................   F-4

    Consolidated Statements of Changes in
       Shareholder's Equity for the One Month
       Ended December 31, 2000, the Eleven Months
       Ended November 30, 2000 and for the Years
       Ended December 31, 1999 and 1998...........   F-5

    Consolidated Statements of Cash Flows for the
       One Month Ended December 31, 2000, the
       Eleven Months Ended November 30, 2000 and
       for the Years Ended December 31, 1999 and
       1998.......................................   F-6

    Notes to Consolidated Financial Statements....   F-7

                          INDEPENDENT AUDITORS' REPORT

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 2000 ("Successor Company") and December 31, 1999 ("Preacquisition Company"), and the related consolidated statements of income, changes in shareholder's equity and cash flows for the period from December 1, 2000 to December 31, 2000 ("Successor Company"), and for the period from January 1, 2000 to November 30, 2000 and the years ended December 31, 1999 and 1998 ("Preacquisition Company"). These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Successor Company's consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 2000, and the results of their operations and their cash flows for the period from December 1, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. Further, in our opinion, the Preacquisition Company's consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 1999, and the results of their operations and their cash flows for the period from January 1, 2000 to November 30, 2000, and the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective November 30, 2000, ING America Insurance Holdings Inc. acquired all of the outstanding stock of Aetna Inc., Aetna Life Insurance and Annuity Company's indirect parent and sole shareholder in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                                /s/ KPMG LLP

Hartford, Connecticut
March 27, 2001

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
                                   (millions)

                                                                                        Preacquisition
                                                                       ------------------------------------------------
                                                        One month      Eleven months
                                                          ended            ended          Year ended       Year ended
                                                      December 31,      November 30,     December 31,     December 31,
                                                          2000              2000             1999             1998
                                                      -------------    --------------    -------------    -------------
Revenue:
  Premiums                                               $ 16.5           $  137.7         $  107.5         $   79.4
  Charges assessed against policyholders                   36.4              424.6            388.3            324.3
  Net investment income                                    78.6              833.8            886.3            871.8
  Net realized capital (losses) gains                       1.8              (37.2)           (21.5)            10.4
  Other income                                             13.4              148.7            129.7            100.2
                                                         ------           --------         --------         --------
      Total revenue                                       146.7            1,507.6          1,490.3          1,386.1
                                                         ------           --------         --------         --------
Benefits and expenses:
  Current and future benefits                              68.9              726.7            746.2            714.4
  Operating expenses:
    Salaries and related benefits                          29.9              187.5            153.0            141.0
    Other                                                  19.2              227.1            213.7            199.6
  Amortization of deferred policy acquisition costs
    and value of business acquired                         10.2              116.7            104.9             91.2
                                                         ------           --------         --------         --------
      Total benefits and expenses                         128.2            1,258.0          1,217.8          1,146.2
                                                         ------           --------         --------         --------

Income from continuing operations before income
  taxes                                                    18.5              249.6            272.5            239.9
Income taxes                                                5.9               78.1             90.6             67.1
                                                         ------           --------         --------         --------

Income from continuing operations                          12.6              171.5            181.9            172.8
Discontinued operations, net of tax:
  Income from operations                                     --                 --               --             61.8
  Amortization of deferred gain on sale                      --                5.7              5.7               --
  Immediate gain on sale                                     --                 --               --             59.0
                                                         ------           --------         --------         --------

Net income                                               $ 12.6           $  177.2         $  187.6         $  293.6
                                                         ======           ========         ========         ========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                         (millions, except share data)

                                                                  December 31,       December 31,
                                                                      2000               1999
                                                                  -------------      -------------
                           ASSETS
Investments:
  Debt securities available for sale, at fair value
    (amortized cost: $11,120.0 and $11,657.9)                       $11,244.7          $11,410.1
  Equity securities, at fair value:
    Nonredeemable preferred stock (cost: $109.0 and $134.7)             100.7              130.9
    Investment in affiliated mutual funds (cost: $9.6 and
      $63.5)                                                             12.7               64.1
    Common stock (cost: $2.2 and $6.7)                                    3.5               11.5
  Short-term investments                                                109.4               74.2
  Mortgage loans                                                          4.6                6.7
  Policy loans                                                          339.3              314.0
  Other investments                                                      13.4               13.2
  Securities pledged to creditors (amortized cost: $126.8)              129.0                 --
                                                                    ---------          ---------
        Total investments                                            11,957.3           12,024.7
Cash and cash equivalents                                               796.3              694.4
Short-term investments under securities loan agreement                  131.8              238.8
Accrued investment income                                               147.2              150.7
Premiums due and other receivables                                       82.9              298.3
Reinsurance recoverable                                               3,005.8            3,001.2
Current income taxes                                                     40.6                 --
Deferred income taxes                                                      --              150.4
Deferred policy acquisition costs                                        12.3            1,046.4
Value of business acquired                                            1,780.9                 --
Goodwill                                                              2,297.4                 --
Other assets                                                            154.7               96.5
Separate Accounts assets                                             36,745.8           38,692.6
                                                                    ---------          ---------
        Total assets                                                $57,153.0          $56,394.0
                                                                    =========          =========
            LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Future policy benefits                                            $ 3,977.7          $ 3,850.4
  Unpaid claims and claim expenses                                       29.6               27.3
  Policyholders' funds left with the Company                         11,125.6           11,121.7
                                                                    ---------          ---------
        Total insurance reserve liabilities                          15,132.9           14,999.4
  Payables under securities loan agreement                              131.8              238.8
  Current income taxes                                                     --               14.7
  Deferred income taxes                                                 248.0                 --
  Other liabilities                                                     549.9            1,062.8
  Separate Accounts liabilities                                      36,745.8           38,692.6
                                                                    ---------          ---------
        Total liabilities                                            52,808.4           55,008.3
                                                                    ---------          ---------
Shareholder's equity:
  Common stock, par value $50 (100,000 shares authorized;
    55,000 shares issued and outstanding)                                 2.8                2.8
  Paid-in capital                                                     4,303.8              431.9
  Accumulated other comprehensive gain (loss)                            25.4              (44.8)
  Retained earnings                                                      12.6              995.8
                                                                    ---------          ---------
        Total shareholder's equity                                    4,344.6            1,385.7
                                                                    ---------          ---------
          Total liabilities and shareholder's equity                $57,153.0          $56,394.0
                                                                    =========          =========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (millions)

                                                                                        Preacquisition
                                                                       ------------------------------------------------
                                                        One month      Eleven months
                                                          ended            ended          Year ended       Year ended
                                                      December 31,      November 30,     December 31,     December 31,
                                                          2000              2000             1999             1998
                                                      -------------    --------------    -------------    -------------
Shareholder's equity, beginning of period               $4,313.4          $1,385.7         $1,394.5         $1,853.3

Comprehensive income:
  Net income                                                12.6             177.2            187.6            293.6
  Other comprehensive income (loss), net of tax:
      Unrealized gains (losses) on securities
      ($28.7, $79.4, ($230.2), $18.2 pretax) (1)            18.6              51.6           (149.6)            11.9
                                                        --------          --------         --------         --------
Total comprehensive income                                  31.2             228.8             38.0            305.5
                                                        --------          --------         --------         --------

Capital contributions:
  Cash                                                        --              73.5               --              9.3
  Assets                                                      --              56.0               --               --
                                                        --------          --------         --------         --------
Total capital contributions                                   --             129.5               --              9.3
                                                        --------          --------         --------         --------

Other changes                                                 --               0.8              2.9              2.4
                                                        --------          --------         --------         --------

Common stock dividends                                        --             (10.1)           (49.7)          (776.0)
                                                        --------          --------         --------         --------

Adjustment for purchase accounting                            --           2,578.7               --               --
                                                        --------          --------         --------         --------

Shareholder's equity, end of period                     $4,344.6          $4,313.4         $1,385.7         $1,394.5
                                                        ========          ========         ========         ========

(1) Net of reclassification adjustments.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (millions)

                                                                                                Preacquisition
                                                                              ---------------------------------------------------
                                                             One month        Eleven months
                                                               ended              ended           Year ended         Year ended
                                                           December 31,       November 30,       December 31,       December 31,
                                                               2000               2000               1999               1998
                                                           -------------      -------------      -------------      -------------
Cash Flows from Operating Activities:
Net income                                                    $  12.6          $    177.2          $   187.6          $   293.6
Adjustments to reconcile net income to net cash (used
  for) provided by operating activities:
  Net accretion of discount on investments                       (2.7)              (32.6)             (26.5)             (29.5)
  Amortization of deferred gain on sale                            --                (5.7)              (5.7)               0.0
  Immediate gain on sale                                           --                  --                 --              (59.0)
  Net realized capital gains (losses)                            (1.8)               37.2               21.5              (11.1)
  Changes in assets and liabilities:
    Decrease (increase) in accrued investment income              6.6                (3.1)               0.9               11.4
    Decrease (increase) in premiums due and other
      receivables                                                31.1               (23.7)              23.3              (24.0)
    Decrease (increase) in policy loans                           0.1               (25.4)             (21.8)             177.4
    Increase in deferred policy acquisition costs/value
      of business acquired                                      (12.2)             (136.6)            (153.3)            (132.8)
    Decrease in reinsurance loan to affilitate                     --                  --                 --              397.2
    Net (decrease) increase in universal life account
      balances                                                   (3.8)               23.8               55.7              122.9
    (Decrease) increase in other insurance reserve
      liabilities                                                (5.3)               85.6              (28.6)             (41.8)
    Increase (decrease) in other liabilities and other
      assets                                                    103.9               (75.2)             (42.5)             (35.3)
    (Decrease) increase in income taxes                         (14.3)               23.1             (259.8)             106.5
                                                              -------          ----------          ---------          ---------
Net cash provided by (used for) operating activities            114.2                44.6             (249.2)             775.5
                                                              -------          ----------          ---------          ---------
Cash Flows from Investing Activities:
  Proceeds from sales of fixed maturities
    Debt securities available for sale                          233.0            10,083.2            5,890.1            6,790.2
    Equity securities                                             1.5               118.4              111.2              150.1
    Mortgage loans                                                0.1                 2.1                6.1                0.3
    Life Business                                                  --                  --                 --              966.5
  Investment maturities and collections of:
    Debt securities available for sale                           53.7               573.1            1,216.5            1,296.3
    Short-term investments                                        0.4                59.9               80.6              135.3
  Cost of investment purchases in:
    Debt securities available for sale                         (230.7)          (10,505.5)          (7,099.7)          (6,706.4)
    Equity securities                                           (27.8)              (17.6)             (13.0)            (125.7)
    Short-term investments                                      (10.0)             (113.1)            (106.0)             (83.9)
  Decrease (increase) in property and equipment                   1.9                 5.4               (5.7)
  Other, net                                                      0.3                (4.0)               3.7           (2,725.9)
                                                              -------          ----------          ---------          ---------
Net cash provided by (used for) investing activities             22.4               201.9               83.8             (312.2)
                                                              -------          ----------          ---------          ---------
Cash Flows from Financing Activities:
  Deposits and interest credited for investment contracts       164.2             1,529.7            2,040.2            1,571.1
  Withdrawals of investment contracts                          (156.3)           (1,832.6)          (1,680.8)          (1,393.1)
  Capital contribution from HOLDCO                                 --                73.5                 --                9.3
  Return of capital to Separate Account                            --                  --                 --                1.7
  Dividends paid to shareholder                                    --               (10.1)            (255.7)            (570.0)
  Other, net                                                    (73.6)               22.0              126.7              (34.3)
                                                              -------          ----------          ---------          ---------
Net cash (used for) provided by financing activities            (65.7)             (217.5)             230.4             (415.3)
                                                              -------          ----------          ---------          ---------
Net increase in cash and cash equivalents                        70.9                29.0               65.0               48.0
Effect of exchange rate changes on cash and cash
  equivalents                                                      --                 2.0                 --                 --
Cash and cash equivalents, beginning of period                  725.4               694.4              629.4              581.4
                                                              -------          ----------          ---------          ---------
Cash and cash equivalents, end of period                      $ 796.3          $    725.4          $   694.4          $   629.4
                                                              =======          ==========          =========          =========
Supplemental cash flow information:
Income taxes paid, net                                        $  20.3          $     39.9          $   316.9          $    60.9
                                                              =======          ==========          =========          =========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Aetna Life Insurance and Annuity Company ("ALIAC") and its wholly owned subsidiaries (collectively, the "Company") are providers of financial products and services and investment management services in the United States. The Company has two business segments: Financial Products and Investment Management Services. On October 1, 1998, the Company sold its individual life insurance business to Lincoln National Corporation ("Lincoln") and accordingly, it is now classified as Discontinued Operations (refer to Note 3).

    On December 13, 2000, ING America Insurance Holdings, Inc., an indirect wholly owned subsidiary of ING, acquired Aetna Inc., comprised of the Aetna Financial Services business, of which the Company is a part, and the Aetna International business, for approximately $7.7 billion. The purchase price was comprised of approximately $5.0 billion in cash and the assumption of $2.7 billion of outstanding debt and other net liabilities. In connection with the acquisition, Aetna Inc. was renamed Lion Connecticut Holdings Inc. ("Lion"). At the time of the sale, Lion entered into certain transition services agreements with a former related party, Aetna U.S. Healthcare, which was renamed Aetna Inc. ("former Aetna").

    For accounting purposes, the acquisition has been accounted for as of November 30, 2000 using the purchase method. The application of the purchase method, including the recognition of goodwill, is being pushed down and reflected on the financial statements of certain ARSI (a subsidiary of Lion) subsidiaries, including the Company. The Balance Sheet changes related to accounting for this purchase were entirely non-cash in nature and accordingly have been excluded from the pre-acquisition Consolidated Statement of Cash Flow for the eleven months ended November 30, 2000.

    The purchase price was allocated to assets and liabilities based on their respective fair values. This revaluation resulted in a net increase to assets, excluding the effects of goodwill, of $592.0 million and a net increase to liabilities of $310.6 million. The allocation of the purchase price to assets and liabilities is subject to further refinement.

    The net increase to assets reflects the write off of deferred acquisition costs of $1,183.0 million, which was the balance as of November 30, 2000, the establishment of value of business acquired of $1,780.9, an increase to other assets of $6.0 million and a decrease of $12.0 million in current income taxes. The increase to other assets reflects the write down of certain fixed assets and capitalized software costs resulting from conforming accounting policies, the establishment of a favorable lease asset and the reclassification of certain pension assets (previously reflected in other liabilities). The balances in other assets and current income taxes prior to push down accounting were $148.7 million and $52.6 million, respectively.

    The net increase to liabilities reflects an increase to insurance reserves of $60.0 million representing the revaluation of the reserves using current assumptions, an increase to deferred tax liabilities of $266.4 million primarily representing the deferred tax effect of the purchase accounting adjustments and a decrease to other liabilities of $15.8 million. The decrease in other liabilities includes the write-off of the deferred gain related to the sale of the individual life insurance business (refer to Note
    3) partially offset by the establishment of a severance liability and the revaluation of certain benefit plan liabilities. The balances in insurance reserves and other liabilities prior to push down accounting were $15,072.9 million and $565.7 million. With respect to deferred taxes, prior to push down accounting, the Company had a deferred tax asset of $18.4 million. As a result of the application of push down accounting, retained earnings immediately prior to the sale was reclassified to paid-in capital.

    Additionally, the Company established goodwill of $2.3 billion. Goodwill is being amortized over a period of 40 years.

    Unaudited proforma consolidated income from continuing operations and net income of the Company for the period from January 1, 2000 to November 30, 2000 and for the year-ended December 31, 1999, assuming that the acquisition of the Company occurred at the beginning of each period, would have been approximately $118.1 million and $123.5 million, respectively. The pro forma adjustments, which do not affect revenues, reflect primarily goodwill amortization, amortization of the favorable lease asset and the elimination of amortization of the deferred gain on sale associated with the life business.

    Financial Products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, nonqualified annuity contracts and mutual funds. Annuity contracts may be deferred or immediate ("payout annuities"). These products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, including mutual funds (both ALIAC and nonaffiliated mutual funds), variable and fixed investment options. Financial Products also include investment advisory services and pension plan administrative services.

    Investment Management Services provides: investment advisory services to affiliated and unaffiliated institutional and retail clients on a fee-for-service basis; underwriting services to the Aetna Series Fund Inc.; distribution services for other company products; and trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

    Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include ALIAC and its wholly owned subsidiaries, Aetna Insurance Company of America ("AICA"), Aetna Investment Adviser Holding Company, Inc. ("IA Holdco") and Aetna Investment Services, LLC ("AIS"). ALIAC is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"), which is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARSI"). ARSI is ultimately owned by ING Groep N.V.

    (ING). HOLDCO contributed AIS to the Company on June 30, 2000 and contributed IA Holdco to the Company on July 1, 1999 (refer to Note 2).

    The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The contributions of AIS and IA Holdco to the Company were accounted for in a manner similar to that of a pooling-of-interests and, accordingly, the Company's historical consolidated financial statements have been restated to include the accounts and results of operations of both companies.

    Certain reclassifications have been made to 1999 and 1998 financial information to conform to the 2000 presentation.

    NEW ACCOUNTING STANDARDS

    ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

    In September 2000, the Financial Accounting Standard Board ("FASB") issued Financial Accounting Standard ("FAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which replaces FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This standard revises the accounting for securitizations, other financial asset transfers and collateral associated with securities lending transactions and requires certain additional disclosures. FAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. However, for recognition and disclosure of collateral and for additional disclosures related to securitization transactions, FAS No. 140 was effective for the Company's December 31, 2000 financial statements. With respect to the provisions effective December 31, 2000, the Company reclassified debt securities on loan to other institutions from "Debt Securities" to "Securities Pledged to Creditors" on the Company's Consolidated Balance Sheet. The Company does not expect the adoption of those provisions effective after March 31, 2001 to have a material effect on its financial position or results of operations (Refer to Note 4).

    DEPOSIT ACCOUNTING: ACCOUNTING FOR INSURANCE AND REINSURANCE CONTRACTS THAT DO NOT TRANSFER INSURANCE RISK

    On January 1, 2000, the Company adopted Statement of Position 98-7, Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, issued by the American Institute of Certified Public Accountants. This statement provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. The adoption of this standard had no impact on the Company's financial position or results of operations.

    FUTURE APPLICATION OF ACCOUNTING STANDARDS

    ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

    In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This June 2000, further guidance related to accounting for derivative instruments and hedging activities was provided when the FASB issued FAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133. This standard, as amended, requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. As amended by FAS No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133, this standard is effective for the Company's financial statements beginning January 1, 2001, with early adoption permitted. The impact to the Company, of the adoption of this standard, as amended, will not have a material effect on the Company's financial position or results of operations.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

    INVESTMENTS

    Debt and equity securities are classified as available for sale and carried at fair value. Securities are written down (as realized capital losses) for other than temporary declines in value. Included in available-for-sale securities are investments that support experience-rated products.

    Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum guarantees. As long as minimum guarantees are not triggered, the effect of experience-rated products' investment performance does not impact the Company's results of operations. Realized and unrealized capital gains and losses on investments supporting these products are reflected in policyholders' funds left with the Company. Realized capital gains and losses on all other investments are reflected in the Company's results of operations. Unrealized capital gains and losses on all other investments are reflected in shareholder's equity, net of related income taxes.

    Purchases and sales of debt and equity securities are recorded on the trade date. Sales of mortgage loans are recorded on the closing date.

    Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

    The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

    In September 2000, the FASB issued FAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. In accordance with this new standard, general account securities on loan are reflected on the balance sheet as "Securities pledged to creditors", which includes the following:

                                                               Gross         Gross
   December 31, 2000                           Amortized     Unrealized    Unrealized      Fair
   (Millions)                                     Cost         Gains         Losses       Value
   ----------------------------------------------------------------------------------------------
   Debt securities                               $124.5         $5.3          $3.1        $126.7

   Short-term investments                           2.3           --            --           2.3
   ----------------------------------------------------------------------------------------------
   Total securities pledged to creditors         $126.8         $5.3          $3.1        $129.0
   ----------------------------------------------------------------------------------------------

    At December 31, 1999, the Company had securities pledged to creditors with a fair value of approximately $232.5 million reflected as debt securities.

    The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds by the Company, and is carried at fair value.

    Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves.

    Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

    The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 5). Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

    Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

    On occasion, the Company sells call options written on underlying securities which are carried at fair value. Changes in fair value of these options are recorded in net realized capital gains or losses.

    GOODWILL

    Goodwill, which represents the excess of cost over the fair value of net assets acquired, is amortized on a straight-line basis over 40 years.

    The Company regularly evaluates the recoverability of goodwill. The carrying value of goodwill would be reduced through a direct write-off, if, in management's judgement, it was probable that projected future operating income (before amortization of goodwill) would not be sufficient on an undiscounted basis to recover the carrying value. Operating earnings considered in such an analysis are those of the entity acquired, if separately identifiable, or the business segment that acquired the entity if the entity's earnings are not separately identifiable.

    DEFERRED POLICY ACQUISITION COSTS

    Certain costs of acquiring certain insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For certain annuity and pension contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years for annuity and pension contracts.)

    Periodically, modifications may be made to deferred annuity contract features, such as shortening the surrender charge period or waiving the surrender charge, changing the mortality and expense fees, etc. Unamortized deferred policy acquisition costs associated with these modified contracts are not written off, but rather, continue to be associated with the original block of business to which these costs were previously recorded. Such costs are amortized based on revised estimates of expected gross profits based upon the contract after the modification.

    Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related expenses.

    Refer to "Principles of Consolidation" within Note 1 for related discussions regarding the application of the purchase method to deferred policy acquisition costs.

    VALUE OF BUSINESS ACQUIRED

    Value of business acquired ("VOBA") is an asset and represents the present value ofestimated net cash flows embedded in the Company's contracts acquired by ING. VOBA is amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the contracts (up to 30 years for annuity contracts and pension contracts).

    VOBA is written off to the extent that it is determined that gross profits are not adequate to recover the asset. The estimated amount of VOBA to be amortized, net of interest, over the next five years is $104.3 million, $112.6 million, $114.3 million, $110.8 million and $106.3 million for the years 2001, 2002, 2003, 2004 and 2005, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

    INSURANCE RESERVE LIABILITIES

    Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life products are equal to cumulative deposits less withdrawals and charges plus credited interest thereon. Reserves for traditional life insurance contracts represent the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums.

    Reserves for immediate annuities with life contingent payouts contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.0% to 9.5% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant

    Company experience and are periodically reviewed against both industry standards and experience.

    Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

    Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 2.0% to 14.0% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

    Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

    REVENUE RECOGNITION

    For certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

    SEPARATE ACCOUNTS

    Separate Accounts assets and liabilities generally represent funds maintained to meet specific investment objectives of contractholders who bear the investment risk, subject, in some cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

    Separate Account assets supporting variable options under universal life and annuity contracts are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

    Separate Accounts assets are carried at fair value. At December 31, 2000 and 1999, unrealized gains of $9.5 million and unrealized losses of $8.0 million, respectively, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.8% to 14.0% in 2000 and 3.7% to 12.0% in 1999.

    Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

    REINSURANCE

    The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. Of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 2000 and 1999, $2,991 million and $2,989 million, respectively, is related to the reinsurance recoverable from Lincoln arising from the sale of the Company's domestic life insurance business. (Refer to Note 3).

    INCOME TAXES

    The Company is included in the consolidated federal income tax return of Lion through December 13, 2000. Subsequent to December 13, 2000 the Company will file a consolidated return with AICA. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/ benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.  RECENT DEVELOPMENTS

    CONTRIBUTIONS OF AIS AND IA HOLDCO FROM HOLDCO

    On June 30, 2000, HOLDCO contributed AIS to the Company. AIS is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. It is also registered with the appropriate state securities authorities as a broker/dealer and is a Registered Investment Advisor. The principal operation of

    AIS is acting as underwriter for ALIAC's manufactured products, as well as the sale of fixed and variable annuities and mutual funds through its registered representatives.

    On July 1, 1999, HOLDCO contributed IA Holdco to the Company. The primary operating subsidiary of IA Holdco is Aeltus Investment Management, Inc. ("Aeltus") which has two wholly-owned operating subsidiaries: Aeltus Capital, Inc. ("ACI"), a broker dealer, and Aeltus Trust Company ("ATC"), a limited purpose banking entity. Aeltus is a registered investment advisor under the Investment Advisers Act of 1940 and provides investment advisory services to institutional and retail clients on a fee-for-service basis. In addition, Aeltus, through its ACI subsidiary, serves as underwriter to the Aetna Series Fund, Inc. and provides distribution services for other Company products. Aeltus' ATC subsidiary provides trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

3.  DISCONTINUED OPERATIONS-INDIVIDUAL LIFE INSURANCE

    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Assets related to and supporting the life policies were transferred to Lincoln and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $57.7 million was deferred and was being recognized over approximately 15 years. The remaining portion of the gain was recognized immediately in net income and was largely attributed to access to the agency sales force and brokerage distribution channel. Approximately $5.7 million and $5.2 million (after tax) of the deferred gain was recognized during 2000 and 1999, respectively. During the fourth quarter of 1999, the Company refined certain accrual and tax estimates which had been established in connection with the recording of the deferred gain. As a result, the deferred gain was increased by $12.9 million (after tax) to $65.4 million at December 31, 1999.

    In conjunction with the accounting for the acquisition of the Aetna Financial Services business, of which the Company is a part, the deferred gain, which was previously part of other liabilities, was written off. (Refer to Note 1).

    The operating results of the domestic individual life insurance business are presented as Discontinued Operations. Revenues for the individual life segment were $652.2 million for 1998. Premiums ceded and reinsurance recoveries made in 2000 totaled $419.1 million and $416.1 million, respectively, and in 1999 totaled $476.5 million and $513.4 million, respectively.

4.  INVESTMENTS

    Debt securities available for sale as of December 31 were as follows:

                                                             Gross         Gross
                                             Amortized     Unrealized    Unrealized      Fair
   2000 (Millions)                              Cost         Gains         Losses        Value
   ---------------------------------------------------------------------------------------------
   U.S. government and government agencies
     and authorities                         $   920.8       $ 34.3        $  2.1      $   953.0
   States, municipalities and political
     subdivisions                                  0.3           --            --            0.3

   U.S. corporate securities:
       Utilities                                 282.2         13.8           6.2          289.8
       Financial                               1,753.1         33.8          21.2        1,765.7
       Transportation/capital goods              660.2         21.4          11.3          670.3
       Health care/consumer products             758.9         16.2          27.9          747.2
       Natural resources                         499.3          7.6          15.6          491.3
       Other corporate securities                972.0          7.1          52.3          926.8
   ---------------------------------------------------------------------------------------------
     Total U.S. corporate securities           4,925.7         99.9         134.5        4,891.1
   ---------------------------------------------------------------------------------------------

   Foreign securities:
       Government, including political
         subdivisions                            384.7         23.9           4.3          404.3
       Utilities                                 122.9         18.6            --          141.5
       Other                                      31.2           --           9.3           21.9
   ---------------------------------------------------------------------------------------------
     Total foreign securities                    538.8         42.5          13.6          567.7
   ---------------------------------------------------------------------------------------------

   Residential mortgage-backed securities:
       Pass-throughs                           1,390.3         37.1           4.1        1,423.3
       Collateralized mortgage obligations     1,606.6         61.2           7.1        1,660.7
   ---------------------------------------------------------------------------------------------
   Total residential mortgage-backed
     securities                                2,996.9         98.3          11.2        3,084.0
   ---------------------------------------------------------------------------------------------

   Commercial/Multifamily mortgage-backed
     securities                                1,108.3         27.5          24.2        1,111.6

   Other asset-backed securities                 753.7         13.4           3.4          763.7
   ---------------------------------------------------------------------------------------------
   Total debt securities, including debt
     securities pledged to creditors          11,244.5        315.9         189.0       11,371.4

   Less: Debt securities pledged to
     creditors                                   124.5          5.3           3.1          126.7
   ---------------------------------------------------------------------------------------------

   Debt securities                           $11,120.0       $310.6        $185.9      $11,244.7
   =============================================================================================

    Debt securities available for sale as of December 31 were as follows:

                                                             Gross         Gross
                                             Amortized     Unrealized    Unrealized      Fair
   1999 (Millions)                              Cost         Gains         Losses        Value
   ---------------------------------------------------------------------------------------------
   U.S. government and government agencies
     and authorities                         $ 1,087.2       $  4.6        $ 22.1      $ 1,069.7

   States, municipalities and political
     subdivisions                                  0.3           --            --            0.3

   U.S. corporate securities:
       Utilities                                 514.5          5.6          12.7          507.4
       Financial                               1,869.8          8.2          44.7        1,833.3
       Transportation/capital goods              623.4           .9          39.0          585.3
       Health care/consumer products           1,138.7          9.3          51.3        1,096.7
       Natural resources                         424.6          1.3          15.4          410.5
       Other corporate securities                214.0          1.0          14.9          200.1
   ---------------------------------------------------------------------------------------------
     Total U.S. corporate securities           4,785.0         26.3         178.0        4,633.3
   ---------------------------------------------------------------------------------------------
   Foreign securities:
       Government, including political
         subdivisions                            364.6         17.1          11.9          369.8
       Utilities                                 196.4          7.3            .4          203.3
       Other                                     748.2          8.9          34.3          722.8
   ---------------------------------------------------------------------------------------------
     Total foreign securities                  1,309.2         33.3          46.6        1,295.9
   ---------------------------------------------------------------------------------------------

   Residential mortgage-backed securities:
       Pass-throughs                           1,055.9         19.8          17.6        1,058.1
       Collateralized mortgage obligations     1,683.1         25.1          37.7        1,670.5
   ---------------------------------------------------------------------------------------------
     Total residential mortgage-backed
       securities                              2,739.0         44.9          55.3        2,728.6
   ---------------------------------------------------------------------------------------------

   Commercial/Multifamily mortgage-backed
     securities                                1,031.5          3.4          48.7          986.2

   Other asset-backed securities                 705.7          0.3           9.9          696.1
   ---------------------------------------------------------------------------------------------

   Debt securities                           $11,657.9       $112.8        $360.6      $11,410.1
   =============================================================================================

    At December 31, 2000 and 1999, net unrealized appreciation (depreciation) of $126.9 million and $(247.8) million, respectively, on available-for-sale debt securities including debt securities pledged to creditors, herein after referred to as "total debt securities", included $92.9 million and $(189.7) million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

    The amortized cost and fair value of total debt securities for the year ended December 31, 2000 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                   Amortized            Fair
   (Millions)                                         Cost              Value
   ----------------------------------------------------------------------------
   Due to mature:
     One year or less                              $   405.4          $   405.9
     After one year through five years               2,272.8            2,299.2
     After five years through ten years              1,754.3            1,731.5
     After ten years                                 1,953.1            1,975.6
     Mortgage-backed securities                      4,105.2            4,195.5
     Other asset-backed securities                     753.7              763.7
   ----------------------------------------------------------------------------
   Less: Debt securities pledged to creditors          124.5              126.7
   ============================================================================
   Debt securities                                 $11,120.0          $11,244.7
   ============================================================================

    At December 31, 2000 and 1999, debt securities carried at fair value of $8.6 million and $8.7 million, respectively, were on deposit as required by regulatory authorities.

    The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 2000.

    Included in the Company's total debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                        2000                          1999
                                              ------------------------      ------------------------
                                              Amortized         Fair        Amortized         Fair
   (Millions)                                    Cost          Value           Cost          Value
   -------------------------------------------------------------------------------------------------
   Total residential CMOs (1)                  $1,606.6       $1,660.7       $1,683.1       $1,670.5
   =================================================================================================
   Percentage of total:
     Supporting experience rated products                         80.6%                         80.7%
     Supporting remaining products                                19.4%                         19.3%
   -------------------------------------------------------------------------------------------------
                                                                 100.0%                        100.0%
   =================================================================================================

                  (1)   At December 31, 2000 and 1999, approximately 84% and 81%,
                        respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, and FHLMC.

    There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for CMO's that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 2000 and 1999, approximately 2% and 1%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

    Investments in equity securities as of December 31 were as follows:

   (Millions)                                        2000                       1999
   -----------------------------------------------------------------------------------
   Amortized Cost                                   $120.8                     $204.9
   Gross unrealized gains                              6.0                       12.5
   Gross unrealized losses                             9.9                       10.9
   -----------------------------------------------------------------------------------
   Fair Value                                       $116.9                     $206.5
   ===================================================================================

5.  FINANCIAL INSTRUMENTS

    ESTIMATED FAIR VALUE

    The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                                         2000                         1999
                                                -----------------------      -----------------------
                                                Carrying         Fair        Carrying         Fair
   (Millions)                                     Value         Value          Value         Value
   -------------------------------------------------------------------------------------------------
   Assets:
     Mortgage loans                             $     4.6      $    4.5      $     6.7      $    6.8
   Liabilities:
     Investment contract liabilities:
       With a fixed maturity                      1,041.0         982.3        1,055.3         991.0
       Without a fixed maturity                  10,084.6       9,549.9       10,066.4       9,452.8
   -------------------------------------------------------------------------------------------------

    Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

    The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

    MORTGAGE LOANS: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

    INVESTMENT CONTRACT LIABILITIES (INCLUDED IN POLICYHOLDERS' FUNDS LEFT WITH THE COMPANY):

    WITH A FIXED MATURITY: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

    WITHOUT A FIXED MATURITY: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

    OFF-BALANCE-SHEET AND OTHER FINANCIAL INSTRUMENTS

    FUTURES CONTRACTS:

    Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively. There were no open treasury futures at December 31, 2000 and 1999.

    WARRANTS:

    Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities at December 31, 2000 were both $0.3 million. The carrying values and estimated fair values at December 31, 1999 were both $6.5 million.

    OPTIONS:

    As of December 31, 2000 and 1999, the Company earned $1.1 million and $0.4 million respectively, of investment income for writing call options on underlying securities. At December 31, 2000 and 1999, there were no option contracts outstanding.

    DEBT INSTRUMENTS WITH DERIVATIVE CHARACTERISTICS:

    The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 2000 was as follows:

                                                     Amortized                 Fair
   (Millions)                                           Cost                  Value
   ----------------------------------------------------------------------------------
   Residential collateralized mortgage
     obligations                                      $1,606.6               $1,660.7
     Principal-only strips (included above)               28.1                   32.1
     Interest-only strips (included above)                 8.2                    9.7
   Other structured securities with derivative
     characteristics (1)                                  51.5                   51.5
   ----------------------------------------------------------------------------------

                  (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

6.  NET INVESTMENT INCOME

    Sources of net investment income were as follows:

                                                   One month      Eleven months
                                                     ended            ended         Year ended       Year ended
                                                 December 31,     November 30,     December 31,     December 31,
   (Millions)                                        2000             2000             1999             1998
   --------------------------------------------------------------------------------------------------------------
   Debt securities                                   $70.3           $768.9           $823.3           $798.8
   Nonredeemable preferred stock                       1.8              9.5             17.1             18.4
   Investment in affiliated mutual funds               0.5              2.1              2.4              6.6
   Mortgage loans                                      0.1              0.5              1.1              0.6
   Policy loans                                        0.7              7.9              7.7              7.2
   Cash equivalents                                    4.4             50.3             39.0             46.1
   Other                                               2.6             13.1             15.3             15.5
   --------------------------------------------------------------------------------------------------------------
   Gross investment income                            80.4            852.3            905.9            893.2
   Less: investment expenses                          (1.8)           (18.5)           (19.6)           (21.4)
   --------------------------------------------------------------------------------------------------------------
   Net investment income                             $78.6           $833.8           $886.3           $871.8
   ==============================================================================================================

    Net investment income includes amounts allocable to experience rated contractholders of $55.9 million and $622.2 million for the one month and eleven month periods ended December 31, 2000 and November 30, 2000, respectively, and $659.6 million and $655.6 million for the years ended December 31, 1999 and 1998, respectively. Interest credited to contractholders is included in current and future benefits.

7.  DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

    The Company paid $10.1 million, $255.7 million and $570.0 million in cash dividends to HOLDCO in 2000, 1999 and 1998, respectively. Of the $255.7 million paid in 1999, $206.0 million was accrued for in 1998. Of the $776.0 million dividends paid or accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

    The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $100.6 million, $133.9 million and $148.1 million for the years ended December 31, 2000, 1999 and 1998, respectively. Statutory capital and surplus was $931.1 million and $844.9 million as of December 31, 2000 and 1999, respectively.

    As of December 31, 2000, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

    For 2001, the Company is required to implement statutory accounting changes ratified by the NAIC and state insurance departments ("Codification"). The cumulative effect of Codification to the Company's statutory surplus as of January 1, 2001 is estimated to be an increase of $27.4 million.

8.  CAPITAL GAINS AND LOSSES ON INVESTMENT OPERATIONS

    Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

    Net realized capital gains (losses) on investments were as follows:

                                      One month     Eleven months
                                        ended           ended        Year ended      Year ended
                                    December 31,    November 30,    December 31,    December 31,
(Millions)                              2000            2000            1999            1998
-------------------------------------------------------------------------------------------------
Debt securities                         $1.2           $(36.3)         $(23.6)          $ 7.4
Equity securities                        0.6             (0.9)            2.1             3.0
-------------------------------------------------------------------------------------------------
Pretax realized capital gains
 (losses)                               $1.8           $(37.2)         $(21.5)          $10.4
=================================================================================================
After-tax realized capital gains
 (losses)                               $1.3           $(24.3)         $(14.0)          $ 7.3
=================================================================================================

    Net realized capital (losses) gains of $(16.8) million, $(36.7) million and $15.0 million for 2000, 1999 and 1998, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains allocable to experienced-rated contractholders were $45.1 million and $68.5 million at December 31, 2000 and 1999, respectively.

    Proceeds from the sale of total debt securities and the related gross gains and losses were as follows:

                               One month        Eleven months
                                 ended              ended           Year ended         Year ended
                             December 31,       November 30,       December 31,       December 31,
   (Millions)                    2000               2000               1999               1998
   ------------------------------------------------------------------------------------------------
   Proceeds on sales            $233.0            $10,083.2          $5,890.1           $6,790.2
   Gross gains                     1.4                  2.5              10.5               98.8
   Gross losses                     --                 39.0              34.1               91.4
   ------------------------------------------------------------------------------------------------

    Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities including securities pledged to creditors, excluding those related to experience-rated contractholders) were as follows:

   (Millions)                                           2000                1999                1998
   ---------------------------------------------------------------------------------------------------
   Debt securities                                     $ 92.1             $(199.2)             $ 18.9
   Equity securities                                     (5.5)               (3.4)              (16.1)
   Other                                                 21.5               (27.6)               15.4
   ---------------------------------------------------------------------------------------------------
       Subtotal                                         108.1              (230.2)               18.2
   Increase (decrease) in deferred income taxes
     (Refer to Note 10)                                  37.9               (80.6)                6.3
   ---------------------------------------------------------------------------------------------------
   Net changes in accumulated other comprehensive
     income (loss)                                     $ 70.2             $(149.6)             $ 11.9
   ===================================================================================================

    Net unrealized capital gains (losses) allocable to experience-rated contracts of $92.9 million and $(189.7) million at December 31, 2000 and 1999, respectively, are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. Shareholder's equity included the following accumulated other comprehensive (loss) income, which is net of amounts allocable to experience-rated contractholders, at December 31:

   (Millions)                                             2000                1999                1998
   -----------------------------------------------------------------------------------------------------
   Total debt securities:
     Gross unrealized capital gains                      $ 78.5              $ 18.6              $157.3
     Gross unrealized capital losses                      (44.5)              (76.7)              (16.2)
   -----------------------------------------------------------------------------------------------------
                                                           34.0               (58.1)              141.1
   -----------------------------------------------------------------------------------------------------
   Equity securities:
     Gross unrealized capital gains                         6.0                12.5                13.1
     Gross unrealized capital losses                       (9.9)              (10.9)               (8.1)
   -----------------------------------------------------------------------------------------------------
                                                           (3.9)                1.6                 5.0
   -----------------------------------------------------------------------------------------------------
   Other:
     Gross unrealized capital gains                        15.0                 1.3                17.1
     Gross unrealized capital losses                       (5.9)              (13.7)               (1.8)
   -----------------------------------------------------------------------------------------------------
                                                            9.1               (12.4)               15.3
   -----------------------------------------------------------------------------------------------------
   Deferred income taxes (Refer to Note 10)                13.8               (24.1)               56.6
   -----------------------------------------------------------------------------------------------------
   Net accumulated other comprehensive
     income (loss)                                       $ 25.4              $(44.8)             $104.8
   =====================================================================================================

    Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities, including securities pledged to creditors (excluding those related to experience-rated contractholders) were as follows:

   (Millions)                                              2000                1999                1998
   ------------------------------------------------------------------------------------------------------
   Unrealized holding gains (losses) arising
     during the year (1)                                  $70.1              $(146.3)             $38.3
   Less: reclassification adjustment for
     (losses) gains and other items included
     in net income (2)                                     (0.1)                 3.3               26.4
   ======================================================================================================
   Net unrealized gains (losses) on
     securities                                           $70.2              $(149.6)             $11.9
   ======================================================================================================

                  (1)   Pretax unrealized holding gains (losses) arising during the year were $108.0 million, $(225.2) million and $58.8 million for 2000, 1999 and 1998, respectively.
                  (2)   Pretax reclassification adjustments for (losses) gains and other items included in net income were $(0.1) million, $5.0 million and $40.6 million for 2000, 1999 and 1998,
                        respectively.

9.  SEVERANCE

    In December 2000, the Company, in accounting for its acquisition by ING, established a severance liability of $10.7 million related to actions taken or expected to be taken with respect to the integration of the Company's and ING's businesses. The severance liability is based on a plan to eliminate approximately 175 positions (primarily in the retail annuity operations). The severance liability is reflected in other liabilities in the Consolidated Balance Sheets. Severance actions are expected to be substantially completed by December 31, 2001. No significant severance actions took place in 2000.

10. INCOME TAXES

    The Company is included in the consolidated federal income tax return of Lion through December 13, 2000. For tax settlements related to tax periods ending on or prior to December 13, 2000, the purchase agreement between ING America Insurance Holdings, Inc. and the former Aetna provides for the settlement of balances owed by the Company based on an amount approximating the tax the Company would have incurred were it not a member of the consolidated group, and owed to the Company for the use of its tax saving attributes in the consolidated federal income tax return.

    Subsequent to December 13, 2000, as a result of the sale, the Company will be filing a consolidated return with AICA. The Company allocates to each member, an amount approximating the tax the member would have incurred were it not a member of the consolidated group, and credits the member for use of its tax saving attributes in the consolidated federal income tax return.

    Income taxes from continuing operations consist of the following:

                                      One month     Eleven months
                                        ended           ended        Year ended      Year ended
                                    December 31,    November 30,    December 31,    December 31,
(Millions)                              2000            2000            1999            1998
-------------------------------------------------------------------------------------------------
Current taxes (benefits):
  Federal                               $ 9.4          $  5.3          $ 64.3          $ 257.9
  State                                   0.2             2.6             2.5              3.0
  Net realized capital (losses)
    gains                                 0.3           (11.5)          (20.1)            16.8
-------------------------------------------------------------------------------------------------
                                          9.9            (3.6)           46.7            277.7
-------------------------------------------------------------------------------------------------
Deferred taxes (benefits):
  Federal                                (4.3)           83.2            31.3           (196.7)
  Net realized capital gains
    (losses)                              0.3            (1.5)           12.6            (13.9)
-------------------------------------------------------------------------------------------------
                                         (4.0)           81.7            43.9           (210.6)
-------------------------------------------------------------------------------------------------
    Total                               $ 5.9          $ 78.1          $ 90.6          $  67.1
=================================================================================================

    Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:

                                                One month       Eleven months
                                                  ended             ended          Year ended        Year ended
                                              December 31,      November 30,      December 31,      December 31,
  (Millions)                                      2000              2000              1999              1998
  ----------------------------------------------------------------------------------------------------------------
  Income from continuing operations
    before
    income taxes                                 $ 18.5            $ 249.6           $ 272.5           $ 239.9
  Tax rate                                           35%                35%               35%               35%
  ----------------------------------------------------------------------------------------------------------------
  Application of the tax rate                       6.4               87.4              95.4              84.0
  Tax effect of:
    State income tax, net of federal
      benefit                                       0.1                1.7               1.6               2.0
    Excludable dividends                           (0.9)             (12.6)             (6.1)            (17.1)
    Other, net                                      0.3                1.6              (0.3)             (1.8)
  ----------------------------------------------------------------------------------------------------------------
  Income taxes                                   $  5.9            $  78.1           $  90.6           $  67.1
  ================================================================================================================

    The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

   (Millions)                                                    2000                       1999
   -----------------------------------------------------------------------------------------------
   Deferred tax assets:
     Deferred policy acquisition costs                         $  44.8                     $   --
     Insurance reserves                                          306.3                      323.1
     Unrealized gains allocable to experience rated
       contracts                                                  32.5                         --
     Net unrealized capital losses                                  --                       90.5
     Investment losses                                             9.0                        1.3
     Postretirement benefits other than pensions                   5.8                       24.8
     Deferred compensation                                        65.6                       42.5
     Sale of individual life insurance business                     --                       44.9
     Other                                                        21.1                       23.7
   -----------------------------------------------------------------------------------------------
   Total gross assets                                            485.1                      550.8
   -----------------------------------------------------------------------------------------------

   Deferred tax liabilities:
     Value of business acquired                                  623.3                         --
     Deferred policy acquisition costs                              --                      324.0
     Market discount                                               4.9                        6.5
     Net unrealized capital gains                                 46.3                         --
     Unrealized losses allocable to experience rated
       contracts                                                    --                       66.4
     Depreciation                                                  4.4                        3.5
     Sale of Individual life insurance business                   15.1                         --
     Excludable dividends                                          5.0                         --
     Other                                                        34.1                         --
   -----------------------------------------------------------------------------------------------
   Total gross liabilities                                       733.1                      400.4
   -----------------------------------------------------------------------------------------------
   Net deferred tax (liability) asset                          $(248.0)                    $150.4
   ===============================================================================================

    Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 2000 and 1999, no valuation allowance was required for unrealized capital gains and losses.

    The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 2000. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

    The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Lion through 1994. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1995 through 1997.

11. BENEFIT PLANS

    ALIAC, in conjunction with ING, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120 - month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to the amount that are tax-deductible. The accumulated benefit obligation and plan assets are recorded by ALIAC. As of the measurement date (i.e. December 13, 2000), fair value of plan assets exceed projected benefit obligations. Allocated pretax charges to operations for the former Aetna pension plan (based on the Company's total salary cost as a percentage of former Aetna's total salary cost) were $3.7 million and $6.6 million for the years ended December 31, 2000 and 1999, respectively. There were no charges in 1998 due to favorable plan asset performance.

    Effective January 1, 1999 ALIAC, in conjunction with former Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula, which credits employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on ALIAC's results of operations, liquidity or financial condition.

    In addition to providing pension benefits, ALIAC, in conjunction with ING, provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 45 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with the Company. The costs to the Company associated with the former Aetna postretirement plans for 2000, 1999 and 1998 were $1.2 million, $2.1 million and $1.0 million, respectively.

    ALIAC, in conjunction with ING, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e. December 13, 2000), the projected benefit obligation exceeded the fair value of plan assets. The Company, in conjunction with ING, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 2000, 1999 and 1998 were $1.4 million, $2.1 million and $1.4 million, respectively.

    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in certain investments are matched, up to 5% of compensation, by ING. Pretax charges to operations for former Aetna the incentive savings plan were $9.0 million, $7.7 million and $5.3 million in 2000, 1999 and 1998, respectively.

    Stock Plans--ALIAC, in conjunction with former Aetna, had a stock incentive plan that provided for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to employees. Certain executive, middle management and non-management employees were granted options to purchase common stock of former Aetna at or above the market price on the date of grant. Options generally became 100% vested three years after the grant was made, with one-third of the options vesting each year. The former Aetna did not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives were, from time to time, granted incentive units which were rights to receive common stock or an equivalent value in cash. The sale of ALIAC to ING America Insurance Holdings, Inc by former Aetna caused all outstanding stock options to vest immediately. The costs to the Company associated with the former Aetna stock plans for 2000, 1999 and 1998, were $2.7 million, $0.4 million and $4.2 million, respectively.

    During 2001, the benefits plans offered by ALIAC to its employees and agents will be transitioned to plans directly offered by ING. These plans are substantially similar to those offered by ALIAC, in conjunction with ING, and any differences are not expected to be material in nature.

    Effective January 1, 1998, Aeltus established an additional deferred incentive compensation plan, designed to attract, retain and incent key members of Aeltus. The plan had a five year vesting period. Payments under the plan were conditioned upon continued employment and were based upon an imputed share price of Aeltus at the end of the vesting period. The plan value was determined annually and the cost of the plan was expensed ratably over the vesting period. A change in control at Aeltus, as defined in the plan, would cause immediate full vesting of all outstanding shares. The purchase of Aetna Inc. by ING meets this definition. As a result, all outstanding shares became fully vested based on Aeltus's imputed value at the date of the sale and were subsequently paid out in early 2001. The appropriate annual share of the cost of the plan, including the additional cost in 2000 associated with this full vesting, has been reflected in salaries and related benefits in the Consolidated Statements of Income for each of the three years ended December 31, 2000. The costs to Aeltus associated with the deferred incentive compensation plan for 2000, 1999 and 1998, were $42.2 million, $4.7 million and $3.1 million, respectively.

12. RELATED PARTY TRANSACTIONS

    INVESTMENT ADVISORY AND OTHER FEES

    ALIAC and Aeltus serve as investment advisors and administrators to the Company's mutual funds and variable funds (collectively, the Funds). Company Funds pay Aeltus or ALIAC, as investment advisor or administrator, a daily fee which, on an annual basis, ranged, depending on the fund, from 0.33% to 1.15% of their average daily net assets. All of the funds managed by ALIAC and certain of the Funds managed by Aeltus are subadvised by investment advisors, in which case, Aeltus or ALIAC pays a subadvisory fee to the investment advisors. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee, which, on an annual basis is, depending on the product, up to 3.40% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders and other income, amounted to $506.3 million, $424.2 million and $349.0 million in 2000, 1999 and 1998, respectively.

    CAPITAL TRANSACTIONS

    The Company received capital contributions in the form of cash and assets of $73.5 million, and $56.0 million, respectively from HOLDCO in 2000. In 1998, the Company received capital contributions in the form of cash of $9.3 million from HOLDCO. The Company received no capital contribution in 1999.

    Refer to Note 7 for dividends paid to HOLDCO.

    OTHER

    Premiums due and other receivables include $4.7 million and $10.5 million due from affiliates in 2000 and 1999, respectively. Other liabilities include $4.1 million and $1.9 million due to affiliates for 2000 and 1999, respectively.

    Former Aetna transferred to the Company $.4 million, $.8 million and $1.7 million based on its decision not to settle state tax liabilities for the years 2000, 1999 and 1998, respectively, as permitted under the tax sharing arrangement, which is reported in other changes in retained earnings.

    Certain administrative and support functions of the Company are provided by former Aetna and its affiliates for a specified transition period. At the end of the transition period, these functions will be provided by ING affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of the service provided.

13. REINSURANCE

    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to Note 3).

    Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

    Effective December 31, 1988, the Company entered into a modified coinsurance reinsurance agreement ("MODCO") with Aetna Life Insurance Company ("Aetna Life"), (formerly an affiliate of the Company), in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance arrangement to a coinsurance agreement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred. Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct individual non-participation life insurance business, with the exception of certain supplementary contracts with reserves of $74.9 million and $81.9 million as of December 31, 2000 and 1999, respectively, was sold to Lincoln (refer to Note 3).

    The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $15.8 million, $17.9 million and $336.3 million and current and future benefits of $34.6 million, $8.6 million and $341.1 million, were assumed in 2000, 1999 and 1998, respectively. Investment income of $17.0 million was generated from a reinsurance loan to affiliate for the year ended December 31, 1998.

    Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. The premium amount related to this agreement was $2.0 million for 1998. This agreement was terminated effective October 1, 1998.

    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life, (formerly an affiliate of the Company) to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million in 1998. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life, (formerly an affiliate of the Company) for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $29.2 million and $33.4 million were maintained for this contract as of December 31, 2000 and 1999, respectively.

    The following table includes premium amounts ceded/assumed.

                                                             Ceded to      Assumed
                                                 Direct       Other       from Other      Net
   (Millions)                                    Amount     Companies     Companies      Amount
   ---------------------------------------------------------------------------------------------

               2000
   -----------------------------------------
   Premiums:
     Discontinued Operations                     $366.6       $382.4        $ 15.8       $   --
     Accident and Health Insurance                 15.2         15.2            --           --
     Annuities                                    160.4          7.1           0.9        154.2
   ---------------------------------------------------------------------------------------------
       Total earned premiums                     $542.2       $404.7        $ 16.7       $154.2
   =============================================================================================

               1999
   -----------------------------------------
   Premiums:
     Discontinued Operations                     $460.1       $478.0        $ 17.9       $   --
     Accident and Health Insurance                 33.4         33.4            --           --
     Annuities                                    111.5          4.9           0.9        107.5
   ---------------------------------------------------------------------------------------------
       Total earned premiums                     $605.0       $516.3        $ 18.8       $107.5
   =============================================================================================

               1998
   -----------------------------------------
   Premiums:
     Discontinued Operations                     $166.8       $165.4        $340.6       $342.0
     Accident and Health Insurance                 16.3         16.3            --           --
     Annuities                                     80.8          2.9           1.5         79.4
   ---------------------------------------------------------------------------------------------
       Total earned premiums                     $263.9       $184.6        $342.1       $421.4
   =============================================================================================

14. SEGMENT INFORMATION

    Summarized financial information for the Company's principal operations was as follows:

                                                              Investment
   Year ended December 31, 2000               Financial       Management      Discontinued
   (Millions) (1)                            Products (2)    Services (2)    Operations (2)    Other (2)      Total
   ------------------------------------------------------------------------------------------------------------------
   Revenue from external customers            $   692.1         $138.2                --        $(53.0)     $   777.3
   Net investment income                          905.8            2.8                --           3.8          912.4
   ------------------------------------------------------------------------------------------------------------------
   Total revenue excluding net realized
     capital (losses) gains                   $ 1,597.9         $141.0                --        $(49.2)     $ 1,689.7
   ==================================================================================================================
   Amortization of deferred policy
     acquisition costs                        $   115.6                                         $ 11.3      $   126.9
   ------------------------------------------------------------------------------------------------------------------
   Income taxes (benefits)                    $    79.0         $  9.0                --        $ (4.0)     $    84.0
   ------------------------------------------------------------------------------------------------------------------
   Operating earnings (losses) (3)            $   204.7         $  9.7                --        $ (7.3)     $   207.1
   Net realized capital (losses) gains, net
     of tax                                       (23.1)           0.1                --            --          (23.0)
   ------------------------------------------------------------------------------------------------------------------
   Income (loss) from continuing operations       181.6            9.8                --          (7.3)         184.1
   Discontinued operations, net of tax:
     Amortization of deferred gain on
       sale (4)                                      --             --          $    5.7            --            5.7
   ------------------------------------------------------------------------------------------------------------------
   Net income (loss)                          $   181.6         $  9.8          $    5.7        $ (7.3)     $   189.8
   ==================================================================================================================
   Segment assets                             $54,117.7         $ 44.1          $2,991.2            --      $57,153.0
   ------------------------------------------------------------------------------------------------------------------
   Expenditures for long-lived assets (5)            --             --                --        $  3.4      $     3.4
   ------------------------------------------------------------------------------------------------------------------
   Balance of long-lived assets                      --             --                --        $ 54.3      $    54.3
   ------------------------------------------------------------------------------------------------------------------

                  (1)   Year ended 2000 data reflects an aggregation of the
                        pre-acquisition period of the eleven months ended
                        November 30, 2000 and the post-acquisition period of one
                        month ended December 31, 2000.
                  (2)   Financial Products include: deferred and immediate annuity contracts, mutual funds, distribution services for annuities and mutual funds and programs offered to qualified plans and nonqualified deferred compensation plans that package
                        administrative and recordkeeping services along with a menu of investment options, investment advisory services and
                        pension plan administrative services. Investment Management
                        Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail
                        clients, underwriting, distribution for Company's mutual
                        funds and affiliate's separate accounts; and trustee,
                        administrative and other services to retirement plans.
                        (Refer to Notes 1 and 2.) Discontinued operations include
                        life insurance products. (Refer to Note 3.) Other includes consolidating adjustments and Year 2000 costs.
                  (3)   Operating earnings is comprised of net income (loss)
                        excluding net realized capital gains and losses and any
                        other items. While operating earnings is the measure of
                        profit or loss used by the Company's management when
                        assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
                  (4)   Taxes on the amortization of deferred gain on sale amounted to $3.3 million.
                  (5)   Expenditures of long-lived assets represent additions to
                        property and equipment not allocable to business segments.

                                                               Investment
Year ended December 31, 1999                   Financial       Management      Discontinued
(Millions)                                    Products (1)    Services (1)    Operations (1)    Other (1)      Total
----------------------------------------------------------------------------------------------------------------------
Revenue from external customers                $   551.1         $118.3                --        $(43.9)     $   625.5
Net investment income                              881.5            1.5                --           3.3          886.3
----------------------------------------------------------------------------------------------------------------------
Total revenue excluding net realized
  capital losses                               $ 1,432.6         $119.8                --        $(40.6)     $ 1,511.8
======================================================================================================================
Amortization of deferred policy
  acquisition costs                            $    93.4             --                --        $ 11.5      $   104.9
----------------------------------------------------------------------------------------------------------------------
Income taxes (benefits)                        $    87.5         $ 16.5                --        $(13.4)     $    90.1
----------------------------------------------------------------------------------------------------------------------
Operating earnings (losses) (2)                $   192.8         $ 28.1                --        $ (7.5)     $   213.4
Other item (3)                                        --             --                --         (17.5)         (17.5)
Net realized capital losses, net of tax            (14.0)            --                --            --          (14.0)
----------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations           178.8           28.1                --         (25.0)         181.9
Discontinued operations, net of tax:
  Amortization of deferred gain on
    sale (4)                                          --             --          $    5.7            --            5.7
----------------------------------------------------------------------------------------------------------------------
Net income (loss)                              $   178.8         $ 28.1          $    5.7        $(25.0)     $   187.6
======================================================================================================================
Segment assets                                 $53,362.1         $ 36.6          $2,989.0            --      $56,387.7
----------------------------------------------------------------------------------------------------------------------
Expenditures for long-lived assets (5)                --             --                --        $  3.9      $     3.9
----------------------------------------------------------------------------------------------------------------------
Balance of long-lived assets                          --             --                --        $ 12.2      $    12.2
----------------------------------------------------------------------------------------------------------------------

                  (1)   Financial Products include: deferred and immediate annuity contracts, mutual funds, distribution services for annuities and mutual funds and programs offered to qualified plans and nonqualified deferred compensation plans that package
                        administrative and recordkeeping services along with a menu of investment options, investment advisory services and
                        pension plan administrative services. Investment Management
                        Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail
                        clients, underwriting, distribution for Company's mutual
                        funds and affiliate's separate accounts; and trustee,
                        administrative and other services to retirement plans.
                        (Refer to Notes 1 and 2.) Discontinued operations include
                        life insurance products. (Refer to Note 3.) Other includes consolidating adjustments and Year 2000 costs
                  (2)   Operating earnings is comprised of net income (loss)
                        excluding net realized capital gains and losses and any
                        other items. While operating earnings is the measure of
                        profit or loss used by the Company's management when
                        assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
                  (3)   Other item excluded from operating earnings represents
                        after-tax Year 2000 costs.
                  (4)   Taxes on the amortization of deferred gain on sale amounted to $3.2 million.
                  (5)   Expenditures of long-lived assets represent additions to
                        property and equipment not allocable to business segments.

                                                             Investment
   Year ended December 31, 1998              Financial       Management      Discontinued
   (Millions)                               Products (1)    Services (1)    Operations (1)    Other (1)      Total
   -----------------------------------------------------------------------------------------------------------------
   Revenue from external customers           $   445.6         $96.7                 --        $(38.4)     $   503.9
   Net investment income                         865.3           1.5                 --           5.0          871.8
   -----------------------------------------------------------------------------------------------------------------
   Total revenue excluding net realized
     capital gains                           $ 1,310.9         $98.2                 --        $(33.4)     $ 1,375.7
   =================================================================================================================
   Amortization of deferred policy
     acquisition costs                       $    80.3            --                 --        $ 10.9      $    91.2
   -----------------------------------------------------------------------------------------------------------------
   Income Taxes (benefits)                   $    68.2         $14.7                 --        $(15.8)     $    67.1
   -----------------------------------------------------------------------------------------------------------------
   Operating earnings (2)                    $   171.0         $24.0                 --        $ (7.1)     $   187.9
   Other item (3)                                   --            --                 --         (22.4)         (22.4)
   Net realized capital gains, net of
     tax                                           7.3            --                 --            --            7.3
   -----------------------------------------------------------------------------------------------------------------
   Income from continuing operations             178.3          24.0                 --         (29.5)         172.8
   Discontinued operations, net of tax:
     Income from operations (4)                     --            --           $   61.8            --           61.8
     Immediate gain on sale (4)                     --            --               59.0            --           59.0
   -----------------------------------------------------------------------------------------------------------------
   Net income (loss)                         $   178.3         $24.0           $  120.8        $(29.5)     $   293.6
   =================================================================================================================
   Segment assets                            $44,367.4         $13.4           $2,946.4            --      $47,327.2
   -----------------------------------------------------------------------------------------------------------------
   Expenditures for long-lived assets
     (5)                                            --            --                 --        $  6.4      $     6.4
   -----------------------------------------------------------------------------------------------------------------
   Balance of long-lived assets                     --            --                 --        $ 12.2      $    12.2
   -----------------------------------------------------------------------------------------------------------------

                  (1)   Financial Products include: deferred and immediate annuity contracts, mutual funds, distribution services for annuities and mutual funds and programs offered to qualified plans and nonqualified deferred compensation plans that package
                        administrative and recordkeeping services along with a menu of investment options, investment advisory services and
                        pension plan administrative services. Investment Management
                        Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail
                        clients, underwriting, distribution for Company's mutual
                        funds and affiliate's separate accounts; and trustee,
                        administrative and other services to retirement plans.
                        (Refer to Notes 1 and 2.) Discontinued operations include
                        life insurance products. (Refer to Note 3.) Other includes consolidating adjustments and Year 2000 costs.
                  (2)   Operating earnings is comprised of net income (loss)
                        excluding net realized capital gains and losses and any
                        other items. While operating earnings is the measure of
                        profit or loss used by the Company's management when
                        assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
                  (3)   Other item excluded from operating earnings represents
                        after-tax Year 2000 costs.
                  (4)   Taxes on the income from operations and the immediate gain on sale amounted to $32.1million and $29.3 million,
                        respectively.
                  (5)   Expenditures of long-lived assets represent additions to
                        property and equipment not allocable to business segments.

14. COMMITMENTS AND CONTINGENT LIABILITIES

    LEASES

    In conjunction with the acquisition by ING, the Company entered into with or assumed from a former affiliate operating leases for office space. Since December 13, 2000, rent expense for these leases was immaterial. The future net minimum payments under noncancelable leases for 2001 through 2005 are estimated to be $25.5 million, $24.5 million, $21.5 million, $19.1 million and $16.3 million, respectively, and 29.9 million, thereafter.

    COMMITMENTS

    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31,1998, the Company had off-balance sheet commitments to purchase investments of $68.7 million with an estimated fair value of $68.9 million. At December 31, 2000 and 1999, there were no off-balance sheet commitments.

    LITIGATION

    In recent years, life insurance companies have been named as defendants in class action lawsuits relating to life insurance sales practices. The Company is currently a defendant in one such lawsuit.

    A purported class action complaint was filed in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron and Allan Eckert against ALIAC (the "Reese Complaint"). The Reese Complaint seeks compensatory and punitive damages and injunctive relief from ALIAC. The Reese Complaint claims that ALIAC engaged in unlawful sales practices in marketing life insurance policies. ALIAC has moved to dismiss the Reese Complaint for failure to state a claim upon which relief can be granted. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

    The Company is also involved in other lawsuits arising, for the most part, in the ordinary course of its business operations. While the outcome of these other lawsuits cannot be determined at this time, after consideration of the defenses available to the Company, applicable insurance coverage and any related reserves established, these other lawsuits are not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

FORM NO. SAI 09515-01                                         ALIAC ED. May 2001